 As filed with the Securities and Exchange Commission on December 28, 2000
================================================================================
                                                    1933 Act File No. 333-49256

                                                    1940 Act File No. 811-09461


                   U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                    Form N-2
                        (Check appropriate box or boxes)

[ ]  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[X]  Pre-Effective Amendment No. 2
[ ]  Post-Effective Amendment No.  __________

          and

[ ]  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[X]  Amendment No. 2

            Nuveen North Carolina Dividend Advantage Municipal Fund
         Exact Name of Registrant as Specified in Declaration of Trust
                333 West Wacker Drive, Chicago, Illinois 60606
Address of Principal Executive Offices (Number, Street, City, State, Zip Code)
                                (800) 257-8787
              Registrant's Telephone Number, including Area Code

                             Gifford R. Zimmerman
                         Vice President and Secretary
                             333 West Wacker Drive
                            Chicago, Illinois 60606
 Name and Address (Number, Street, City, State, Zip Code) of Agent for Service
                         Copies of Communications to:

    Stacy H. Winick           Thomas S. Harman              Sarah E. Cogan
Bell, Boyd & Lloyd LLC   Morgan, Lewis & Bockius LLP  Simpson Thacher & Bartlett
   70 W. Madison St.         1800 M Street, N.W.         425 Lexington Avenue
  Chicago, IL 60602         Washington, D.C. 20036        New York, NY 10017

                 Approximate Date of Proposed Public Offering:

 As soon as practicable after the effective date of this Registration Statement

                        ----------------------------------

     If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

     It is proposed that this filing will become effective (check appropriate box)

     [X] when declared effective pursuant to section 8(c)

                        ----------------------------------

       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

=========================================================================================================================
                                                                                Proposed
                                        Amount          Proposed Maximum        Maximum
      Title of Securities               Being            Offering Price        Aggregate               Amount of
      Being Registered                Registered            Per Unit         Offering Price (1)    Registration Fee (2)
-------------------------------------------------------------------------------------------------------------------------
Common Shares, $.01 par value        1,000,000 Shares          $15.00        $15,000,000               $3,960
=========================================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee.

(2) All of which has previously been paid.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

================================================================================

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+The information in this prospectus is not complete and may be changed. We may + +not sell these securities until the registration statement filed with the + +Securities and Exchange Commission is effective. This prospectus is not an + +offer to sell these securities and it is not soliciting an offer to buy these +
+securities in any state where the offer or sale is not permitted.             +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

              SUBJECT TO COMPLETION, DATED DECEMBER 28, 2000

PROSPECTUS

                                1,000,000 Shares


            Nuveen North Carolina Dividend Advantage Municipal Fund

                                 Common Shares
NUVEEN LOGO                     $15.00 per share


                                  ----------

  Investment Objectives. The Fund is a newly organized, non-diversified, closed-end management investment company. The Fund's investment objectives are:
  . to provide current income exempt from regular federal and North Carolina income tax; and
  . to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund's investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

  Portfolio Contents. Under normal market conditions, the Fund will invest its net assets in a portfolio of municipal bonds that are exempt from regular federal and North Carolina income taxes. Under normal market conditions, the Fund expects to be fully invested in such tax-exempt municipal bonds. Through December 31, 2001, the Fund may invest in municipal bonds that are exempt from regular federal income tax but not from North Carolina income tax, provided that no more than 10% of the Fund's investment income during that time may be derived from investments in those bonds. The Fund will invest at least 80% of its net assets in investment grade quality municipal bonds. The Fund may invest up to 20% of its net assets in municipal bonds that are rated Ba/BB or B or that are unrated but judged to be of comparable quality by the Fund's investment adviser. The Fund cannot assure you that it will achieve its investment objectives.

                                  ----------

  Investing in common shares involves certain risks. See "Risks" beginning on page 18.

  No Prior History. Because the Fund is newly organized, its common shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. The common shares have been approved for listing on the American Stock Exchange, subject to notice of issuance. The trading or "ticker" symbol of the common shares is expected to be "NRB."

  Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                  ----------

                       Per Share   Total
                       --------- ----------
Public Offering Price   $15.00   $
Sales Load              $ 0.675  $
Proceeds to the Fund    $14.325  $

  The underwriters expect to deliver the common shares to purchasers on or
about            , 2001.


                                  ----------

Salomon Smith Barney
                                                         Nuveen Investments
Deutsche Banc Alex. Brown
                                                  A.G. Edwards & Sons, Inc.
Prudential Securities
First Union Securities, Inc.                                UBS Warburg LLC

                                                     Legg Mason Wood Walker

                                              Incorporated

Raymond James & Associates, Inc.
                                              The Robinson-Humphrey Company
                           Wachovia Securities, Inc.
           , 2001

   You should read the Prospectus, which contains important information about the Fund, before deciding whether to invest and retain it for future reference.
A Statement of Additional Information, dated            , 2001, containing
additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 36 of this Prospectus, by calling (800) 257-8787 or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission web site (http://www.sec.gov).

   The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

   The underwriters named in this Prospectus may purchase up to additional common shares from the Fund under certain circumstances.

   You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date on the front of this Prospectus.

                                 ------------

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Prospectus Summary.........................................................   4
Summary of Fund Expenses...................................................  10
The Fund...................................................................  12
Use of Proceeds............................................................  12
The Fund's Investments.....................................................  12
MuniPreferred Shares and Leverage..........................................  15
Risks......................................................................  18
How the Fund Manages Risk..................................................  22
Management of the Fund.....................................................  23
Net Asset Value............................................................  25
Distributions..............................................................  25
Dividend Reinvestment Plan.................................................  25
Description of Shares......................................................  26
Certain Provisions in the Declaration of Trust.............................  29
Repurchase of Fund Shares; Conversion to Open-End Fund.....................  30
Tax Matters................................................................  31
Other Matters..............................................................  32
Underwriting...............................................................  33
Custodian and Transfer Agent...............................................  35
Legal Opinions.............................................................  35
Table of Contents for the Statement of Additional Information..............  36

                                 ------------

   Until        , 2001 (25 days after the date of this Prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                              PROSPECTUS SUMMARY

   This is only a summary. You should review the more detailed information contained in the Prospectus and in the Statement of Additional Information.

The Fund............... Nuveen North Carolina Dividend Advantage Municipal
                         Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company. The Fund is designed to provide tax benefits to investors who are residents of North Carolina. See "The Fund."

The Offering...........
                        The Fund is offering          common shares of
                         beneficial interest at $15.00 per share through a group of underwriters (the "Underwriters") led by Salomon Smith Barney Inc., Nuveen Investments ("Nuveen"), Deutsche Banc Alex. Brown, A.G. Edwards & Sons, Inc., Prudential Securities Incorporated, UBS Warburg LLC, First Union Securities, Inc., Legg Mason Wood Walker, Incorporated, Raymond James & Associates, Inc., The Robinson-Humphrey Company, LLC and Wachovia Securities, Inc. The common shares of beneficial interest are called "Common Shares" in the rest of this Prospectus. You must purchase at least 100 Common Shares. The Fund has given the Underwriters an option to purchase up to additional Common Shares to cover orders in excess of
                                   Common Shares. See "Underwriting." Nuveen
                         Investments has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per Common Share.

Investment Objectives.. The Fund's investment objectives are to provide current income exempt from regular federal and North Carolina income tax and enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund's investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Under normal market conditions, the Fund will invest its net assets in a portfolio of municipal bonds that are exempt from regular federal and North Carolina income taxes. Under normal market conditions, the Fund expects to be fully invested in such tax-exempt municipal bonds. Through December 31, 2001, the Fund may invest in municipal bonds that are exempt from regular federal income tax but not from North Carolina income tax ("Out of State Bonds"), provided that no more than 10% of the Fund's investment income during that time, as measured on the date of purchase of such bond, may be derived from Out of State Bonds. The Fund will invest at least 80% of its net assets in municipal bonds that at the time of investment are investment grade quality. Investment grade quality bonds are bonds rated within the four highest grades (Baa or BBB or better by Moody's Investor Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") or Fitch IBCA, Inc. ("Fitch")), or bonds that are unrated but judged to be of comparable quality by the Fund's investment adviser. The Fund may invest up to 20% of its net assets in municipal bonds that, at the time of investment, are rated Ba/BB or B by Moody's, S&P or Fitch or that are unrated but judged to be of comparable quality by the Fund's investment adviser. Bonds of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as junk bonds. The Fund cannot assure you that it will attain its investment objectives. See "The Fund's Investments."

Special                 If the Fund invests in Out of State Bonds, a portion
Considerations........   of your dividends will be subject to North Carolina
                         income taxes. The Fund expects that a substantial portion of its investments will pay interest that is taxable under the federal alternative minimum tax. If you are, or as a result of investment in the Fund would become, subject to the federal alternative minimum tax, the Fund may not be a suitable investment for you. In addition, capital gains distributions will be subject to capital gains taxes. See "Tax Matters."

Proposed Offering of
 MuniPreferred(R)
 Shares...............  Subject to market conditions, approximately one to three months after completion of this offering, the Fund intends to offer preferred shares of beneficial interest ("MuniPreferred Shares") representing approximately 35% of the Fund's capital after their issuance. The issuance of MuniPreferred Shares will leverage your investment in common shares. Leverage involves special risks. There is no assurance that the Fund will issue MuniPreferred Shares or that, if issued, the Fund's leveraging strategy will be successful. See "Risks--Leverage Risk." The money the Fund obtains by selling the MuniPreferred Shares will be invested in long-term municipal bonds, which will generally pay fixed rates of interest over the life of the bond. The MuniPreferred Shares will pay dividends based on shorter-term rates, which will be reset frequently. So long as the rate of return, net of applicable Fund expenses, on the long-term bonds purchased by the Fund exceeds MuniPreferred Share dividend rates as reset periodically, the investment of the proceeds of the MuniPreferred Shares will generate more income than will be needed to pay dividends on the MuniPreferred Shares. If so, the excess will be used to pay higher dividends to holders of Common Shares ("Common Shareholders"). However, the Fund cannot assure you that the issuance of MuniPreferred Shares will result in a higher yield on your Common Shares. Once MuniPreferred Shares are issued, the net asset value and market price of the Common Shares and the yield to Common Shareholders will be more volatile. See "MuniPreferred Shares and Leverage" and "Description of Shares--MuniPreferred Shares."

Investment Adviser....
                        Nuveen Advisory Corp. ("Nuveen Advisory") will be
                         the Fund's investment adviser. Nuveen Advisory will receive an annual fee, payable monthly, in a maximum amount equal to .65% of the Fund's average daily total net assets (including assets attributable to any MuniPreferred Shares that may be outstanding), with lower fee levels for assets that exceed $125 million. Nuveen Advisory has contractually agreed to reimburse the Fund for fees and expenses in the amount of .30% of average daily total net assets of the Fund for the first five full years of the Fund's operations (through January 31, 2006), and for a declining amount for an additional five years (through January 31, 2011). Nuveen Advisory is a wholly owned subsidiary of Nuveen. See "Management of the Fund."

Distributions.........  Commencing with the Fund's first dividend, the Fund intends to make regular monthly cash distributions to you at a level rate based on the projected performance of the Fund. The Fund's ability to maintain a level dividend rate will depend on a number of factors, including dividends payable on the MuniPreferred Shares. As portfolio and market conditions change, the rate of dividends on the Common Shares and the Fund's dividend policy could change. Over time, the Fund will distribute all of its net investment income (after it pays accrued dividends on any outstanding MuniPreferred Shares). In addition, at least annually, the Fund intends to distribute net realized capital gains and taxable ordinary income, if any, to you so long as the net realized capital gains and taxable ordinary income are not necessary to pay accrued dividends on, or redeem or liquidate, any MuniPreferred Shares. Your initial distribution is expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of this offering, depending on market conditions. You may elect to automatically reinvest some or all of your distributions in additional Common Shares under the Fund's Dividend Reinvestment Plan. See "Distributions" and "Dividend Reinvestment Plan."

Listing...............  The Common Shares have been approved for listing on the American Stock Exchange, subject to notice of issuance. See "Description of Shares--Common Shares." The trading or "ticker" symbol of the Common Shares is expected to be "NRB."

Custodian.............
                        The Chase Manhattan Bank will serve as custodian of
                         the Fund's assets. See "Custodian and Transfer
                         Agent."

Market Price of
Shares................  Shares of closed-end investment companies frequently trade at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest predominantly in investment grade municipal bonds have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. The Fund cannot assure you that Common Shares will trade at a price higher than net asset value in the future. Net asset value will be reduced immediately following the offering by the sales load and the amount of organization and offering expenses paid by the Fund. See "Use of Proceeds." In addition to net asset value, market price may be affected by such factors as dividend levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality and liquidity and market supply and demand. See "MuniPreferred Shares and Leverage," "Risks," "Description of Shares," "Repurchase of Fund Shares; Conversion to Open-End Fund" and the Statement of Additional Information under "Repurchase of Fund Shares; Conversion to Open-End Fund." The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.

Special Risk
Considerations........
                        No Operating History. The Fund is a newly organized,
                         non-diversified, closed-end management investment company with no history of operations.

                        Interest Rate Risk.  Generally, when market interest
                         rates fall, bond prices rise, and vice versa. Interest rate risk is the risk that the municipal bonds in the Fund's portfolio will decline in value because of increases in market interest rates. The prices of longer-term bonds fluctuate more than prices of shorter-term bonds as interest rates change. Conversely, the values of lower-rated and comparable unrated debt securities are less likely than those of investment grade and comparable unrated debt securities to fluctuate inversely with changes in interest rates. Because the Fund will invest primarily in long-term bonds, the Common Share net asset value and market price per share will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter-term bonds. The Fund's use of leverage, as described below, will tend to increase Common Share interest rate risk.

                        Credit Risk. Credit risk is the risk that one or
                         more municipal bonds in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the bond experiences a decline in its financial status. The Fund may invest up to 20% (measured at the time of investment) of its net assets in municipal bonds that are rated Ba/BB or B or that are unrated but judged to be of comparable quality by Nuveen Advisory. The prices of these lower grade bonds are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Municipal bonds of below investment grade quality are predominately speculative with respect to the issuer's capacity to pay interest and repay principal when due, and therefore involve a greater risk of default.

                        Concentration in North Carolina Issuers. The Fund's
                         policy of investing primarily in municipal obligations of issuers located in North Carolina makes the Fund more susceptible to adverse economic, political or regulatory occurrences affecting such issuers.

                        Leverage Risk. The use of leverage through the
                         issuance of MuniPreferred Shares creates an opportunity for increased Common Share net income, but also creates special risks for Common Shareholders. There is no assurance that the Fund's leveraging strategy will be successful. It is anticipated that MuniPreferred dividends will be based on shorter-term municipal bond rates of return (which would be redetermined periodically, pursuant to an auction process), and that the Fund will invest the proceeds of the MuniPreferred Shares offering in long-term, typically fixed rate, municipal bonds. So long as the Fund's municipal bond portfolio provides a higher rate of return (net of Fund expenses) than the MuniPreferred dividend rate, as reset periodically, the leverage will cause Common Shareholders to receive a higher current rate of return than if the Fund were not leveraged. If, however, long and/or short-term rates rise, the MuniPreferred dividend rate could exceed the rate of return on long-term bonds held by the Fund that were acquired during periods of generally lower interest rates, reducing return to Common Shareholders. Leverage creates two major types of risks for Common
                         Shareholders:

                            . the likelihood of greater volatility of net asset value and market price of Common Shares, because changes in the value of the Fund's bond portfolio (including bonds bought with the proceeds of the MuniPreferred Shares offering) are borne entirely by the Common Shareholders; and

                            . the possibility either that Common Share income will fall if the MuniPreferred dividend rate rises, or that Common Share income will fluctuate because the MuniPreferred dividend rate varies.

                        Municipal Bond Market Risk. The amount of public
                         information available about the municipal bonds in the Fund's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of Nuveen Advisory than would be a stock fund or taxable bond fund. The secondary market for municipal bonds, particularly the below investment grade bonds in which the Fund may invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund's ability to sell its bonds at attractive prices.

                        Non-Diversification. Because the Fund is classified as
                         "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"), it can invest a greater portion of its assets in obligations of a single issuer. As a result, the Fund will be more susceptible than a more widely diversified fund to any single corporate, economic, political or regulatory occurrence. See "The Fund's Investments." In addition, the Fund must satisfy certain asset diversification rules in order to qualify as a regulated investment company for federal income tax purposes.

                        Anti-takeover Provisions. The Fund's Declaration of
                         Trust (the "Declaration") includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares.

                           SUMMARY OF FUND EXPENSES

   The following table assumes the issuance of MuniPreferred Shares in an amount equal to 35% of the Fund's capital (after their issuance), and shows Fund expenses both as a percentage of net assets attributable to Common Shares and as a percentage of total net assets.

   Shareholder Transaction Expenses
     Sales Load Paid by You (as a percentage of offering
      price).............................................         4.50%
     Dividend Reinvestment Plan Fees.....................         None(/1/)

                                                            Percentage of Net
                                                           Assets Attributable
                                                          to Common Shares(/2/)
                                                          ---------------------
   Annual Expenses
   Management Fees.......................................         1.00%
   Other Expenses........................................          .31%
                                                                  ----
   Total Annual Expenses.................................         1.31%
   Fee and Expense Reimbursement (Years 1-5).............         (.46%)(/3/)
                                                                  ----
   Total Net Annual Expenses (Years 1-5).................          .85% (/3/)
                                                                  ----

--------
(1) You will be charged a $2.50 service charge and pay brokerage charges if you direct the Plan Agent to sell your Common Shares held in a dividend reinvestment account.

(2) Stated as percentages of the Fund's total net assets, and again assuming the issuance of MuniPreferred Shares in an amount equal to 35% of the Fund's capital (after their issuance), the Fund's expenses would be estimated to be as follows:

                             Percentage
                              of Total
                             Net Assets
                             ----------
   Annual Expenses
   Management Fees.........      .65%
   Other Expenses..........      .20%
                                ----
   Total Annual Expenses...      .85%
   Fees and Expense
    Reimbursement (Years 1-
    5).....................     (.30%)(/3/)
                                ----
   Total Net Annual
    Expenses (Years 1-5)...      .55% (/3/)
                                ----

(3) Nuveen Advisory has contractually agreed to reimburse the Fund for fees and expenses in the amount of .30% of average daily total net assets for the first 5 full years of the Fund's operations, .25% of average daily total net assets in year 6, .20% in year 7, .15% in year 8, .10% in year 9 and .05% in year 10. Without the reimbursement, "Total Net Annual Expenses" would be estimated to be .85% of average daily total net assets and 1.31% of average daily total net assets attributable to Common Shares. Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per Common Share (.20% of offering price).

   The purpose of the table above is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table are based on estimated amounts for the Fund's first year of operations and assume that the Fund issues approximately 3,700,000 Common Shares. See "Management of the Fund" and "Dividend Reinvestment Plan."

   The following example illustrates the expenses (including the sales load of $45) that you would pay on a $1,000 investment in Common Shares, assuming (1) total net annual expenses of .85% of net assets attributable to Common Shares in years 1 through 5, increasing to 1.23%, in year 10 and (2) a 5% annual return:(/1/)

             1 Year           3 Years                   5 Years                   10 Years(/2/)
             ------           -------                   -------                   -------------
              $53               $71                       $90                         $160

   The example should not be considered a representation of future expenses. Actual expenses may be higher or lower.
--------
(1) The example assumes that the estimated Other Expenses set forth in the Annual Expenses table are accurate, that fees and expenses increase as described in note 2 below and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example. The expenses you would pay, based on the Fund's expenses stated as a percentage of the Fund's total net assets (assuming the issuance of MuniPreferred Shares in an amount equal to 35% of the Fund's capital after their issuance) and otherwise on the assumptions in the example would be: 1 Year $50; 3 Years $62; 5 Years $74; and 10 Years $121.

(2) Assumes reimbursement of fees and expenses of .25% of average daily total net assets in year 6, .20% in year 7, .15% in year 8, .10% in year 9 and .05% in year 10. Nuveen Advisory has not agreed to reimburse the Fund for any portion of its fees and expenses beyond January 31, 2011. See "Management of the Fund--Investment Management Agreement."

                                   THE FUND

   The Fund is a recently organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on June 1, 1999, pursuant to a Declaration governed by the laws of The Commonwealth of Massachusetts. As a newly organized entity, the Fund has no operating history. The Fund's principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787. The Fund is designed to provide tax benefits to investors who are residents of North Carolina.

                                USE OF PROCEEDS

   The net proceeds of the offering of Common Shares will be approximately
$            ($            if the Underwriters exercise the over-allotment
option in full) after payment of the estimated organization and offering costs. Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per Common Share. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objectives and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in municipal bonds that meet those investment objectives and policies within three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term, tax-exempt securities.

                            THE FUND'S INVESTMENTS

Investment Objectives and Policies

   The Fund's investment objectives are:

  . to provide current income exempt from regular federal and North Carolina income tax; and

  . to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that Nuveen Advisory believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

   Underrated municipal bonds are those whose ratings do not, in Nuveen Advisory's opinion, reflect their true creditworthiness. Undervalued municipal bonds are bonds that, in Nuveen Advisory's opinion, are worth more than the value assigned to them in the marketplace. Nuveen Advisory may at times believe that bonds associated with a particular municipal market sector (for example, electric utilities), or issued by a particular municipal issuer, are undervalued. Nuveen Advisory may purchase such a bond for the Fund's portfolio because it represents a market sector or issuer that Nuveen Advisory considers undervalued, even if the value of the particular bond appears to be consistent with the value of similar bonds. Municipal bonds of particular types (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Fund's investment in underrated or undervalued municipal bonds will be based on Nuveen Advisory's belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise (relative to the market) to reflect their true value. The Fund attempts to increase its portfolio value relative to the municipal bond market by prudent selection of municipal bonds regardless of the direction the market may move. Any capital appreciation realized by the Fund will generally result in the distribution of taxable capital gains to Common Shareholders.

   Under normal market conditions, the Fund will invest its net assets in a portfolio of municipal bonds that are exempt from regular federal and North Carolina income taxes. Under normal market conditions, the Fund expects to be fully invested (at least 95% of its assets) in such tax-exempt municipal bonds. After the completion of the offering through December 31, 2001, the Fund may invest in Out of State Bonds, provided that no more than 10% of the Fund's investment income during that time, as measured on the date of purchase of such bond, may be derived from Out of State Bonds. The Fund will purchase Out of State Bonds if other suitable investments are not available. Investment in Out of State Bonds would result in a portion of your dividends being subject to North Carolina income taxes. For more information, see the Statement of Additional Information. The Fund will invest at least 80% of its net assets in investment grade quality municipal bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or are unrated but judged to be of comparable quality by Nuveen Advisory. The Fund may invest up to 20% of its net assets in municipal bonds that are rated, at the time of investment, Ba/BB or B by Moody's, S&P or Fitch or that are unrated but judged to be of comparable quality by Nuveen Advisory. Bonds of below investment grade quality (Ba/BB or below) are commonly referred to as junk bonds. Bonds of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, Nuveen Advisory may consider such factors as Nuveen Advisory's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. A general description of Moody's, S&P's and Fitch's ratings of municipal bonds is set forth in Appendix A to the Statement of Additional Information. See "--Municipal Bonds" below for a general description of the economic and credit characteristics of municipal issuers in North Carolina. The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly. See "-- Other Investment Companies" and "--Initial Portfolio Composition."

   The Fund may purchase municipal bonds that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies which provide such credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund's income. Insurance generally will be obtained from insurers with a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the Common Shares.

   Upon Nuveen Advisory's recommendation, during temporary defensive periods and in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering are being invested, the Fund may invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of your dividends being subject to regular federal and North Carolina income taxes. For more information, see the Statement of Additional Information.

   The Fund cannot change its investment objectives without the approval of the holders of a "majority of the outstanding" Common Shares and MuniPreferred Shares voting together as a single class, and of the holders of a "majority of the outstanding" MuniPreferred Shares voting as a separate class. A "majority of the outstanding" Common Shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or
(ii) more than 50% of the shares, whichever is less. See "Description of Shares--MuniPreferred Shares--Voting Rights" and the Statement of Additional Information under "Description of Shares--MuniPreferred Shares--Voting Rights" for additional information with respect to the voting rights of holders of MuniPreferred Shares.

   If you are, or as a result of investment in the Fund would become, subject to the federal alternative minimum tax, the Fund may not be a suitable investment for you because the Fund expects that a substantial portion of its investments will pay interest that is taxable under the federal alternative minimum tax. Special rules apply to corporate holders. In addition, capital gains distributions will be subject to capital gains taxes. See "Tax Matters."

Municipal Bonds

   Municipal bonds are either general obligation or revenue bonds and typically are issued to finance public projects (such as roads or public buildings), to pay general operating expenses, or to refinance outstanding debt. Municipal bonds may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source; revenue bonds may be repaid only from the revenues of a specific facility or source. The Fund also may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the Fund will only purchase municipal bonds representing lease obligations where Nuveen Advisory believes the issuer has a strong incentive to continue making appropriations until maturity.

   The municipal bonds in which the Fund will invest are generally issued by the State of North Carolina, a city in North Carolina, or a political subdivision of such State or city, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by Nuveen Advisory to be reliable), is exempt from regular federal and North Carolina income taxes, although the interest may be subject to the federal alternative minimum tax. The Fund may invest in municipal bonds issued by United States territories (such as Puerto Rico or Guam) that are exempt from regular federal and North Carolina income taxes. Through December 31, 2001, the Fund also may invest in Out of State Bonds subject to the limitations described under "--Investment Objectives & Policies."

   The yields on municipal bonds depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal bonds will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

   The Fund will primarily invest in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15-30 years, but the weighted average maturity of obligations held by the Fund may be shortened, depending on market conditions.

When-Issued and Delayed Delivery Transactions

   The Fund may buy and sell municipal bonds on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the bonds prior to settlement and, since bonds are subject to market fluctuations, the value of the bonds at time of delivery may be less (or more) than cost. A separate account of the Fund will be established with its custodian consisting of cash, cash equivalents, or liquid securities having a market value at all times at least equal to the amount of the commitment.

Other Investment Companies

   The Fund may invest up to 10% of its net assets in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly. The Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares or MuniPreferred Shares, or during periods when there is a shortage of attractive, high-yielding municipal bonds available in the market. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Nuveen Advisory will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available municipal bond investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the Prospectus in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Initial Portfolio Composition

   If current market conditions persist, the Fund expects that approximately 95% of its initial portfolio will consist of investment grade quality municipal bonds, rated as such at the time of investment, meaning that such bonds are rated by national rating agencies within the four highest grades or are unrated but judged to be of comparable quality by Nuveen Advisory (approximately 55% in Aaa/AAA; 20% in Aa/AA; 15% in A; and 5% in Baa/BBB). The Fund will generally select obligations which may not be redeemed at the option of the issuer for approximately seven to nine years from the date of purchase by the Fund. See the Statement of Additional Information under "Other Investment Policies and Techniques--Portfolio Trading and Turnover Rate." Subject to market availability, the Fund would likely seek to invest approximately 5% of its initial portfolio in municipal bonds that are, at the time of investment, either rated below investment grade or that are unrated but judged to be of comparable quality by Nuveen Advisory. See "--Investment Objectives and Policies."

                       MUNIPREFERRED SHARES AND LEVERAGE

   Subject to market conditions, approximately one to three months after the completion of the offering of the Common Shares, the Fund intends to offer MuniPreferred Shares representing approximately 35% of the Fund's capital immediately after the issuance of the MuniPreferred Shares.

The MuniPreferred Shares have complete priority upon distribution of assets over the Common Shares. The issuance of MuniPreferred Shares will leverage the Common Shares. Leverage involves special risks. There is no assurance that the Fund's leveraging strategy will be successful. Although the timing and other terms of the offering of the MuniPreferred Shares will be determined by the Fund's Board of Trustees, the Fund expects to invest the proceeds of the MuniPreferred Shares offering in long-term municipal bonds. The MuniPreferred Shares will pay dividends based on shorter-term rates (which would be redetermined periodically by an auction process). So long as the Fund's portfolio is invested in securities that provide a higher rate of return than the dividend rate of the MuniPreferred Shares (after taking expenses into consideration), the leverage will cause you to receive a higher current rate of return than if the Fund were not leveraged.

   Changes in the value of the Fund's bond portfolio (including bonds bought with the proceeds of the MuniPreferred Shares offering) will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, the leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using leverage, the fees paid to Nuveen Advisory for advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's total net assets, including the proceeds from the issuance of MuniPreferred Shares.

   For tax purposes, the Fund is currently required to allocate net capital gains and other taxable income, if any, between the Common Shares and MuniPreferred Shares in proportion to total distributions paid to each class for the year in which the net capital gains or other taxable income is realized. If net capital gains or other taxable income is allocated to MuniPreferred Shares (instead of solely tax-exempt income), the Fund will likely have to pay higher total dividends to MuniPreferred Shareholders or make special payments to MuniPreferred Shareholders to compensate them for the increased tax liability. This would reduce the total amount of dividends paid to the Common Shareholders, but would increase the portion of the dividend that is tax-exempt. On an after-tax basis, Common Shareholders may still be better off than if they had been allocated all of the Fund's net capital gains or other taxable income (resulting in a higher amount of total dividends), but received a lower amount of tax-exempt income. If the increase in dividend payments or the special payments to MuniPreferred Shareholders are not entirely offset by a reduction in the tax liability of, and an increase in the tax-exempt dividends received by, the Common Shareholders, the advantage of the Fund's leveraged structure to Common Shareholders will be reduced.

   Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund's total net assets is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund's total net assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total net assets is at least 200% of such liquidation value. If MuniPreferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem MuniPreferred Shares from time to time to the extent necessary in order to maintain coverage of any MuniPreferred Shares of at least 200%. If the Fund has MuniPreferred Shares outstanding, two of the Fund's trustees will be elected by the holders of MuniPreferred Shares, voting separately as a class. The remaining trustees of the Fund will be elected by holders of Common Shares and MuniPreferred Shares voting together as a single class. In the event the Fund failed to pay dividends on MuniPreferred Shares for two years, MuniPreferred Shareholders would be entitled to elect a majority of the trustees of the Fund.

   The Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for MuniPreferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede Nuveen Advisory from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

   The Fund may also borrow money for repurchase of its shares or as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

   Assuming that the MuniPreferred Shares will represent approximately 35% of the Fund's capital and pay dividends at an annual average rate of 3.75%, the income generated by the Fund's portfolio (net of estimated expenses) must exceed 1.31% in order to cover such dividend payments and other expenses specifically related to the MuniPreferred Shares. Of course, these numbers are merely estimates, used for illustration. Actual MuniPreferred Share dividend rates will vary frequently and may be significantly higher or lower than the rate estimated above.

   The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of bonds held in the Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table further reflects the issuance of MuniPreferred Shares representing 35% of the Fund's total capital, a 5.10% yield on the Fund's investment portfolio, net of expenses, and the Fund's currently projected annual MuniPreferred Share dividend rate of 3.75%. See "Risks" and "MuniPreferred Shares and Leverage."

   Components of
    Portfolio
    Return          (10)%     (5)%     0%      5%     10%
                   -------- -------- ------- ======= ------
     Net Income..    5.10 %   5.10 %  5.10 %  5.10 %  5.10%
     Capital
      (Loss) or
      Gain.......  (15.10)% (10.10)% (5.10)% (0.10)%  4.90%
   Assumed
    Portfolio
    Total Return.  (10.00)%  (5.00)%  0.00 %  5.00 % 10.00%
     Common Share
      Dividends..    5.83 %   5.83 %  5.83 %  5.83 %  5.83%
     Common Share
      Capital
      Gain/(Loss). (23.23)% (15.54)% (7.85)% (0.15)%  7.54%
   Common Share
    Total Return.  (17.40)%  (9.71)% (2.02)%  5.67 % 13.37%

   Common Share total return is composed of two elements--the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends on MuniPreferred Shares) and gains or losses on the value of the securities the Fund owns. As required by Securities and Exchange Commission rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the tax-exempt interest it receives on its municipal bond investments is entirely offset by losses in the value of those bonds.

   Unless and until MuniPreferred Shares are issued, the Common Shares will not be leveraged and this section will not apply.

                                     RISKS

   The net asset value of the Common Shares will fluctuate with and be affected by, among other things, interest rate risk, credit risk, reinvestment risk and leverage risk, and an investment in Common Shares will be subject to market discount risk, inflation risk and municipal bond market risk, each of which is more fully described below.

   Newly Organized. The Fund is a newly organized, non-diversified, closed-end management investment company and has no operating history.

   Market Discount Risk. Shares of closed-end management investment companies frequently trade at a discount from their net asset value.

   Interest Rate Risk. Interest rate risk is the risk that bonds (and the Fund's net assets) will decline in value because of changes in interest rates. Generally, municipal bonds will decrease in value when interest rates rise and increase in value when interest rates decline. This means that the net asset value of the Common Shares will fluctuate with interest rate changes and the corresponding changes in the value of the Fund's municipal bond holdings. The value of the longer-term bonds in which the Fund generally invests fluctuates more in response to changes in interest rates than does the value of shorter-term bonds. Conversely, the values of lower-rated and comparable unrated debt securities are less likely than those of investment grade and comparable unrated debt securities to fluctuate inversely with changes in interest rates. Because the Fund will invest primarily in long-term bonds, the Common Share net asset value and market price per share will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter-term bonds. The Fund's use of leverage, as described below, will tend to increase Common Share interest rate risk.

   Credit Risk. Credit risk is the risk that an issuer of a municipal bond will become unable to meet its obligation to make interest and principal payments. In general, lower rated municipal bonds carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund's net asset value or dividends. The Fund may invest up to 20% of its net assets in municipal bonds that are rated Ba/BB or B by Moody's, S&P or Fitch or that are unrated but judged to be of comparable quality by the Fund's investment adviser. Bonds rated Ba/BB or B are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and these bonds are commonly referred to as junk bonds. The prices of these lower grade bonds are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities.

   Concentration Risk. As described above, except to the extent the Fund invests in temporary investments, the Fund will invest substantially all of its net assets in North Carolina municipal bonds. The Fund is therefore susceptible to political, economic or regulatory factors affecting issuers of North Carolina municipal bonds. The information set forth below is derived from sources that are generally available to investors. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of North Carolina.

   North Carolina's economy continues to grow and diversify. The State ranks among the top ten states in economic growth, as measured by employment growth between 1988 and 1998. While manufacturing remains an important employment sector, the services and retail trade sectors also supply a significant percentage of employment. Growth in the high-technology sector has helped diversify the State's economy and also has helped offset recent employment losses in the textile, apparel, and tobacco industries.

   The State's unemployment rate was 3.6% in September 2000, below the national average of 3.9% in September 2000 and slightly up from the State's 3.1% rate in September 1999. Per capita income in 1999 was $25,087, approximately 91% of the national average.

   The State of North Carolina has implemented sound financial policies and currently has low debt levels. The level of debt is subject to increase as a result of bonds which have been authorized by the voters of the State, which bonds have yet to be issued. In the aggregate, there is approximately $4.72 billion of authorized but unissued bonds for higher education capital, highways, public school buildings, natural gas and clean water. It is expected that these bonds will be issued over the next several years, which will cause the debt levels to increase. However, the State's Constitution mandates that total expenditures not exceed receipts for the same period plus any surplus available at the start of the fiscal year. These conservative policies, combined with the State's economic recovery, resulted in budget surpluses in each fiscal year 1992-1999. Moody's, S&P's, and Fitch all rate the State AAA.

   The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of municipal bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of municipal bonds held by the Fund are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of the municipal bonds, the market value or marketability of the municipal bonds or the ability of the respective issuers of the municipal bonds acquired by the Fund to pay interest on or principal of the municipal bonds. This information has not been independently verified.

   Municipal Bond Market Risk. Investing in the municipal bond market involves certain risks. The amount of public information available about the municipal bonds in the Fund's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of Nuveen Advisory than would be a stock fund or taxable bond fund. The secondary market for municipal bonds, particularly the below investment grade bonds in which the Fund may invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund's ability to sell its bonds at attractive prices.

   The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt.

   Reinvestment Risk. Reinvestment risk is the risk that income from the Fund's bond portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the Common Shares' market price or their overall returns.

   Leverage Risk. Leverage risk is the risk associated with the issuance of the MuniPreferred Shares to leverage the Common Shares. There can be no assurance that the Fund's leveraging strategy will be successful. Once the MuniPreferred Shares are issued, the net asset value and market value of Common Shares will be more volatile, and the yield to Common Shareholders will tend to fluctuate with changes in the shorter-term dividend rates on the MuniPreferred Shares. Long-term municipal bond rates of return are typically, although not always, higher than shorter-term municipal bond rates of return. If the dividend rate on the MuniPreferred Shares approaches the net rate of return on the Fund's investment portfolio, the benefit of leverage to Common Shareholders would be reduced. If the dividend rate on the MuniPreferred Shares exceeds the net rate of return on the Fund's portfolio, the leverage will result in a lower rate of return to Common Shareholders than if the Fund were not leveraged. Because the long-term bonds included in the Fund's portfolio will typically pay fixed rates of interest while the dividend rate on the MuniPreferred Shares will be adjusted periodically, this could occur even when both long-term and short-term municipal rates rise. In addition, the Fund will pay (and Common Shareholders will bear) any costs and expenses relating to the issuance and ongoing maintenance of the MuniPreferred Shares. Accordingly, the Fund cannot assure you that the issuance of MuniPreferred Shares will result in a higher yield or return to Common Shareholders.

   Similarly, any decline in the net asset value of the Fund's investments will be borne entirely by Common Shareholders. Therefore, if the market value of the Fund's portfolio declines, the leverage will result in a greater decrease in net asset value to Common Shareholders than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Shares. The Fund might be in danger of failing to maintain the required 200% asset coverage or of losing its expected AAA/aaa ratings on the MuniPreferred Shares or, in an extreme case, the Fund's current investment income might not be sufficient to meet the dividend requirements on the MuniPreferred Shares. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the MuniPreferred Shares. Liquidation at times of low municipal bond prices may result in capital loss and may reduce returns to Common Shareholders.

   While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the Common Shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to Common Shareholders relative to the circumstance where the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

   The Fund may invest in the securities of other investment companies. Such securities may also be leveraged and will therefore be subject to the leverage risks described above. Such additional leverage may in certain market conditions serve to reduce the net asset value of the Fund's Common Shares and the returns to Common Shareholders.

   Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, MuniPreferred Share dividend rates would likely increase, which would tend to further reduce returns to Common Shareholders.

   Non-Diversification. Because the Fund is classified as "non-diversified" under the 1940 Act it can invest a greater portion of its assets in obligations of a single issuer. As a result, the Fund will be more susceptible than a more widely diversified fund to any single corporate, economic, political or regulatory occurrence. See "The Fund's Investments." In addition, the Fund must satisfy certain asset diversification rules in order to qualify as a regulated investment company for federal income tax purposes.

                           HOW THE FUND MANAGES RISK

Investment Limitations

   The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares and, if issued, MuniPreferred Shares voting together as a single class, and the approval of the holders of a majority of the MuniPreferred Shares voting as a separate class. Among other restrictions, the Fund may not invest more than 25% of total Fund assets in securities of issuers in any one industry, except that this limitation does not apply to municipal bonds backed by the assets and revenues of governments or political subdivisions of governments.

   The Fund may become subject to guidelines which are more limiting than the investment restriction set forth above in order to obtain and maintain ratings from Moody's or S&P on the MuniPreferred Shares that it intends to issue. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund's Common Shareholders or the Fund's ability to achieve its investment objectives. See "Investment Objectives" in the Statement of Additional Information for information about these guidelines and a complete list of the fundamental and non-fundamental investment policies of the Fund.

Quality Investments

   The Fund will invest at least 80% of its net assets in bonds of investment grade quality at the time of investment. Investment grade quality means that such bonds are rated by national rating agencies within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or are unrated but judged to be of comparable quality by Nuveen Advisory.

Limited Issuance of MuniPreferred Shares

   Under the 1940 Act, the Fund could issue MuniPreferred Shares having a total liquidation value (original purchase price of the shares being liquidated plus any accrued and unpaid dividends) of up to one-half of the value of the total net assets of the Fund. If the total liquidation value of the MuniPreferred Shares was ever more than one-half of the value of the Fund's total net assets, the Fund would not be able to declare dividends on the Common Shares until the liquidation value, as a percentage of the Fund's assets, was reduced. The Fund intends to issue MuniPreferred Shares representing about 35% of the Fund's total capital immediately after the time of issuance, if the Fund sells all the Common Shares discussed in this Prospectus. This higher than required margin of net asset value provides a cushion against later fluctuations in the value of the Fund's portfolio and will subject Common Shareholders to less income and net asset value volatility than if the Fund were more leveraged. The Fund intends to purchase or redeem MuniPreferred Shares, if necessary, to keep the liquidation value of the MuniPreferred Shares below one-half of the value of the Fund's total net assets.

Management of Investment Portfolio and Capital Structure to Limit Leverage
Risk

   The Fund may take certain actions if short-term interest rates increase or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund's leverage begins (or is expected) to adversely affect Common Shareholders. In order to attempt to offset such a negative impact of leverage on Common Shareholders, the Fund may shorten the average maturity of its investment portfolio (by investing in short-term, high quality securities) or may extend the maturity of outstanding MuniPreferred Shares. The Fund may also attempt to reduce the leverage by redeeming or otherwise purchasing MuniPreferred Shares. As explained above under "Risks-- Leverage Risk," the success of any such attempt to limit leverage risk depends on Nuveen Advisory's ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, the Fund may never attempt to manage its capital structure in the manner described above.

   If market conditions suggest that additional leverage would be beneficial, the Fund may sell previously unissued MuniPreferred Shares or MuniPreferred Shares that the Fund previously issued but later repurchased.

   Currently, the Fund may not invest in inverse floating rate securities, which are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and which represent a leveraged investment in an underlying municipal bond. This restriction is a non-fundamental policy of the Fund that may be changed by vote of the Fund's Board of Trustees.

Hedging Strategies

   The Fund may use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures or options based on either an index of long-term municipal securities or on taxable debt securities whose prices, in the opinion of Nuveen Advisory, correlate with the prices of the Fund's investments. Successful implementation of most hedging strategies would generate taxable income, and the Fund has no present intention to use these strategies.

                            MANAGEMENT OF THE FUND

Trustees and Officers

   The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by Nuveen Advisory. There are seven trustees of the Fund, one of whom is an "interested person" (as defined in the 1940 Act) and six of whom are not "interested persons." The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Funds" in the Statement of Additional Information.

Investment Adviser

   Nuveen Advisory, 333 West Wacker Drive, Chicago, Illinois 60606, serves as the investment adviser to the Fund. In this capacity, Nuveen Advisory is responsible for the selection and on-going monitoring of the municipal bonds in the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and administrative services. Nuveen Advisory serves as investment adviser to investment portfolios with more than $35 billion in assets under management. See the Statement of Additional Information under "Investment Adviser."

   Nuveen Advisory is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Advisory manages the Fund using a team of analysts and portfolio managers that focus on a specific group of funds. Thomas J. O'Shaughnessy is the portfolio manager of the Fund and will provide daily oversight for, and execution of, the Fund's investment activities. Mr.

O'Shaughnessy has been a portfolio manager for Nuveen Advisory since 1991 and an Assistant Vice President since 1998. He currently manages investments for 14 Nuveen-sponsored investment companies.

   Nuveen Advisory is a wholly owned subsidiary of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. Founded in 1898, Nuveen and its affiliates have over $61 billion of net assets under management or surveillance. Nuveen is a subsidiary of The John Nuveen Company which, in turn, is a majority-owned subsidiary of The St. Paul Companies, Inc., a publicly-traded company which is principally engaged in providing property-liability insurance through subsidiaries.

Investment Management Agreement

   Pursuant to an investment management agreement between Nuveen Advisory and the Fund, the Fund has agreed to pay for the services and facilities provided by Nuveen Advisory an annual management fee, payable on a monthly basis, according to the following schedule:

      Daily Total Net Assets*                                     Management Fee
      -----------------------                                     --------------
      Up to $125 million.........................................     .6500%
      $125 million to $250 million...............................     .6375%
      $250 million to $500 million...............................     .6250%
      $500 million to 1 billion..................................     .6125%
      $1 billion to $2 billion...................................     .6000%
      $2 billion and over........................................     .5750%

--------
*Including net assets attributable to MuniPreferred Shares.

   In addition to the fee of Nuveen Advisory, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with Nuveen Advisory), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

   For the first ten years of the Fund's operation, Nuveen Advisory has contractually agreed to reimburse the Fund for fees and expenses in the amounts, and for the time periods, set forth below:

                            Percentage
                            Reimbursed
                         (as a percentage
      Year Ending        of average daily
      Jan. 31              net assets)
      -----------        ----------------
       2001*...........       0.30%
       2002............       0.30%
       2003............       0.30%
       2004............       0.30%
       2005............       0.30%
       2006............       0.30%

                                                Percentage
                                                Reimbursed
                                             (as a percentage
                          Year Ending        of average daily
                          Jan. 31              net assets)
                          -----------        ----------------
                           2007............       0.25%
                           2008............       0.20%
                           2009............       0.15%
                           2010............       0.10%
                           2011............       0.05%

--------
*From the commencement of operations.

   Nuveen Advisory has not agreed to reimburse the Fund for any portion of its fees and expenses beyond January 31, 2011.

                                NET ASSET VALUE

   The Fund's net asset value per share is determined as of the close of trading (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange is open for business. Net asset value is calculated by taking the fair value of the Fund's total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share.

   In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal bonds), the pricing service establishes a fair market value based on prices of comparable municipal bonds. All valuations are subject to review by the Fund's Board of Trustees or its delegate, Nuveen Advisory.

                                 DISTRIBUTIONS

   Commencing with the first dividend, the Fund intends to make regular monthly cash distributions to Common Shareholders at a rate that reflects the past and projected performance of the Fund. Distributions can only be made from net investment income after paying any accrued dividends to MuniPreferred Shareholders. The Fund's ability to maintain a level dividend rate will depend on a number of factors, including dividends payable on the MuniPreferred Shares. The net income of the Fund consists of all interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. Over time, all the net investment income of the Fund will be distributed. At least annually, the Fund also intends to distribute net realized capital gains and ordinary taxable income, if any, after paying any accrued dividends or making any liquidation payments to MuniPreferred Shareholders. Initial distributions to Common Shareholders are expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of this offering, depending on market conditions. Although it does not now intend to do so, the Board of Trustees may change the Fund's dividend policy and the amount or timing of the distributions, based on a number of factors, including the amount of the Fund's undistributed net investment income and historical and projected investment income and the amount of the expenses and dividend rates on the outstanding MuniPreferred Shares.

   To permit the Fund to maintain a more stable monthly distribution, the Fund will initially distribute less than the entire amount of net investment income earned in a particular period. The undistributed net investment income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period. Undistributed net investment income will be added to the Fund's net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund's net asset value.

                          DIVIDEND REINVESTMENT PLAN

   You may elect to have all dividends or capital gains distributions on your Common Shares, or both, automatically reinvested by The Chase Manhattan Bank, as agent for the Common Shareholders (the "Plan Agent"), in additional Common Shares under the Dividend Reinvestment Plan (the "Plan"). You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by The Chase Manhattan Bank as dividend paying agent.

   If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

     (1) If Common Shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then current market price; or

     (2) If Common Shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the dividend payment date. Interest will not be paid on any uninvested cash payments.

   You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

   The Plan Agent maintains all shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

   There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

   Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

   The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from The Chase Manhattan Bank, P.O. Box 5186, Bowling Green Station, New York, NY 10275-0672 (regular mail) or 4 New York Plaza, 6th Floor, New York, NY 10004 (for overnight courier), (800) 257-8787.

                             DESCRIPTION OF SHARES

Common Shares

   The Declaration authorizes the issuance of an unlimited number of Common Shares, par value $.01 per share. All Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common Shares will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. Whenever MuniPreferred Shares are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on MuniPreferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to MuniPreferred Shares would be at least 200% after giving effect to the distributions. See "--MuniPreferred Shares" below.

   The Common Shares have been approved for listing on the American Stock Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

   The Fund's net asset value per share generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater because the Fund intends to have a leveraged capital structure. Net asset value will be reduced immediately following the offering by the amount of the sales load and organization and offering expenses paid by the Fund. Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per Common Share. See "Use of Proceeds."

   Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest predominately in investment grade municipal bonds have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares will trade at a price equal to or higher than net asset value in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "MuniPreferred Shares and Leverage" and the Statement of Additional Information under "Repurchase of Fund Shares; Conversion to Open-End Fund."

MuniPreferred Shares

   The Declaration authorizes the issuance of an unlimited number of MuniPreferred Shares, par value $.01 per share, in one or more classes or series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders.

   The Fund's Board of Trustees has indicated its intention to authorize an offering of MuniPreferred Shares (representing approximately 35% of the Fund's capital immediately after the time the MuniPreferred Shares are issued) approximately one to three months after completion of the offering of Common Shares. Any such decision is subject to market conditions and to the Board's continuing belief that leveraging the Fund's capital structure through the issuance of MuniPreferred Shares is likely to achieve the benefits to the Common Shareholders described in this Prospectus. Although the terms of the MuniPreferred Shares will be determined by the Board of Trustees (subject to applicable law and the Fund's Declaration) if and when it authorizes a MuniPreferred Shares offering, the Board has determined that the MuniPreferred Shares, at least initially, would likely pay cumulative dividends at rates determined over relatively shorter-term periods (such as 7 days), by providing for the periodic redetermination of the dividend rate through an auction or remarketing procedure. The Board of Trustees has indicated that the preference on distribution, liquidation preference, voting rights and redemption provisions of the MuniPreferred Shares will likely be as stated below.

   Limited Issuance of MuniPreferred Shares. Under the 1940 Act, the Fund could issue MuniPreferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund's total net assets, measured immediately after issuance of the MuniPreferred Shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the MuniPreferred shares is less than one-half of the value of the Fund's total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution. If the Fund sells all the Common Shares and MuniPreferred Shares discussed in this Prospectus, the liquidation value of the MuniPreferred Shares is expected to be approximately 35% of the value of the Fund's total net assets. The Fund intends to purchase or redeem MuniPreferred Shares, if necessary, to keep that fraction below one-half.

   Distribution Preference. The MuniPreferred Shares have complete priority over the Common Shares as to distribution of assets.

   Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of MuniPreferred Shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares.

   Voting Rights. MuniPreferred Shares are required to be voting shares and to have equal voting rights with Common Shares. Except as otherwise indicated in this Prospectus or the Statement of Additional Information and except as otherwise required by applicable law, holders of MuniPreferred Shares will vote together with Common Shareholders as a single class.

   Holders of MuniPreferred Shares, voting as a separate class, will be entitled to elect two of the Fund's trustees. The remaining trustees will be elected by Common Shareholders and holders of MuniPreferred Shares, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the MuniPreferred Shares, the holders of all outstanding MuniPreferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's trustees until all dividends in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of MuniPreferred Shares will be required, in addition to the single class vote of the holders of MuniPreferred Shares and Common Shares. See the Statement of Additional Information under "Description of Shares-- MuniPreferred Shares--Voting Rights."

   Redemption, Purchase and Sale of MuniPreferred Shares. The terms of the MuniPreferred Shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. The terms may also state that the Fund may tender for or purchase MuniPreferred Shares and resell any shares so tendered. Any redemption or purchase of MuniPreferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage. See "MuniPreferred Shares and Leverage."

   The discussion above describes the Board of Trustees' present intention with respect to a possible offering of MuniPreferred Shares. If the Board of Trustees determines to authorize such an offering, the terms of the MuniPreferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration.

                CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

   Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

   The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and MuniPreferred Shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company,
(2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization or recapitalization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities),
(4) in certain circumstances, a termination of the Fund, or a series or class of the Fund, or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund's Common Shares and MuniPreferred Shares outstanding at the time, voting together as a single class, is required, provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger consolidation, reorganization or otherwise whereby a Fund issues Common Shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and MuniPreferred Shares, voting together as a single class. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of MuniPreferred Shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund's MuniPreferred Shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, the affirmative vote of the holders of at least a majority of the Fund's MuniPreferred Shares outstanding at the time, voting as a separate class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of MuniPreferred Shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders. See the Statement of Additional Information under "Certain Provisions in the Declaration of Trust."

   The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

   Reference should be made to the Declaration on file with the Securities and Exchange Commission for the full text of these provisions.

            REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

   The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of closed-end investment companies may frequently trade at prices lower than net asset value, the Fund's Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

   If the Fund converted to an open-end company, it would be required to redeem all MuniPreferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the American Stock Exchange. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See the Statement of Additional Information under "Certain Provisions in the Declaration of Trust" for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end company.

   Before deciding whether to take any action if the Common Shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the Statement of Additional Information under "Repurchase of Fund Shares; Conversion to Open-End Fund" for a further discussion of possible action to reduce or eliminate such discount to net asset value.

                                  TAX MATTERS

Federal Income Tax Matters

   The discussion below and in the Statement of Additional Information provides general tax information related to an investment in the Common Shares. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in the Fund.

   The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to distribute substantially all of its net income and gains to its shareholders. Therefore, it is not expected that the Fund will be subject to any federal income tax. The Fund primarily invests in municipal bonds from issuers located in North Carolina or in municipal bonds whose income is otherwise exempt from regular federal and North Carolina income taxes. Thus, substantially all of the Fund's dividends to you will qualify as "exempt-interest dividends." A shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from regular federal income tax. Some or all of an exempt-interest dividend, however, may be subject to federal alternative minimum tax imposed on the shareholder. Different federal alternative tax rules apply to individuals and to corporations.

   Although the Fund does not seek to realize taxable income or capital gains, the Fund may realize and distribute taxable income or capital gains from time to time as a result of the Fund's normal investment activities. The Fund will distribute at least annually any taxable income or net realized capital gains. Distributions of net short-term gains are taxable as ordinary income. Distributions of net long-term capital gains are taxable as long-term capital gains regardless of how long you have owned your investment. The Fund will allocate distributions to shareholders that are treated as tax-exempt interest and as long-term capital gain and ordinary income, if any, proportionately among the Common Shares and MuniPreferred Shares. As long as the Fund qualifies as a regulated investment company, distributions paid by the Fund generally will not be eligible for the dividends received deduction allowed to corporations.

   Each year, you will receive a year-end statement that describes the tax status of dividends paid to you during the preceding year, including the source of investment income by state and the portion of income that is subject to the federal alternative minimum tax. You will receive this statement from the firm where you purchased your Common Shares if you hold your investment in street name; the Fund will send you this statement if you hold your shares in registered form.

   The tax status of your dividends is not affected by whether you reinvest your dividends or receive them in cash.

   In order to avoid corporate taxation of its earnings and to pay tax-free dividends, the Fund must meet certain I.R.S. requirements that govern the Fund's sources of income, diversification of assets and distribution of earnings to shareholders. The Fund intends to meet these requirements. If the Fund failed to do so, the Fund would be required to pay corporate taxes on its earnings and all your distributions would be taxable as ordinary income. In particular, in order for the Fund to pay exempt-interest dividends, at least 50% of the value of the Fund's total assets must consist of tax-exempt obligations. The Fund intends to meet this requirement. If the Fund failed to do so, it would not be able to pay exempt-interest dividends and your distributions attributable to interest received by the Fund from any source would be taxable as ordinary income.

   The Fund may be required to withhold 31% of certain of your dividends if you have not provided the Fund with your correct taxpayer identification number (normally your Social Security number and certain certifications), or if you are otherwise subject to back-up withholding. If you receive Social Security benefits, you should be aware that exempt-interest dividends are taken into account in calculating the amount of these benefits that may be subject to federal income tax. If you borrow money to buy Fund shares, you may not deduct the interest on that loan. Under I.R.S. rules, Fund shares may be treated as having been bought with borrowed money even if the purchase of the Fund shares cannot be traced directly to borrowed money.

   If you are subject to the federal alternative minimum tax, a portion of your regular monthly dividends may be taxable.

North Carolina Tax Matters

   The Fund's regular monthly dividends will not be subject to North Carolina personal income taxes to the extent they are paid out of income earned on North Carolina municipal bonds or obligations of the U.S. government. You will be subject to North Carolina personal income taxes, however, to the extent the Fund distributes any taxable income or realized capital gains, or if you sell, or exchange Fund shares and realize a capital gain on the transaction.

   The treatment of corporate shareholders of the Fund is similar to that described above.

                                 OTHER MATTERS

   A lawsuit brought in June 1996 (Green et al. v. Nuveen Advisory Corp., et al.) by certain individual common shareholders of six leveraged closed-end funds sponsored by Nuveen is currently pending in federal district court. The plaintiffs allege that the leveraged closed-end funds engaged in certain practices that violated various provisions of the 1940 Act and common law. The plaintiffs also alleged, among other things, breaches of fiduciary duty by the funds' directors and Nuveen Advisory and various misrepresentations and omissions in prospectuses and shareholder reports relating to the use of leverage through the issuance and periodic auctioning of preferred stock and the basis of the calculation and payment of management fees to Nuveen Advisory and Nuveen. Plaintiffs also filed a motion to certify defendant and plaintiff classes.

   The defendants are vigorously defending the case and filed motions to dismiss the entire lawsuit asserting that the claims are without merit and to oppose certification of any classes. By opinion dated March 30, 1999, the court granted most of the defendants' motion to dismiss and denied plaintiffs' motion to certify defendant and plaintiff classes. The court dismissed all claims against the funds, the funds' directors and Nuveen. The court dismissed these claims without prejudice on the ground that the claims should have been brought as derivative claims on behalf of the funds. The only remaining claim is brought under Section 36(b) of the 1940 Act against Nuveen Advisory, and relates solely to advisory fees Nuveen Advisory received from the six relevant funds. Discovery is underway on that single claim. While the Fund cannot assure you that the litigation will be decided in Nuveen Advisory's favor, Nuveen Advisory believes a decision, if any, against it would have no material adverse effect on the Fund, its Common Shares, or the ability of Nuveen Advisory to perform its duties under the investment management agreement.

                                 UNDERWRITING

   Subject to the terms and conditions stated in the underwriting agreement dated the date hereof, each Underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of Common Shares set forth opposite the name of such Underwriter.

                                                                        Number
Name                                                                   of Shares
----                                                                   ---------
Salomon Smith Barney Inc..............................................
                                                                        -------
Nuveen Investments....................................................
                                                                        -------
Deutsche Banc Alex. Brown.............................................
                                                                        -------
A.G. Edwards & Sons, Inc. ............................................
                                                                        -------
Prudential Securities Incorporated....................................
                                                                        -------
UBS Warburg LLC.......................................................
                                                                        -------
First Union Securities, Inc. .........................................
                                                                        -------
Legg Mason Wood Walker, Incorporated..................................
                                                                        -------
Raymond James & Associates, Inc. .....................................
                                                                        -------
The Robinson-Humphrey Company, LLC....................................
                                                                        -------
Wachovia Securities, Inc. ............................................
                                                                        -------
  Total...............................................................
                                                                        -------

   The underwriting agreement provides that the obligations of the several Underwriters to purchase the Common Shares included in this offering are subject to approval of certain legal matters by counsel and to certain other conditions. The Underwriters are obligated to purchase all the Common Shares (other than those covered by the over-allotment option described below) if they purchase any of the Common Shares. The representatives have advised the Fund that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

   The Underwriters, for whom Salomon Smith Barney Inc., Nuveen, Deutsche Banc Alex. Brown, A.G. Edwards & Sons, Inc., Prudential Securities Incorporated, UBS Warburg LLC, First Union Securities, Inc., Legg Mason Wood Walker, Incorporated, Raymond James & Associates, Inc., The Robinson-Humphrey Company, LLC and Wachovia Securities, Inc. are acting as representatives, propose to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the Common Shares to certain dealers at the public offering price less a concession not in excess of $0.45 per Common Share. The sales load the Fund will pay of $0.675 per share is equal to 4.5% of the initial offering price. The Underwriters may allow, and such dealers may reallow, a concession not in excess of $0.10 per Common Share on sales to certain other dealers. If all of the Common Shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms.
Investors must pay for any Common Shares purchased on or before            ,
2001. In connection with this offering, Nuveen may perform clearing services without charge for brokers and dealers for whom it regularly provides clearing services that are participating in the offering as members of the selling group.

   The Fund has granted to the Underwriters an option, exercisable for 45 days
from the date of this Prospectus, to purchase up to           additional
Common Shares at the public offering price less the sales load. The Underwriters may exercise such option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each Underwriter will be obligated, subject to certain conditions, to purchase a number of additional Common Shares approximately proportionate to such Underwriter's initial purchase commitment.

   The Fund and Nuveen Advisory have agreed that, for a period of 180 days from the date of this Prospectus, they will not, without the prior written consent of Salomon Smith Barney Inc., on behalf of the Underwriters, dispose of or hedge any Common Shares or any securities convertible into or exchangeable for Common Shares. Salomon Smith Barney Inc. in its sole discretion may release any of the securities subject to these agreements at any time without notice.

   Prior to the offering, there has been no public market for the Common Shares. Consequently, the initial public offering price for the Common Shares was determined by negotiation among the Fund, Nuveen Advisory and the representatives. There can be no assurance, however, that the price at which the Common Shares will sell in the public market after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering. The Common Shares have been approved for listing on the American Stock Exchange, subject to official notice of issuance.

   The Fund and Nuveen Advisory have each agreed to indemnify the several Underwriters or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended.

   Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per share.

   In addition, the Fund has agreed to reimburse the Underwriters for certain expenses incurred by the Underwriters in the offering.

   In connection with the requirements for listing the Fund's Common Shares on the American Stock Exchange, the Underwriters have undertaken to sell lots of 100 or more Common Shares to a minimum of 400 beneficial owners in the United States. The minimum investment requirement is 100 Common Shares.

   Certain Underwriters may make a market in the Common Shares after trading in the Common Shares has commenced on the American Stock Exchange. No Underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the Underwriter. No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market-making activities undertaken by any Underwriter. This Prospectus is to be used by any Underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

   The Underwriters have advised the Fund that, pursuant to Regulation M under the Securities Exchange Act of 1934, as amended, certain persons participating in the offering may engage in transactions, including stabilizing bids, covering transactions or the imposition of penalty bids, which may have the effect of stabilizing or maintaining the market price of the Common Shares at a level above that which might otherwise prevail in the open market. A "stabilizing bid" is a bid for or the purchase of the Common Shares on behalf of an Underwriter for the purpose of fixing or maintaining the price of the Common Shares. A "covering transaction" is a bid for or purchase of the Common Shares on behalf of an Underwriter to reduce a short position incurred by the Underwriters in connection with the offering. A "penalty bid" is a contractual arrangement whereby if, during a specified period after the issuance of the Common Shares, the Underwriters purchase Common Shares in the open market for the account of the underwriting syndicate and the Common Shares purchased can be traced to a particular Underwriter or member of the selling group, the underwriting syndicate may require the Underwriter or selling group member in question to purchase the Common Shares in question at the cost price to the syndicate or may recover from (or decline to pay to) the Underwriter or selling group member in question any or all compensation (including, with respect to a representative, the applicable syndicate management fee) applicable to the Common Shares in question. As a result, an Underwriter or selling group member and, in turn, brokers may lose the fees that they otherwise would have earned from a sale of the Common Shares if their customer resells the Common Shares while the penalty bid is in effect. The Underwriters are not required to engage in any of these activities, and any such activities, if commenced, may be discontinued at any time.

   The underwriting agreement provides that it may be terminated in the absolute discretion of the representatives without liability on the part of any Underwriter to the Fund or Nuveen Advisory if, prior to delivery of and payment for the Common Shares, (i) trading in the Common Shares or securities generally on the New York Stock Exchange, American Stock Exchange, Nasdaq National Market or the Nasdaq Stock Market shall have been suspended or materially limited, (ii) additional material governmental restrictions not in force on the date of the underwriting agreement have been imposed upon trading in securities generally or a general moratorium on commercial banking activities in New York shall have been declared by either federal or state authorities or (iii) any outbreak or material escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, occurs, the effect of which is such as to make it, in the judgment of the representatives, impracticable or inadvisable to commence or continue the offering of the Common Shares at the offering price to the public set forth on the cover page of the Prospectus or to enforce contracts for the resale of the Common Shares by the Underwriters.

   The Fund anticipates that from time to time the representatives of the Underwriters and certain other Underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters.

   Nuveen, one of the representatives of the Underwriters, is the parent company of Nuveen Advisory.

   The principal business address of Salomon Smith Barney Inc. is 388 Greenwich Street, New York, New York 10013.

                         CUSTODIAN AND TRANSFER AGENT

   The custodian of the assets of the Fund is The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004-2413. The Custodian performs custodial, fund accounting and portfolio accounting services. The Fund's transfer, shareholder services and dividend paying agent is also The Chase Manhattan Bank.

                                LEGAL OPINIONS

   Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Bell, Boyd & Lloyd LLC, Chicago, Illinois, and for the Underwriters by Simpson Thacher & Bartlett, New York, New York. Bell, Boyd & Lloyd LLC and Simpson Thacher & Bartlett may rely as to certain matters of Massachusetts law on the opinion of Bingham Dana LLP, Boston, Massachusetts.

                           TABLE OF CONTENTS FOR THE
                      STATEMENT OF ADDITIONAL INFORMATION

                                                                            Page
                                                                            ----
      Use of Proceeds......................................................   3
      Investment Objectives................................................   4
      Investment Policies and Techniques...................................  10
      Other Investment Policies and Techniques.............................  18
      Management of the Funds..............................................  21
      Investment Adviser...................................................  27
      Portfolio Transactions...............................................  28
      Distributions........................................................  29
      Description of Shares................................................  30
      Certain Provisions in the Declaration of Trust.......................  33
      Repurchase of Fund Shares; Conversion to Open-End Fund...............  34
      Tax Matters..........................................................  37
      Performance Related and Comparative Information......................  40
      Experts..............................................................  41
      Custodian............................................................  41
      Additional Information...............................................  41
      Reports of Independent Auditors......................................  42
      Financial Statements.................................................  42
      Appendices
        Appendix A--Ratings of Investments................................. A-1
        Appendix B--Taxable Equivalent Yield Tables........................ B-1
        Appendix C--Hedging Strategies and Risks........................... C-1
        Appendix D--Factors Pertaining to Each State....................... D-1
        Appendix E--Performance Related and Comparative Information........ E-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                1,000,000 Shares

Nuveen North Carolina Dividend Advantage
                                 Municipal Fund

                                 Common Shares

                                   --------

                                   PROSPECTUS

                                          , 2001

                                   --------

                              Salomon Smith Barney

                               Nuveen Investments

                         Deutsche Banc Alex. Brown

                           A.G. Edwards & Sons, Inc.

                             Prudential Securities

                                UBS Warburg LLC

                          First Union Securities, Inc.

                             Legg Mason Wood Walker
                                  Incorporated

                        Raymond James & Associates, Inc.

                         The Robinson-Humphrey Company

                           Wachovia Securities, Inc.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                   FRH-NRB-12-00

     The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                 SUBJECT TO COMPLETION--DATED DECEMBER 28, 2000


                Nuveen Arizona Dividend Advantage Municipal Fund
              Nuveen Connecticut Dividend Advantage Municipal Fund
               Nuveen Maryland Dividend Advantage Municipal Fund
             Nuveen Massachusetts Dividend Advantage Municipal Fund
            Nuveen North Carolina Dividend Advantage Municipal Fund
               Nuveen Virginia Dividend Advantage Municipal Fund

                      STATEMENT OF ADDITIONAL INFORMATION

     Each of Nuveen Arizona Dividend Advantage Municipal Fund (a "Fund" or the "Arizona Fund"), Nuveen Connecticut Dividend Advantage Municipal Fund (a "Fund" or the "Connecticut Fund"), Nuveen Maryland Dividend Advantage Municipal Fund (a "Fund" or the "Maryland Fund"), Nuveen Massachusetts Dividend Advantage Municipal Fund (a "Fund" or the "Massachusetts Fund"), Nuveen North Carolina Dividend Advantage Municipal Fund (a "Fund" or the "North Carolina Fund") and Nuveen Virginia Dividend Advantage Municipal Fund (a "Fund" or the "Virginia Fund") (collectively, the "Funds") is a newly organized, non-diversified closed-end management investment company.

     This Statement of Additional Information relating to common shares of each of the Funds ("Common Shares") does not constitute a prospectus, but should be read in conjunction with a Fund's Prospectus relating thereto dated ___________ __, 2001 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read a Fund's Prospectus prior to purchasing such shares. A copy of a Fund's Prospectus may be obtained without charge by calling (800) 257-8787. You may also obtain a copy of a Fund's Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

                               TABLE OF CONTENTS

                                                                  Page
                                                                --------
Use of Proceeds                                                        3
Investment Objectives                                                  4
Investment Policies and Techniques                                    10
Other Investment Policies and Techniques                              18
Management of the Funds                                               21
Investment Adviser                                                    27
Portfolio Transactions                                                28
Distributions                                                         29
Description of Shares                                                 30
Certain Provisions in the Declaration of Trust                        33
Repurchase of Fund Shares; Conversion to Open-End Fund                34
Tax Matters                                                           37
Performance Related and Comparative Information                       40
Experts                                                               41
Custodian                                                             41
Additional Information                                                41
Reports of Independent Auditors                                       42
Financial Statements                                                  42
Ratings of Investments (Appendix A)                                  A-1
Taxable Equivalent Yield Tables (Appendix B)                         B-1
Hedging Strategies and Risks (Appendix C)                            C-1
Factors Pertaining to Each State (Appendix D)                        D-1
Performance Related and Comparative Information (Appendix E)         E-1

This Statement of Additional Information is dated ___________ __, 2001

                                USE OF PROCEEDS

     Arizona Fund - The net proceeds of the offering of Common Shares of the Fund will be approximately: $_______ ($_______ if the Underwriters exercise the over-allotment option in full) after payment of organization and offering costs.



     Connecticut Fund - The net proceeds of the offering of Common Shares of the Fund will be approximately: $_______ ($_______ if the Underwriters exercise the over-allotment option in full) after payment of organization and offering costs.

     Maryland Fund - The net proceeds of the offering of Common Shares of the Fund will be approximately: $_______ ($_______ if the Underwriters exercise the over-allotment option in full) after payment of organization and offering costs.

     Massachusetts Fund - The net proceeds of the offering of Common Shares of the Fund will be approximately: $_______ ($_______ if the Underwriters exercise the over-allotment option in full) after payment of organization and offering costs.



     North Carolina Fund - The net proceeds of the offering of Common Shares of the Fund will be approximately: $_______ ($_______ if the Underwriters exercise the over-allotment option in full) after payment of organization and offering costs.

     Virginia Fund - The net proceeds of the offering of Common Shares of the Fund will be approximately: $_______ ($_______ if the Underwriters exercise the over-allotment option in full) after payment of organization and offering costs.

     For each Fund, Nuveen Advisory has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per Common Share.

     Pending investment in municipal bonds that meet a Fund's investment objectives and policies, the net proceeds of the offering will be invested in high quality, short-term tax-exempt money market securities or in high quality municipal bonds with relatively low volatility (such as pre-refunded and intermediate-term bonds), to the extent such securities are available. If necessary to invest fully the net proceeds of the offering immediately, a Fund may also purchase, as temporary investments, short-term taxable investments of the type described under "Investment Objectives and Policies--Portfolio Investments," the income on which is subject to regular federal income tax and securities of other open or closed-end investment companies that invest primarily in municipal bonds of the type in which a Fund may invest directly.

                             INVESTMENT OBJECTIVES

Each Fund's investment objective is set forth below:

     Arizona Fund - to provide current income exempt from regular federal and Arizona income tax, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund's investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.



     Connecticut Fund - to provide current income exempt from regular federal and Connecticut income tax, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund's investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

     Maryland Fund - to provide current income exempt from regular federal and Maryland income tax, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund's investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

     Massachusetts Fund - to provide current income exempt from regular federal and Massachusetts income tax, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund's investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.



     North Carolina Fund - to provide current income exempt from regular federal and North Carolina income tax, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund's investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

     Virginia Fund - to provide current income exempt from regular federal and Virginia income tax, and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund's investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

     A Fund's investment in underrated or undervalued municipal bonds will be based on Nuveen Advisory's belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise (relative to the market) to reflect their true value. Each Fund attempts to increase its portfolio value relative to the municipal bond market by prudent selection of municipal bonds regardless of the direction the market may move. Any capital appreciation realized by a Fund will generally result in the distribution of taxable capital gains to holders of Common Shares. Each Fund's investment objectives are fundamental policies of the Fund.

     No Fund has established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the alternative minimum tax provisions of federal tax law, and each Fund expects that a substantial portion of the income it produces will be includable in alternative minimum taxable income. Common Shares therefore would not ordinarily be a suitable investment for investors who are subject to the federal alternative minimum tax or who would become subject to such tax by purchasing Common Shares. The suitability of an investment in Common Shares will depend upon a comparison of the after-tax yield likely to be provided from a Fund with that from comparable tax-exempt investments not subject to the alternative minimum tax, and from comparable fully taxable investments, in light of each such investor's tax position. Special considerations apply to corporate investors. See "Tax Matters."

Investment Restrictions

     Except as described below, each Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and, if issued, MuniPreferred Shares (as hereinafter defined) voting together as a single class, and of the holders of a majority of the outstanding MuniPreferred Shares voting as a separate class:

          (1) Issue senior securities, as defined in the Investment Company Act of 1940, other than MuniPreferred Shares, except to the extent permitted under the Investment Company Act of 1940 and except as otherwise described in the Prospectus;

          (2) Borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund's total assets (including the amount borrowed) less the Fund's liabilities (other than borrowings);

          (3) Act as underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities;

          (4) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not apply to municipal bonds other than those municipal bonds backed only by the assets and revenues of non-governmental users;

          (5) Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal bonds secured by real estate or interests therein or foreclosing upon and selling such security;

          (6) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities);

          (7) Make loans, other than by entering into repurchase agreements and through the purchase of municipal bonds or short-term investments in accordance with its investment objectives, policies and limitations;

          (8) Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 10% of the Fund's total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided that, with respect to 50% of the Fund's assets, the Fund may invest up to 25% of its assets in the securities of any one issuer.

     For purposes of the foregoing and "Description of Shares--MuniPreferred Shares--Voting Rights" below, "majority of the outstanding," when used with respect to particular shares of a Fund, means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

     For the purpose of applying the limitation set forth in subparagraph (8) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in municipal bonds insured by any given insurer.

     Under the Investment Company Act of 1940, a Fund may invest only up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, a Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's management, advisory and administrative fees with respect to assets so invested. Holders of Common Shares would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the Prospectus in the section entitled "Risks", the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

     In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. A Fund may not:

          (1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

          (2) Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 or any exemptive relief obtained thereunder.

          (3) Enter into futures contracts or related options or forward contracts, if more than 30% of the Fund's net assets would be represented by futures contracts or more than 5% of the Fund's net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

          (4) Purchase securities when borrowings exceed 5% of its total assets if and so long as MuniPreferred Shares are outstanding.

          (5) Purchase securities of companies for the purpose of exercising control.

          (6) Invest in inverse floating rate securities (which are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and which represent a leveraged investment in an underlying municipal bond).

     The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

     Each Fund intends to apply for ratings for its preferred shares (called "MuniPreferred Shares" herein) from Moody's and/or S&P. In order to obtain and maintain the required ratings, a Fund may be required to comply with investment quality, diversification and other guidelines established by Moody's or S&P. Such guidelines will likely be more restrictive than the restrictions set forth above. No Fund anticipates that such guidelines would have a material adverse effect on its Common Shareholders or its ability to achieve its investment objectives. Each Fund presently anticipates that any MuniPreferred Shares that it intends to issue would be initially given the highest ratings by Moody's ("Aaa") or by S&P ("AAA"), but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of MuniPreferred Shares by a Fund. Moody's and S&P receive fees in connection with their ratings issuances.

                      INVESTMENT POLICIES AND TECHNIQUES

     The following information supplements the discussion of each Fund's investment objectives, policies, and techniques that are described in the Funds' respective Prospectuses.

Investment in Municipal Bonds

     Portfolio Investments

     The Arizona Fund will invest its net assets in a portfolio of municipal bonds that are exempt from regular federal and Arizona income tax. The Connecticut Fund will invest its net assets in a portfolio of municipal bonds that are exempt from regular federal and Connecticut income tax. The Maryland Fund will invest its net assets in a portfolio of municipal bonds that are exempt from regular federal and Maryland income tax. The Massachusetts Fund will invest its net assets in a portfolio of municipal bonds that are exempt from regular federal and Massachusetts income tax. The North Carolina Fund will invest its net assets in a portfolio of municipal bonds that are exempt from regular federal and North Carolina income tax. The Virginia Fund will invest its net assets in a portfolio of municipal bonds that are exempt from regular federal and Virginia income tax.

     Under normal market conditions, and except for the temporary investments described below, each Fund expects to be fully invested (at least 95% of its assets) in such tax-exempt municipal bonds described above. Through December 31, 2001, each Fund may invest in municipal bonds that are exempt from regular federal income tax but not from a Fund's particular state income tax ("Out of State Bonds"), provided that no more than 10% of a Fund's investment income during that time, as measured on the date of purchase of such bonds, may be derived from Out of State Bonds.

     Each Fund will invest at least 80% of its net assets in municipal bonds that at the time of investment are investment grade quality. Investment grade quality bonds are bonds rated within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or bonds that are unrated but judged to be of comparable quality by Nuveen Advisory. A Fund may invest up to 20% of its net assets in municipal bonds that, at the time of investment, are rated Ba/BB or B by Moody's, S&P or Fitch or unrated but judged to be of comparable quality by Nuveen Advisory. Bonds of below investment grade quality (Ba/BB or below) are commonly referred to as junk bonds. Issuers of bonds rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal bonds rated Baa or BBB are considered "investment grade" securities; municipal bonds rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while municipal bonds rated BBB are regarded as having adequate capacity to pay principal and interest. Municipal bonds rated AAA in which a Fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest. Municipal bonds rated below investment grade quality are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal bonds rated below investment grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated municipal bonds is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and a Fund may have greater difficulty selling its portfolio securities. A Fund will be more dependent on Nuveen Advisory's research and analysis when investing in these securities.

     A general description of Moody's, S&P's and Fitch's ratings of municipal bonds is set forth in Appendix A hereto. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

     Each Fund will primarily invest in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15-30 years, but the average weighted maturity of obligations held by a Fund may be shortened, depending on market conditions. As a result, a Fund's portfolio at any given time may include both long-term and intermediate-term municipal bonds. Moreover, during temporary defensive periods (e.g., times when, in Nuveen Advisory's opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal bonds are available), and in order to keep a Fund's cash fully invested, including the period during which the net proceeds of the offering are being invested, a Fund may invest any percentage of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable and up to 10% of its net assets in securities of other open or closed-end investment companies that invest primarily in municipal bonds of the type in which a Fund may invest directly. Each Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Tax-exempt short-term investments include various obligations issued by state and local governmental issuers, such as tax-exempt notes (bond anticipation notes, tax anticipation notes and revenue anticipation notes or other such municipal bonds maturing in three years or less from the date of issuance) and municipal commercial paper. Each Fund will invest only in taxable short-term investments which are U.S. Government securities or securities rated within the highest grade by Moody's, S&P or Fitch, and which mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix A for a general description of Moody's, S&P's and Fitch's ratings of securities in such categories. Taxable short-term investments of a Fund may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, or commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. See "Repurchase Agreements." To the extent a Fund invests in taxable investments, a Fund will not at such times be in a position to achieve its investment objective of tax-exempt income.

     The foregoing policies as to ratings of portfolio investments will apply only at the time of the purchase of a security, and a Fund will not be required to dispose of securities in the event Moody's, S&P or Fitch downgrades its assessment of the credit characteristics of a particular issuer.

     Nuveen Advisory seeks to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that it believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Underrated municipal bonds are those whose ratings do not, in Nuveen Advisory's opinion, reflect their true creditworthiness. Undervalued municipal bonds are bonds that, in Nuveen Advisory's opinion, are worth more than the value assigned to them in the marketplace. Nuveen Advisory may at times believe that bonds associated with a particular municipal market sector (for example, electric utilities), or issued by a particular municipal issuer, are undervalued. Nuveen Advisory may purchase such a bond for the Fund's portfolio because it represents a market sector or issuer that Nuveen Advisory considers undervalued, even if the value of the particular bond is consistent with the value of similar bonds. Municipal bonds of particular types or purposes (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. A Fund's investment in underrated or undervalued municipal bonds will be based on Nuveen Advisory's belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise (relative to the market) to reflect their true value.

     No Fund has established any limit on the percentage of its portfolio investments that may be invested in municipal bonds subject to the federal alternative minimum tax provisions of federal tax law, and each Fund expects that a substantial portion of the current income it produces will be includable in alternative minimum taxable income. Special considerations apply to corporate investors. See "Tax Matters."

     Also included within the general category of municipal bonds described in a Fund's Prospectus are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "Municipal Lease Obligations") of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, a Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult. In order to reduce this risk, a Fund will only purchase Municipal Lease Obligations where Nuveen Advisory believes the issuer has a strong incentive to continue making appropriations until maturity.

     Upon Nuveen Advisory's recommendation, during temporary defensive periods and in order to keep a Fund's cash fully invested, including the period during which the net proceeds of the offering are being invested, a Fund may invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. To the extent a Fund invests in taxable short-term investments, a Fund will not at such times be in a position to achieve that portion of its investment objective of seeking current income exempt from regular federal income tax. For further information, see, "Short-Term Investments" below.

     Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal bonds may be materially affected.

     Each Fund also may invest up to 10% of its net assets in securities of other open or closed-end investment companies that invest primarily in municipal bonds of the type in which the Fund may invest directly. The Fund will generally select obligations which may not be redeemed at the option of the issuer for approximately seven to nine years.

Short-Term Investments

     Short-Term Taxable Fixed Income Securities

     For temporary defensive purposes or to keep cash on hand fully invested, a Fund may invest up to 100% of its total assets in cash equivalents and short-term taxable fixed-income securities, although each Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Short- term taxable fixed income investments are defined to include, without limitation, the following:

          (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States;
     (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

          (2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by a Fund may not be fully insured.

          (3) Repurchase agreements, which involve purchases of debt securities. At the time a Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for a Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for a Fund to invest temporarily available cash. Each Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which a Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to a Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that a Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, a Fund could incur a loss of both principal and interest. The investment adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The investment adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to a Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

          (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between a Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by a Fund at any time. Nuveen Advisory will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because a Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

     Short-Term Tax-Exempt Fixed Income Securities

     Short-term tax-exempt fixed-income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities are defined to include, without limitation, the following:

     Bond Anticipation Notes ("BANs") are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

     Tax Anticipation Notes ("TANs") are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

     Revenue Anticipation Notes ("RANs") are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

     Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

     Bank Notes are notes issued by local government bodies and agencies, such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

     Tax-Exempt Commercial Paper ("Municipal Paper") represents very short-term unsecured, negotiable promissory notes issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities or municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of Municipal Paper.

     Certain municipal bonds may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

     While the various types of notes described above as a group represent the major portion of the tax-exempt note market, other types of notes are available in the marketplace and the Fund may invest in such other types of notes to the extent permitted under its investment objectives, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Hedging Strategies

     Each Fund may periodically engage in hedging transactions. Hedging is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to interest rate fluctuations by investment in financial futures and index futures as well as related put and call options on such instruments. Both parties entering into an index or financial futures contract are required to post an initial deposit of 1% to 5% of the total contract price. Typically, option holders enter into offsetting closing transactions to enable settlement in cash rather than take delivery of the position in the future of the underlying security. A Fund will only sell covered futures contracts, which means that a Fund segregates assets equal to the amount of the obligations.

     These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by a Fund may be greater than gains in the value of the securities in a Fund's portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, a Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders. A Fund will not make any investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits would exceed 5% of a Fund's net assets. A Fund will invest in these instruments only in markets believed by Nuveen Advisory to be active and sufficiently liquid. Successful implementation of most hedging strategies would generate taxable income, and the Fund has no present intention to use these strategies. For further information regarding these investment strategies and risks presented thereby, see Appendix C to this Statement of Additional Information.

Factors Pertaining to Specific States

     Factors pertaining to Arizona are set forth in Appendix D-1; factors pertaining to Connecticut are set forth in Appendix D-2; factors pertaining to Maryland are set forth in Appendix D-3; factors pertaining to Massachusetts are set forth in Appendix D-4; factors pertaining to North Carolina are set forth in Appendix D-5; and factors pertaining to Virginia are set forth in Appendix
D-6.

                    OTHER INVESTMENT POLICIES AND TECHNIQUES

Illiquid Securities

     A Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"); and repurchase agreements with maturities in excess of seven days.

     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board of Trustees or its delegate.

Portfolio Trading and Turnover Rate

     Portfolio trading may be undertaken to accomplish the investment objectives of a Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Nuveen Advisory believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain bonds may cause a temporarily low price for such bonds, as compared with other bonds of like quality and characteristics. A Fund may also engage to a limited extent in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, but the Fund will not engage in trading solely to recognize a gain.

     Subject to the foregoing, a Fund will attempt to achieve its investment objectives by prudent selection of municipal bonds with a view to holding them for investment. While there can be no assurance thereof, each Fund anticipates that its annual portfolio turnover rate will generally not exceed 100%.
However, the rate of turnover will not be a limiting factor when a Fund deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, the annual portfolio turnover rate of a Fund may exceed 100% in particular years.

Other Investment Companies

     Each Fund may invest in securities of other open or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly. A Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares or MuniPreferred Shares, or during periods when there is a shortage of attractive, high-yielding municipal bonds available in the market. As a stockholder in an investment company, a Fund will bear its ratable share of that investment company's expenses and would remain subject to payment of a Fund's management, advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies. Nuveen Advisory will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available municipal bond investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in each Fund's Prospectus in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

When-Issued and Delayed Delivery Transactions

     Each Fund may buy and sell municipal bonds on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date a Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, a Fund is required under rules of the Securities and Exchange Commission to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of a Fund. A Fund may enter into contracts to purchase municipal bonds on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that a Fund specifically collateralizes such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than cost.

Repurchase Agreements

     As temporary investments, each Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government securities or municipal bonds) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during a Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. See "Tax Matters" for information relating to the allocation of taxable income between Common Shares and MuniPreferred Shares, if any. A Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of Nuveen Advisory, present minimal credit risk. The risk to a Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but a Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. Nuveen Advisory will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, Nuveen Advisory will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Zero Coupon Bonds

     Each Fund may invest in zero coupon bonds. A zero coupon bond is a bond that does not pay interest for its entire life. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically. In addition, because a Fund accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.

                            MANAGEMENT OF THE FUNDS

Trustees and Officers

     The management of each Fund, including general supervision of the duties performed for a Fund under the Management Agreement, is the responsibility of the Board of Trustees of that Fund. The number of trustees of each Fund is currently set at seven, one of whom is an "interested" person (as the term "interested" persons is defined in the Investment Company Act of 1940) and six of whom are not "interested" persons. None of the trustees who are not "interested" persons of a Fund has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of a Fund and their principal occupations and other affiliations during the past five years are set forth below, with those trustees who are "interested" persons of a Fund indicated by an asterisk.


  Name and Address        Birthdate   Positions and           Principal Occupations During
  ----------------        ---------   -------------           ----------------------------
                                      Offices with a                Past Five Years
                                      --------------                ---------------
                                           Fund
                                           ----
Timothy R. Schwertfeger*  3/28/49     Chairman of the         Chairman and Director (since July 1996) of The John Nuveen Company,
333 West Wacker Drive                   Board, President      Nuveen Investments, Nuveen Advisory Corp. and Nuveen Institutional
Chicago, IL 60606                       and Trustee           Advisory Corp.; prior thereto, Executive Vice President and Director of The John Nuveen Company and Nuveen Investments; Director (since
                                                              1992) and Chairman (since 1996) of Nuveen Advisory Corp. and Nuveen
                                                              Institutional Advisory Corp.; Chairman and Director (since January
                                                              1997) of Nuveen Asset Management, Inc.; Director (since 1996) of
                                                              Institutional Capital Corporation; Chairman and Director of

  Name and Address        Birthdate   Positions and           Principal Occupations During
  ----------------        ---------   -------------           ----------------------------
                                      Offices with a                Past Five Years
                                      --------------                ---------------
                                           Fund
                                           ----
                                                              Rittenhouse Financial Services Inc. (since 1999); Chief Executive
                                                              Officer (since September 1999) of Nuveen Senior Loan Asset Management
                                                              Inc.

Robert P. Bremner         8/22/40        Trustee              Private Investor and Management Consultant.
3725 Huntington Street,
  N.W.
Washington, D.C. 20015

Lawrence H. Brown         7/29/34        Trustee              Retired (August 1989) as Senior Vice President of The Northern Trust
201 Michigan Avenue                                           Company
Highwood, IL 60040

Anne E. Impellizzeri      1/26/33        Trustee              Executive Director (since 1998) of Manitoga (Center for Russel
3 West 29th Street                                            Wright's Design with Nature), formerly President and Chief Executive
New York, NY 10001                                            Officer of Blanton-Peale Institutes of Religion and Health (since
                                                              December 1990); prior thereto, Vice President, Metropolitan Life
                                                              Insurance Co.

Peter R. Sawers           4/3/33         Trustee              Adjunct Professor of Business and Economics, University of Dubuque,
22 The Landmark                                               Iowa; formerly (1991-2000) Adjunct Professor, Lake Forest Graduate
Northfield, IL 60093                                          School of Management, Lake Forest, Illinois; prior thereto, Executive
                                                              Director, Towers Perrin Australia; Chartered Financial Analyst;
                                                              Certified Management Consultant.

William J. Schneider      9/24/44        Trustee              Senior Partner and Chief Operating Officer, Miller-Valentine Partners,
4000 Miller-Valentine Ct.                                     Vice President, Miller-Valentine Group, a development and contract
P. O. Box 744                                                 company; Member Community Advisory Board, National City Bank, Dayton,
Dayton, OH 45401                                              Ohio; Business Advisory Council, Cleveland Federal Reserve Bank.

Judith M. Stockdale       12/29/47       Trustee              Executive Director, Gaylord and Dorothy Donnelley Foundation (since
35 E. Wacker Drive                                            1994); prior thereto, Executive Director, Great Lakes Protection Fund
Suite 2600                                                    (from 1990 to 1994).
Chicago, IL 60601

Alan G. Berkshire         12/28/60    Vice President and      Senior Vice President and General Counsel (since September 1997) and
333 W. Wacker Drive                   Assistant Secretary     Secretary (since May 1998) of The
Chicago, IL 60606

  Name and Address        Birthdate   Positions and           Principal Occupations During
  ----------------        ---------   -------------           ----------------------------
                                      Offices with a                Past Five Years
                                      --------------                ---------------
                                           Fund
                                           ----
                                                              John Nuveen Company, Nuveen
                                                              Investments, Nuveen Advisory Corp.
                                                              and Nuveen Institutional Advisory
                                                              Corp., Senior Vice President and
                                                              Secretary (since September 1999) of
                                                              Nuveen Senior Loan Management Inc.;
                                                              prior thereto, Partner in the law firm
                                                              of Kirkland & Ellis.

Peter H. D'Arrigo         11/28/67    Vice President and      Vice President of Nuveen Investments
333 W. Wacker Drive                       Treasurer           (since January 1999), prior thereto,
Chicago, IL   60606                                           Assistant Vice President (from January
                                                              1997); formerly, Associate of Nuveen
                                                              Investments; Vice President and
                                                              Treasurer (since September 1999) of
                                                              Nuveen Senior Loan Asset Management
                                                              Inc.; Chartered Financial Analyst.

Michael S. Davern         6/26/57       Vice President        Vice President of Nuveen Advisory
333 W. Wacker Drive                                           Corp. (Since January 1997); prior
Chicago, IL   60606                                           thereto, Vice President and Portfolio
                                                              Manager of Flagship Financial.

Lorna C. Ferguson         10/24/45      Vice President        Vice President of Nuveen Investments;
333 W. Wacker Drive                                           Vice President (since January 1998) of
Chicago, IL   60606                                           Nuveen Advisory Corp. and Nuveen
                                                              Institutional Advisory Corp.

William M. Fitzgerald     3/2/64        Vice President        Vice President of Nuveen Advisory
333 W. Wacker Drive                                           Corp. (since December 1995);
Chicago, IL   60606                                           Assistant Vice President of Nuveen
                                                              Advisory Corp. (from September 1992
                                                              to December 1995), prior thereto,
                                                              Assistant Portfolio Manager of Nuveen
                                                              Advisory Corp.; Chartered Financial
                                                              Analyst.

Stephen D. Foy            5/31/54     Vice President and      Vice President of Nuveen Investments
333 W. Wacker Drive                       Controller          and (since May 1998) The John Nuveen
Chicago, IL   60606                                           Company, Vice President (since
                                                              September 1999) of Nuveen Senior Loan
                                                              Management Inc.; Certified Public
                                                              Accountant.

J. Thomas Futrell         7/5/55        Vice President        Vice President of Nuveen Advisory
333 W. Wacker Drive                                           Corp.; Chartered Financial Analyst.

  Name and Address        Birthdate   Positions and           Principal Occupations During
  ----------------        ---------   -------------           ----------------------------
                                      Offices with a                Past Five Years
                                      --------------                ---------------
                                           Fund
                                           ----
Chicago, IL 60606

Richard A. Huber          3/26/63       Vice President        Vice President of Nuveen Institutional
333 W. Wacker Drive                                           Advisory Corp. (since March 1998) and
Chicago, IL 60606                                             Nuveen Advisory Corp. (since January
                                                              1997); prior thereto, Vice President
                                                              and Portfolio Manager of Flagship
                                                              Financial, Inc.

Steven J. Krupa           8/21/57      Vice President         Vice President of Nuveen Advisory
333 W. Wacker Drive                                           Corp.
Chicago, IL 60606

David J. Lamb             3/22/63     Vice President          Vice President (since March 2000) of Nuveen
                                                              Investments, previously Assistant Vice
                                                              President (since January 1999), prior thereto,
                                                              Associate of Nuveen Investments; Certified
                                                              Public Accountant

Larry W. Martin           7/27/51     Vice President and      Vice President, Assistant Secretary
333 W. Wacker Drive                   Assistant Secretary     and Assistant General Counsel of
Chicago, IL 60606                                             Nuveen Investments; Vice President and
                                                              Assistant Secretary of Nuveen Advisory
                                                              Corp. and Nuveen Institutional Advisory
                                                              Corp.; Assistant Secretary of the John
                                                              Nuveen Company and (since January 1997)
                                                              Nuveen Asset Management, Inc.; Vice
                                                              President and Assistant Secretary
                                                              (since September 1999) of Nuveen Senior
                                                              Loan Asset Management Inc.

Edward F. Neild, IV       7/7/65       Vice President         Vice President (since September 1996),
333 W. Wacker Drive                                           previously Assistant Vice President
Chicago, IL 60606                                             (since December 1993) of Nuveen
                                                              Advisory Corp., Portfolio Manager
                                                              prior thereto; Vice President (since
                                                              September 1996), previously Assistant
                                                              Vice President (since May 1995) of
                                                              Nuveen Institutional Advisory Corp.,
                                                              Portfolio Manager prior thereto;
                                                              Chartered Financial Analyst.

Stephen S. Peterson       9/20/57      Vice President         Vice President (since September 1997),
333 W. Wacker Drive                                           previously Assistant Vice President
Chicago, IL 60606                                             (since September 1996), Portfolio
                                                              Manager, prior thereto,

  Name and Address        Birthdate   Positions and           Principal Occupations During
  ----------------        ---------   -------------           ----------------------------
                                      Offices with a                Past Five Years
                                      --------------                ---------------
                                           Fund
                                           ----
                                                              of Nuveen Advisory Corp.; Chartered
                                                              Financial Analyst.

Thomas C. Spalding, Jr.   7/31/51       Vice President        Vice President of Nuveen Advisory
333 W. Wacker Drive                                           Corp. and Nuveen Institutional
Chicago, IL 60606                                             Advisory Corp.; Chartered Financial
                                                              Analyst.

Gifford R. Zimmerman      9/9/56      Vice President and      Vice President, Assistant Secretary
333 W. Wacker Drive                       Secretary           and Associate General Counsel, formerly
Chicago, IL 60606                                             Assistant General Counsel, of Nuveen
                                                              Investments; Vice President and
                                                              Assistant Secretary of Nuveen Advisory
                                                              Corp. and Nuveen Institutional Advisory
                                                              Corp.; Vice President and Assistant
                                                              Secretary of The John Nuveen Company
                                                              (since May 1994); Vice President and
                                                              Assistant Secretary (since September
                                                              1999) of Nuveen Senior Loan Asset
                                                              Management Inc.; Chartered Financial
                                                              Analyst.

     Peter R. Sawers and Timothy R. Schwertfeger serve as members of the Executive Committee of the Board of Trustees of each Fund. The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.


     The trustees of each Fund are also directors or trustees, as the case may be, of 35 Nuveen open-end funds and 54 Nuveen closed-end funds advised by Nuveen Advisory Corp. Mr. Schwertfeger is a director or trustee, as the case may be, of 13 Nuveen open-end and closed-end funds advised by Nuveen Institutional Advisory Corp. and two funds advised by Nuveen Senior Loan Asset Management Inc. None of the independent trustees has ever been a director, officer, or employee of, or a consultant to, Nuveen Advisory, Nuveen or their affiliates.

     The Common Shareholders of each Fund will elect trustees at the next annual meeting of Common Shareholders, unless any MuniPreferred Shares are outstanding at that time, in which event holders of MuniPreferred Shares, voting as a separate class, will elect two trustees and the remaining trustees shall be elected by Common Shareholders and holders of MuniPreferred Shares, voting together as a single class. Holders of MuniPreferred Shares will be entitled to elect a majority of a Fund's trustees under certain circumstances. See "Description of Shares - MuniPreferred Shares - Voting Rights."

     The following table sets forth estimated compensation to be paid by each Fund projected during the Fund's first full fiscal year after commencement of operation. No Fund has a retirement or pension plan. The officers and trustees affiliated with Nuveen serve without any compensation from a Fund.

                                       Arizona             Connecticut            Maryland          Massachusetts
       Name of Trustee                  Fund*                Fund*                 Fund*                Fund*
   ------------------------     --------------------   --------------------   --------------------- -------------
-----------------------------------------------------------------------------------------------------------------
Robert P. Bremmer                       $120                   $120                   $120              $120
-----------------------------------------------------------------------------------------------------------------
Lawrence H. Brown                       $126                   $126                   $126              $126
-----------------------------------------------------------------------------------------------------------------
Anne E. Impellizzeri                    $120                   $120                   $120              $120
-----------------------------------------------------------------------------------------------------------------
Peter R. Sawers                         $120                   $120                   $120              $120
-----------------------------------------------------------------------------------------------------------------
William J. Schneider                    $120                   $120                   $120              $120
-----------------------------------------------------------------------------------------------------------------
Judith M. Stockdale                     $120                   $120                   $120              $120
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
                                                                               Total Compensation
                                   North Carolina            Virginia           from Funds and             Deferred
       Name of Trustee                 Fund*                   Fund*             Fund Complex**          Compensation
    ---------------------        --------------------   --------------------   --------------------    ------------------
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Robert P. Bremmer                       $120                   $120                  $71,000               $ 8,368
-------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown                       $126                   $126                  $75,250               $     0
-------------------------------------------------------------------------------------------------------------------------
Anne E. Impellizzeri                    $120                   $120                  $71,000               $55,784
-------------------------------------------------------------------------------------------------------------------------
Peter R. Sawers                         $120                   $120                  $71,000               $55,784
-------------------------------------------------------------------------------------------------------------------------
William J. Schneider                    $120                   $120                  $69,000               $54,216
-------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale                     $120                   $120                  $71,000               $13,946
-------------------------------------------------------------------------------------------------------------------------

--------------------
     * Based on the estimated compensation to be earned by the independent trustees for the period from inception through the end of that Fund's first full fiscal year for services to the Fund.

     **Based on the estimated compensation paid to the trustees for the one year period ending 12/31/00 for services to the open-end and closed-end funds advised by Nuveen Advisory.


     No Fund has any employees. Its officers are compensated by Nuveen Advisory or Nuveen.

                              INVESTMENT ADVISER

     Nuveen Advisory acts as investment adviser to each Fund, with responsibility for the overall management of each Fund. Its address is 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Advisory is also responsible for managing a Fund's business affairs and providing day-to-day administrative services to each Fund. For additional information regarding the management services performed by Nuveen Advisory, see "Management of the Fund" in a Fund's Prospectus.

     Nuveen Advisory is a wholly owned subsidiary of Nuveen, which is also a co-managing underwriter of each Fund's shares. Nuveen is sponsor of the Nuveen Defined Portfolios, registered unit investment trusts, is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Exchange-Traded Funds. Over 1,300,000 individuals have invested to date in Nuveen's funds and trusts. Founded in 1898, Nuveen brings over a century of expertise to the municipal bond market. According to data from Strategic Insight, Nuveen is the leading sponsor of exchange-traded municipal bond funds as measured by number of funds (59) and fund assets under management ($27 billion). Overall, Nuveen and its affiliates have over $61 billion in assets under management or surveillance. Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is a publicly-traded company located in St. Paul, Minnesota, and is principally engaged in providing property-liability insurance through subsidiaries.

     Pursuant to an investment management agreement between Nuveen Advisory and each Fund, each Fund has agreed to pay for the services and facilities provided by Nuveen Advisory an annual management fee, payable on a monthly basis, according to the following schedule:

Average Daily Net Asset Value                                      Management Fee
-----------------------------                                    ------------------
Up to $125 million                                                     .6500%
$125 million to $250 million                                           .6375%
$250 million to $500 million                                           .6250%
$500 million to $1 billion                                             .6125%
$1 billion to $2 billion                                               .6000%
$2 billion and over                                                    .5750%

     All fees and expenses are accrued daily and deducted before payment of dividends to investors. The investment management agreement has been approved by a majority of the disinterested trustees of each Fund and the sole shareholder of that Fund.

     For the first ten years of each Fund's operation, Nuveen Advisory has contractually agreed to reimburse the Fund for fees and expenses in the amounts, and for the time periods, set forth below:

            Year Ending              Percentage            Year Ending           Percentage
              Jan. 31,               Reimbursed              Jan. 31,            Reimbursed
           -------------            ------------          -------------         -------------
               2001*                    .30%                  2007                   .25%
               2002                     .30%                  2008                   .20%
               2003                     .30%                  2009                   .15%
               2004                     .30%                  2010                   .10%
               2005                     .30%                  2011                   .05%
               2006                     .30%

-----------------------
          *From the commencement of operations.


     Reducing Fund expenses in this manner will tend to increase the amount of income available for the Common Shareholders. Nuveen Advisory has not agreed to reimburse a Fund for any portion of its fees and expenses beyond January 31, 2011.

     The Funds, Nuveen Advisory, Nuveen Investments, Salomon Smith Barney and other related entities have adopted codes of ethics which essentially prohibit certain of their personnel, including Nuveen fund portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of a client's, including each Fund's, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Text-only versions of the codes of ethics can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

                            PORTFOLIO TRANSACTIONS

     Nuveen Advisory is responsible for decisions to buy and sell securities for a Fund and for the placement of a Fund's securities business, the negotiation of the prices to be paid for principal trades and the allocation of its transactions among various dealer firms. Portfolio securities will normally be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the 1940 Act.

     Each Fund expects that substantially all portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, does not expect to pay any brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. It is the policy of Nuveen Advisory to seek the best execution under the circumstances of each trade. Nuveen Advisory evaluates price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be Nuveen Advisory's practice to select dealers which, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Advisory. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Advisory's own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Advisory's expenses. While Nuveen Advisory will be primarily responsible for the placement of the business of a Fund, the policies and practices of Nuveen Advisory in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees of a Fund.

     Nuveen Advisory may manage other investment accounts and investment companies for other clients which have investment objectives similar to those of a Fund. Subject to applicable laws and regulations, Nuveen Advisory seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account. In making such allocations the main factors to be considered will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held. While this procedure could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from Nuveen Advisory's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

     Under the 1940 Act, a Fund may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The rule sets forth requirements relating to, among other things, the terms of an issue of municipal bonds purchased by a Fund, the amount of municipal bonds which may be purchased in any one issue and the assets of a Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees of a Fund, including a majority of the members thereof who are not interested persons of that Fund.

                                 DISTRIBUTIONS

     As described in each Fund's Prospectus, initial distributions to Common Shareholders are expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of the offering of the Common Shares, depending on market conditions. To permit a Fund to maintain a more stable monthly distribution, a Fund will initially (prior to its first distribution), and may from time to time thereafter, distribute less than the entire amount of net investment income earned in a particular period. Such undistributed net investment income would be available to supplement future distributions, including distributions which might otherwise have been reduced by a decrease in a Fund's monthly net income due to fluctuations in investment income or expenses, or due to an increase in the dividend rate on a Fund's outstanding MuniPreferred Shares. As a result, the distributions paid by a Fund for any particular period may be more or less than the amount of net investment income actually earned by a Fund during such period. Undistributed net investment income will be added to a Fund's net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from a Fund's net asset value.

     For tax purposes, each Fund is currently required to allocate net capital gain and other taxable income, if any, between Common Shares and MuniPreferred Shares in proportion to total distributions paid to each class for the year in which such net capital gains or other taxable income is realized. For information relating to the impact of the issuance of MuniPreferred Shares on the distributions made by a Fund to Common Shareholders, see a Fund's Prospectus under "MuniPreferred Shares and Leverage."

     While any MuniPreferred Shares are outstanding, a Fund may not declare any cash dividend or other distribution on its Common Shares unless at the time of such declaration (1) all accumulated dividends on the MuniPreferred Shares have been paid and (2) the net asset value of a Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of any outstanding MuniPreferred Shares. This latter limitation on a Fund's ability to make distributions on its Common Shares could under certain circumstances impair the ability of a Fund to maintain its qualification for taxation as a regulated investment company. See "Tax Matters."

                             DESCRIPTION OF SHARES

Common Shares

     Each Fund's Declaration of Trust (each a "Declaration") authorizes the issuance of an unlimited number of Common Shares, par value $.01 per share. All Common Shares of a Fund have equal rights as to the payment of dividends and the distribution of assets upon liquidation of that Fund. Common Shares will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. At any time when a Fund's MuniPreferred Shares are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on MuniPreferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to MuniPreferred Shares would be at least 200% after giving effect to such distributions. See "MuniPreferred Shares" below.

     The Common Shares have been approved for listing on the American Stock Exchange, subject to notice of issuance. Each Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

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

     Shares of closed-end investment companies may frequently trade at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest predominately in investment grade municipal bonds have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. There can be no assurance that Common Shares or shares of other municipal funds will trade at a price higher than net asset value in the future. Net asset value will be reduced immediately following the offering after payment of the sales load and organization and offering expenses. Net asset value generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater in the case of a fund having a leveraged capital structure. Whether investors will realize gains or losses upon the sale of Common Shares will not depend upon a Fund's net asset value but will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of a Fund's Common Shares will be determined by factors beyond the control of a Fund, a Fund cannot predict whether the Common Shares will trade at, below, or above net asset value or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view a Fund as a vehicle for trading purposes. See "Repurchase of Fund Shares; Conversion to Open-End Fund" and a Fund's Prospectus under "MuniPreferred Shares and Leverage" and "The Fund's Investments--Municipal Bonds."

MuniPreferred Shares

     The Declaration authorizes the issuance of an unlimited number of MuniPreferred Shares, par value $.01 per share, in one or more classes or series, with rights as determined by the Board of Trustees of a Fund, by action of the Board of Trustees without the approval of the Common Shareholders.

     Each Fund's Board of Trustees has indicated its intention to authorize an offering of MuniPreferred Shares (representing approximately 35% of a Fund's capital immediately after the time the MuniPreferred Shares are issued) within approximately one to three months after completion of the offering of Common Shares, subject to market conditions and to the Board's continuing belief that leveraging a Fund's capital structure through the issuance of MuniPreferred Shares is likely to achieve the benefits to the Common Shareholders described in this Statement of Additional Information. Although the terms of the MuniPreferred Shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board of Trustees (subject to applicable law and a Fund's Declaration) if and when it authorizes a MuniPreferred Shares offering, each Board has stated that the initial series of MuniPreferred Shares would likely pay cumulative dividends at relatively shorter-term periods (such as 7 days); by providing for the periodic redetermination of the dividend rate through an auction or remarketing procedure. The Board of Trustees of each Fund has indicated that the liquidation preference, preference on distribution, voting rights and redemption provisions of the MuniPreferred Shares will likely be as stated below.

     Limited Issuance of MuniPreferred Shares. Under the 1940 Act, the Fund could issue MuniPreferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund's total net assets, measured immediately after issuance of the MuniPreferred Shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the MuniPreferred shares is less than one-half of the value of the Fund's total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution. If the Fund sells all the Common Shares and MuniPreferred Shares discussed in this Prospectus, the liquidation value of the MuniPreferred Shares is expected to be approximately 35% of the value of the Fund's total net assets. The Fund intends to purchase or redeem MuniPreferred Shares, if necessary, to keep that fraction below one-half.

     Distribution Preference. The MuniPreferred Shares have complete priority over the Common Shares as to distribution of assets.

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

     Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of a Fund, holders of MuniPreferred Shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, holders of MuniPreferred Shares will not be entitled to any further participation in any distribution of assets by a Fund. A consolidation or merger of a Fund with or into any Massachusetts business trust or corporation or a sale of all or substantially all of the assets of a Fund shall not be deemed to be a liquidation, dissolution or winding up of a Fund.

     Voting Rights. In connection with any issuance of MuniPreferred Shares, a Fund must comply with Section 18(i) of the 1940 Act which requires, among other things, that MuniPreferred Shares be voting shares and have equal voting rights with Common Shares. Except as otherwise indicated in this Statement of Additional Information and except as otherwise required by applicable law, holders of MuniPreferred Shares will vote together with Common Shareholders as a single class.

     In connection with the election of a Fund's trustees, holders of MuniPreferred Shares, voting as a separate class, will be entitled to elect two of a Fund's trustees, and the remaining trustees shall be elected by Common Shareholders and holders of MuniPreferred Shares, voting together as a single class. In addition, if at any time dividends on a Fund's outstanding MuniPreferred Shares shall be unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding MuniPreferred Shares, voting as a separate class, will be entitled to elect a majority of a Fund's trustees until all dividends in arrears have been paid or declared and set apart for payment.

     The affirmative vote of the holders of a majority of a Fund's outstanding MuniPreferred Shares of any class or series, as the case may be, voting as a separate class, will be required to, among other things (1) take certain actions which would affect the preferences, rights, or powers of such class or series or
(2) authorize or issue any class or series ranking prior to the MuniPreferred Shares. Except as may otherwise be required by law, (1) the affirmative vote of the holders of at least two-thirds of a Fund's MuniPreferred Shares outstanding at the time, voting as a separate class, will be required to approve any conversion of a Fund from a closed-end to an open-end investment company and (2) the affirmative vote of the holders of at least two-thirds of the outstanding MuniPreferred Shares, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares, provided however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of Trustees fixed in accordance with the Declaration or the By-laws. The affirmative vote of the holders of a majority of the outstanding MuniPreferred Shares, voting as a separate class, shall be required to approve any action not described in the preceding sentence requiring a vote of security holders under
Section 13(a) of the 1940 Act including, among other things, changes in a Fund's investment objectives or changes in the investment restrictions described as fundamental policies under "Investment Objectives and Policies--Investment Restrictions." The class or series vote of holders of MuniPreferred Shares described above shall in each case be in addition to any separate vote of the requisite percentage of Common Shares and MuniPreferred Shares necessary to authorize the action in question.

     The foregoing voting provisions will not apply with respect to a Fund's MuniPreferred Shares if, at or prior to the time when a vote is required, such shares shall have been (1) redeemed or (2) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

     Redemption, Purchase and Sale of MuniPreferred Shares by a Fund. The terms of the MuniPreferred Shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that a Fund may tender for or purchase MuniPreferred Shares and that a Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of MuniPreferred Shares by a Fund will reduce the leverage applicable to Common Shares, while any resale of shares by a Fund will increase such leverage.

     The discussion above describes each Fund's Board of Trustees' present intention with respect to a possible offering of MuniPreferred Shares. If the Board of Trustees determines to authorize such an offering, the terms of the MuniPreferred Shares may be the same as, or different from, the terms described above, subject to applicable law and a Fund's Declaration.

                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of a Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of a Fund for all loss and expense of any shareholder held personally liable for the obligations of a Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. Each Fund believes that the likelihood of such circumstances is very remote.

     The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of a Fund. Specifically, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and MuniPreferred Shares, voting together as a single class, except as described below, to authorize (1) a conversion of a Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of a Fund, or a series or class of a Fund, with any corporation, association, trust or other organization or a reorganization or recapitalization of a Fund, or a series or class of a Fund, (3) a sale, lease or transfer of all or substantially all of a Fund's assets (other than in the regular course of a Fund's investment activities), (4) in certain circumstances, a termination of a Fund, or a series or class of a Fund or (5) removal of trustees, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of a Fund's Common Shares and MuniPreferred Shares outstanding at the time, voting together as a single class, is required, provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby a Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and MuniPreferred Shares, voting together as a single class. In the case of the conversion of a Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of MuniPreferred Shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund's MuniPreferred Shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, the affirmative vote of the holders of at least a majority of a Fund's MuniPreferred Shares outstanding at the time, voting as a separate class. The votes required to approve the conversion of a Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of MuniPreferred Shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of a Fund and its shareholders.

     The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over market value by discouraging a third party from seeking to obtain control of a Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of a Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of a Fund's investment objectives and policies. The Board of Trustees of a Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of a Fund and its Common Shareholders.

     Reference should be made to the Declaration on file with the Securities and Exchange Commission for the full text of these provisions.

     The Declaration provides that the obligations of a Fund are not binding upon the trustees of a Fund individually, but only upon the assets and property of a Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

             REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

     Each Fund is a closed-end investment company and as such its shareholders will not have the right to cause a Fund to redeem their shares. Instead, a Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, each Fund's Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of a Fund to an open-end investment company. There can be no assurance, however, that the Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

     Notwithstanding the foregoing, at any time when a Fund's MuniPreferred Shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued MuniPreferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding MuniPreferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). The staff of the Securities and Exchange Commission currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by a Fund will be borne by a Fund and will not reduce the stated consideration to be paid to tendering shareholders.

     Subject to its investment limitations, a Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by a Fund in anticipation of share repurchases or tenders will reduce a Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

     Although the decision to take action in response to a discount from net asset value will be made by the Board of a Fund at the time it considers such issue, it is each Board's present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if
(1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the American Stock Exchange, or (b) impair a Fund's status as a regulated investment company under the Code (which would make a Fund a taxable entity, causing a Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from a Fund) or as a registered closed-end investment company under the 1940 Act; (2) a Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with a Fund's investment objectives and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting a Fund, (b) general suspension of or limitation on prices for trading securities on the American Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting a Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on a Fund or its shareholders if shares were repurchased. The Board of Trustees of each Fund may in the future modify these conditions in light of experience.

     Conversion to an open-end company would require the approval of the holders of at least two-thirds of a Fund's Common Shares and MuniPreferred Shares outstanding at the time, voting together as a single class, and of the holders of at least two-thirds of a Fund's MuniPreferred Shares outstanding at the time, voting as a separate class, provided however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or By-laws. See the Prospectus under "Description of Shares--Certain Provisions in the Declaration of Trust" for a discussion of voting requirements applicable to conversion of a Fund to an open-end company. If a Fund converted to an open-end company, it would be required to redeem all MuniPreferred Shares then outstanding, and a Fund's Common Shares would no longer be listed on the American Stock Exchange. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees of each Fund may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

     The repurchase by a Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in a Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that a Fund's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that a Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

     In addition, a purchase by a Fund of its Common Shares will decrease the Fund's total assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by a Fund of its Common Shares at a time when MuniPreferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See each Fund's Prospectus under "Risks--Concentration Risk" and "Risks--Leverage Risk."

     Before deciding whether to take any action if a Fund's Common Shares trade below net asset value, the Board of that Fund would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if a Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                                  TAX MATTERS

Federal Income Tax Matters

     The following discussion of federal income tax matters is based upon the advice of Bell, Boyd & Lloyd LLC, special counsel to each Fund.

     Each Fund intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for tax treatment as a regulated investment company and to satisfy certain conditions which will enable interest from municipal obligations, which is exempt from regular federal income taxes in the hands of each such Fund, to qualify as "exempt-interest dividends" when distributed to such Fund's shareholders. In order to qualify for tax treatment as a regulated investment company, a Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. First, a Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"). Second, a Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by such Fund and engaged in the same, similar or related trades or businesses.

     As a regulated investment company, a Fund will not be subject to federal income tax in any taxable year with respect to "net investment income" (i.e., its "investment company taxable income," as that term is defined in the Code, determined without reference to the deduction for dividends paid) and "net capital gain" (i.e., the excess of a Fund's net long-term capital gain over its net short-term capital loss), provided that it distributes at least 90% of the sum of (i) its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of long-term capital loss, and any other taxable income other than net capital gain and is reduced by deductible expenses) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). A Fund may retain for investment its net capital gain. However, if a Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by a Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. Each

Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest and any investment company taxable income and net capital gain.

     Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

     Each Fund intends to qualify to pay "exempt-interest dividends" by satisfying the requirement that at the close of each quarter of such Fund's taxable year at least 50% of the value of its total assets consist of tax-exempt municipal obligations. Distributions from a Fund will constitute exempt-interest dividends to the extent of its tax-exempt interest income (net of expenses and amortized bond premium). Exempt-interest dividends distributed to Common Shareholders are excluded from gross income for federal income tax purposes, although they are required to be reported on the Common Shareholders' federal income tax returns. Gain from the sale or redemption of Common Shares, however, will be taxable to the Common Shareholders as capital gain (provided such Common Shares were held as capital assets) even though the increase in value of such Common Shares is attributable to tax-exempt interest income. In addition, gain realized by a Fund from the disposition of a tax-exempt municipal obligation that was purchased at a price less than the principal amount of the bond will be taxable to the Fund's shareholders as ordinary income to the extent of accrued market discount. Under the Code, interest on indebtedness incurred or continued to purchase or carry Common Shares, which interest is deemed to relate to exempt-interest dividends, will not be deductible by Common Shareholders for federal income tax purposes. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax ("AMT") and may have other collateral tax consequences. Taxpayers that may be subject to the AMT should consult their advisers before investing in Common Shares.

     Distributions by a Fund of net interest received from certain taxable temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. Government, its agencies and instrumentalities) and net short-term capital gain realized by a Fund, if any, will be taxable to Common Shareholders as ordinary income whether received in cash or additional shares. Any net long-term capital gain realized by a Fund and distributed to Common Shareholders in cash or additional shares will be taxable to Common Shareholders as long-term capital gain regardless of the length of time investors have owned shares of the Fund. Distributions by a Fund to Common Shareholders that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the Common Shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.

     If a Fund engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to a Fund, defer a Fund's losses, cause adjustments in the holding periods of a Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to Common Shareholders.

     Prior to purchasing shares in a Fund, an investor should carefully consider the impact of dividends or distributions which are expected to be or have been declared, but not paid. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by a Fund (and received by the shareholders) on December 31.

     The redemption or exchange of Common Shares normally will result in capital gain or loss to the Common Shareholders who hold their Common Shares as capital assets. However, any loss on the sale or exchange of a Common Share that has been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such Common Share. Generally, a Common Shareholder's gain or loss will be long-term gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of Common Shares before holding them for more than six months, however, any loss on the sale or other disposition of such Common Shares shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the Common Shareholder (or credited to the Common Shareholder as an undistributed capital gain) with respect to such Common Shares. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) with respect to securities will be taxed at a maximum rate of 20%, while short-term capital gain and other ordinary income will be taxed at a maximum rate of 39.6%. The maximum long-term capital gain rate will decrease from 20% to 18% for capital assets that have been held for more than five years and whose holding periods begin after December 31, 2000. Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective tax rate may be higher in certain circumstances.

     All or a portion of a sales charge paid in purchasing Common Shares cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of a Fund or another fund are subsequently acquired without payment of a sales charge pursuant to a reinvestment right. Any disregarded portion of such charge will result in an increase in the Common Shareholder's tax basis in the shares subsequently acquired. In addition, no loss will be allowed on the redemption or exchange of Common Shares if the Common Shareholder purchases other shares of a Fund (whether through reinvestment of distributions or otherwise) or the Common Shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

     In order to avoid a 4% federal excise tax, a Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of its capital gain net income (the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and any excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which a Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. Each Fund intends to make timely distributions in compliance with these requirements and consequently it is anticipated that it generally will not be required to pay the excise tax.

     If in any year a Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, a Fund would incur a regular corporate federal income tax upon its income for that year, and distributions to its Common Shareholders would be taxable to Common Shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's earnings and profits.

     Each Fund is required in certain circumstances to withhold 31% of taxable dividends and certain other payments paid to non-corporate holders of shares who have not furnished to a Fund their correct taxpayer identification numbers (in the case of individuals, their Social Security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's federal income tax liability.

     The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its Common Shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Common Shareholders are advised to consult their own tax advisors for more detailed information concerning the federal taxation of the Fund and the income tax consequences to its Common Shareholders.

State Tax Matters

     Tax matters pertaining to Arizona are set forth in Appendix D-1; tax matters pertaining to Connecticut are set forth in Appendix D-2; tax matters pertaining to Maryland are set forth in Appendix D-3; tax matters pertaining to Massachusetts are set forth in Appendix D-4; tax matters pertaining to North Carolina are set forth in Apppendix D-5; and tax matters pertaining to Virginia are set forth in Appendix D-6.

                PERFORMANCE RELATED AND COMPARATIVE INFORMATION

     A Fund may be a suitable investment for a shareholder who is thinking of adding bond investments to his portfolio to balance the appreciated stocks that the shareholder is holding. Arizona, Connecticut, Maryland, Massachusetts, North Carolina and Virginia municipal bonds can provide double tax-free income (exempt from both regular federal and state income taxes) for residents of those states. Because a Fund expects that a substantial portion of its investments will pay interest that is taxable under the federal alternative minimum tax, the Fund may not be a suitable investment for shareholders that are subject to the federal alternative minimum tax.


     A Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds as categorized by Lipper, Inc. ("Lipper"), Morningstar Inc. or other independent services. Comparison of a Fund to an alternative investment should be made with consideration of differences in features and expected performance. A Fund may obtain data from sources or reporting services, such as Bloomberg Financial ("Bloomberg") and Lipper, that a Fund believes to be generally accurate.

     Past performance is not indicative of future results. At the time Common Shareholders sell their shares, they may be worth more or less than their original investment.

See Appendix E for additional performance related and comparative information.

                                    EXPERTS

     The Statement of Net Assets of each Fund as of _________________ appearing in this Statement of Additional Information has been audited by Ernst & Young LLP, 223 South Wacker Drive, Chicago, Illinois 60606, independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Ernst & Young LLP provides accounting and auditing services to each Fund.


                                   CUSTODIAN

     The custodian of the assets of the Funds is The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004-2413. The custodian performs custodial, fund accounting and portfolio accounting services.

                            ADDITIONAL INFORMATION

     Registration Statements on Form N-2, including amendments thereto, relating to the shares of each Fund offered hereby, have been filed by each Fund with the Securities and Exchange Commission (the "Commission"), Washington, D.C. Each Fund's Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statements, including any exhibits and schedules thereto. For further information with respect to a Fund and the shares offered hereby, reference is made to that Fund's Registration Statement. Statements contained in a Fund's Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statements, each such statement being qualified in all respects by such reference. Copies of the Registration Statements may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholder
                Nuveen Arizona Dividend Advantage Municipal Fund

[TO COME]

                NUVEEN ARIZONA DIVIDEND ADVANTAGE MUNICIPAL FUND

                              FINANCIAL STATEMENTS

[TO COME]





                         REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholder

              Nuveen Connecticut Dividend Advantage Municipal Fund

[TO COME]

              NUVEEN CONNECTICUT DIVIDEND ADVANTAGE MUNICIPAL FUND

                              FINANCIAL STATEMENTS

[TO COME]

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholder
               Nuveen Maryland Dividend Advantage Municipal Fund

[TO COME]

               NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND

                              FINANCIAL STATEMENTS

[TO COME]

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholder
             Nuveen Massachusetts Dividend Advantage Municipal Fund

[TO COME]

             NUVEEN MASSACHUSETTS DIVIDEND ADVANTAGE MUNICIPAL FUND

                              FINANCIAL STATEMENTS

[TO COME]

                        REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholder
            Nuveen North Carolina Dividend Advantage Municipal Fund

[TO COME]

            NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND

                              FINANCIAL STATEMENTS

[TO COME]

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholder
               Nuveen Virginia Dividend Advantage Municipal Fund

[TO COME]

               NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND

                              FINANCIAL STATEMENTS

[TO COME]

                                   APPENDIX A

Ratings of Investments

Standard & Poor's Corporation--A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings address the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-term Issue Credit Ratings

Issue credit ratings are based in varying degrees, on the following considerations:

      1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
      2.  Nature of and provisions of the obligation; and
      3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA
An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA

     An obligation rated `AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A

     An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet it financial commitment on the obligation is still strong.

     BBB

     An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     BB, B, CCC, CC, And C

     Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB

     An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B

     An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC

     An obligation rated `CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC

     An obligation rated `CC' is currently highly vulnerable to nonpayment.

     C

The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D

An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

* Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r The `r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (`AAA', `AA', `BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

Short-Term Issue Credit Ratings

Notes

A Standard & Poor's note ratings reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     . Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

     . Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

A note rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Commercial Paper

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

Ratings are graded into several categories, ranging from `A-1' for the highest quality obligations to `D' for the lowest. These categories are as follows:

A-1 A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Moody's Investors Service, Inc.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

Municipal Bonds

Aaa Bonds which are rated `Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated `Aa' are judged to be of high quality by all standards. Together with the `Aaa' group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in `Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in `Aaa' securities.

A Bonds which are rated `A' possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated `Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated `Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated `B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated `Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated `Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated `C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Issues that are secured by escrowed funds held in trust, reinvested in direct, non-callable U.S. government obligations or non-callable obligations unconditionally guaranteed by the U.S. Government or Resolution Funding Corporation are identified with a # (hatchmark) symbol, e.g., #Aaa.

Con. (...):  Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Loans

MIG 1/VMIG 1  This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2  This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3  This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Commercial Paper

Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:

     --  Leading market positions in well-established industries.

     --  High rates of return on funds employed.

     -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

     Fitch IBCA, Inc.--A brief description of the applicable Fitch IBCA, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

Investment Grade

AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD, DD, and D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%-90%, and `D' the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect for repaying all obligations.

Short-Term Credit Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D    Default. Denotes actual or imminent payment default.

Notes:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than `F1'.

`NR' indicates that Fitch IBCA does not rate the issuer or issue in question.

`Withdrawn': A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on RatingWatch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are `stable' could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                                  APPENDIX B

                        TAXABLE EQUIVALENT YIELD TABLES

     The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like a Fund with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical tax-free yields and tax rates:

Taxable Equivalent of Tax-Free Yields

Tax Free Yields


Tax Rate       4.00%        4.50%       5.00%       5.50%      6.00%      6.50%
-------------------------------------------------------------------------------
  28.0%        5.56%        6.25%       6.94%       7.64%      8.33%      9.03%
  31.0%        5.80%        6.52%       7.25%       7.97%      8.70%      9.42%
  36.0%        6.25%        7.03%       7.81%       8.59%      9.38%     10.16%
  39.6%        6.62%        7.45%       8.28%       9.11%      9.93%     10.76%

                                    ARIZONA



                                                    Federal         State         Combined
                                                      Tax            Tax             Tax
Single Return Bracket    Joint Return Bracket        Rate           Rate*           Rate*
---------------------    --------------------       -------        --------       --------
    $0-26,250                                        15.00%         3.74%          18.20%
                               $0-43,850             15.00%         3.20%          17.70%
  26,250-63,550             43,850-105,950           28.00%         4.72%          31.40%
 63,550-132,600            105,950-161,450           31.00%         4.72%          34.30%
                           161,450-288,350           36.00%         4.72%          39.00%
132,600-288,350                                      36.00%         5.04%          39.20%
  Over 288,350               Over 288,350            39.60%         5.04%          42.60%


 4.0%          4.5%       5.0%       5.5%       6.0%       6.5%
-----         -----      -----      -----      -----      ------

4.89%         5.50%      6.11%      6.72%      7.33%       7.95%
4.86%         5.47%      6.08%      6.68%      7.29%       7.90%
5.83%         6.56%      7.29%      8.02%      8.75%       9.48%
6.09%         6.85%      7.61%      8.37%      9.13%       9.89%
6.56%         7.38%      8.20%      9.02%      9.84%      10.66%
6.58%         7.40%      8.22%      9.05%      9.87%      10.69%
6.97%         7.84%      8.71%      9.58%     10.45%      11.32%

---------------------

* The State Tax Rates are those for 2000. Please note that the table does not reflect (i) any federal or state limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any local taxes imposed, (iii) any taxes other than personal income taxes or (iv) the deductibility of Arizona state income taxes in computing Arizona income subject to tax. The table assumes that federal taxable income is equal to state income subject to tax, and in cases where more than one state rate falls within a federal bracket, the highest state rate corresponding to the highest income within that federal bracket is used.

                                  CONNECTICUT



                                                 Federal      State      Combined
                                                   Tax         Tax         Tax
Single Return Bracket    Joint Return Bracket      Rate       Rate*       Rate*
---------------------    --------------------    --------     ------     --------
                                    $0-43,850     15.00%      3.825%      18.30%
            $0-26,250                             15.00%      3.915%      18.30%
        26,250-63,550          43,850-105,950     28.00%      4.500%      31.20%
       63,550-132,600         105,950-161,450     31.00%      4.500%      34.10%
      132,600-288,350         161,450-288,350     36.00%      4.500%      38.90%
         Over 288,350            Over 288,350     39.60%      4.500%      42.30%

                      4.00%    4.50%    5.00%    5.50%    6.00%    6.50%
                      -----    -----    -----    -----    -----    -----

                      4.90%    5.51%    6.12%    6.73%    7.34%    7.96%
                      4.90%    5.51%    6.12%    6.73%    7.34%    7.96%
                      5.81%    6.54%    7.27%    7.99%    8.72%    9.45%
                      6.07%    6.83%    7.59%    8.35%    9.10%    9.86%
                      6.55%    7.36%    8.18%    9.00%    9.82%   10.64%
                      6.93%    7.80%    8.67%    9.53%   10.40%   11.27%


---------------------

* The State Tax Rates are those for 2000. Please note that the table does not reflect (i) any federal or state limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any local taxes imposed, or (iii) any taxes other than personal income taxes. The table assumes that federal taxable income is equal to state income subject to tax, and in cases where more than one state rate falls within a federal bracket, the highest state rate corresponding to the highest income within that federal bracket is used.

                                   MARYLAND



                                                  Federal     State     Combined
                                                    Tax        Tax         Tax
Single Return Bracket    Joint Return Bracket      Rate       Rate*       Rate*
---------------------    --------------------     -------     -----     --------
            $0-26,250               $0-43,850      15.00%     4.85%      19.10%
        26,250-63,550          43,850-105,950      28.00%     4.85%      31.50%
       63,550-132,600         105,950-161,450      31.00%     4.85%      34.30%
      132,600-288,350         161,450-288,350      36.00%     4.85%      39.10%
         Over 288,350            Over 288,350      39.60%     4.85%      42.50%

                      4.00%    4.50%    5.00%    5.50%    6.00%   6.50%
                      ----     ----     ----     ----     ----    ----

                      4.94%    5.56%    6.18%    6.80%    7.42%    8.03%
                      5.84%    6.57%    7.30%    8.03%    8.76%    9.49%
                      6.09%    6.85%    7.61%    8.37%    9.13%    9.89%
                      6.57%    7.39%    8.21%    9.03%    9.85%   10.67%
                      6.96%    7.83%    8.70%    9.57%   10.43%   11.30%

---------------------

* The State Tax Rates are those for 2000. Please note that the table does not reflect (i) any federal or state limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any local taxes imposed, or (iii) any taxes other than personal income taxes. The table assumes that federal taxable income is equal to state income subject to tax, and in cases where more than one state rate falls within a federal bracket, the highest state rate corresponding to the highest income within that federal bracket is used. Local taxes are imposed by Baltimore City and the counties and, for 1999, ranged from 1.01% to 3.04%, in addition to the state tax rate.


                                 MASSACHUSETTS




                                                  Federal     State     Combined
                                                    Tax        Tax         Tax
Single Return Bracket    Joint Return Bracket      Rate       Rate*       Rate*
---------------------    --------------------     -------     -----     --------
            $0-26,250               $0-43,850      15.00%     5.85%      20.00%
        26,250-63,550          43,850-105,950      28.00%     5.85%      32.20%
       63,550-132,600         105,950-161,450      31.00%     5.85%      35.00%
      132,600-288,350         161,450-288,350      36.00%     5.85%      39.70%
         Over 288,350            Over 288,350      39.60%     5.85%      43.10%

                      4.00%    4.50%    5.00%    5.50%    6.00%   6.50%
                      ----     ----     ----     ----     ----    ----

                      5.00%    5.63%    6.25%    6.88%    7.50%    8.13%
                      5.90%    6.64%    7.37%    8.11%    8.85%    9.59%
                      6.15%    6.92%    7.69%    8.46%    9.23%   10.00%
                      6.63%    7.46%    8.29%    9.12%    9.95%   10.78%
                      7.03%    7.91%    8.79%    9.67%   10.54%   11.42%

---------------------

* The State Tax Rates are those for 2000. The Massachusetts state tax rate shown is the rate at which interest is taxed. Certain other types of income are taxed at other rates. In addition, please note that the table does not reflect
(i) any federal or state limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any local taxes imposed, or (iii) any taxes other than personal income taxes.

                                 NORTH CAROLINA



                                                  Federal     State     Combined
                                                    Tax        Tax         Tax
Single Return Bracket    Joint Return Bracket      Rate       Rate*       Rate*
---------------------    --------------------     -------     -----     --------
            $0-26,250               $0-43,850      15.00%     7.00%      21.00%
        26,250-63,550          43,850-105,950      28.00%     7.75%      33.60%
       63,550-132,600         105,950-161,450      31.00%     7.75%      36.30%
      132,600-288,350         161,450-288,350      36.00%     7.75%      41.00%
         Over 288,350            Over 288,350      39.60%     7.75%      44.30%

                      4.00%    4.50%    5.00%    5.50%    6.00%    6.50%
                      -----    -----    -----    -----    -----   ------

                      5.06%    5.70%    6.33%    6.96%    7.59%    8.23%
                      6.02%    6.78%    7.53%    8.28%    9.04%    9.79%
                      6.28%    7.06%    7.85%    8.63%    9.42%   10.20%
                      6.78%    7.63%    8.47%    9.32%   10.17%   11.02%
                      7.18%    8.08%    8.98%    9.87%   10.77%   11.67%

---------------------



* The State Tax Rates are those for 2000. Please note that the table does not reflect (i) any federal or state limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any local taxes imposed, or (iii) any taxes other than personal income taxes. The table assumes that federal taxable income is equal to state income subject to tax, and in cases where more than one state rate falls within a federal bracket, the highest state rate corresponding to the highest income within that federal bracket is used. The numbers in the Combined Tax Rate column are rounded to the nearest tenth.

                                   VIRGINIA




                                                  Federal     State     Combined
                                                    Tax        Tax         Tax
Single Return Bracket    Joint Return Bracket      Rate       Rate*       Rate*
---------------------    --------------------     -------     -----     --------
            $0-26,250               $0-43,850      15.00%     5.75%      19.90%
        26,250-63,550          43,850-105,950      28.00%     5.75%      32.10%
       63,550-132,600         105,950-161,450      31.00%     5.75%      35.00%
      132,600-288,350         161,450-288,350      36.00%     5.75%      39.70%
         Over 288,350            Over 288,350      39.60%     5.75%      43.10%

                      4.00%    4.50%    5.00%    5.50%    6.00%    6.50%
                      -----    -----    -----    -----    -----    -----

                      4.99%    5.62%    6.24%    6.87%    7.49%    8.11%
                      5.89%    6.63%    7.36%    8.10%    8.84%    9.57%
                      6.15%    6.92%    7.69%    8.46%    9.23%   10.00%
                      6.63%    7.46%    8.29%    9.12%    9.95%   10.78%
                      7.03%    7.91%    8.79%    9.67%   10.54%   11.42%

---------------------

* The State Tax Rates are those for 2000. Please note that the table does not reflect (i) any federal or state limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any local taxes imposed, or (iii) any taxes other than personal income taxes. The table assumes that federal taxable income is equal to state income subject to tax, and in cases where more than one state rate falls within a federal bracket, the highest state rate corresponding to the highest income within that federal bracket is used.

                                   APPENDIX C

                          HEDGING STRATEGIES AND RISKS

     Set forth below is additional information regarding the various defensive hedging techniques.

Futures and Index Transactions

 Financial Futures

     A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

     The purchase of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. When a Fund purchases a financial future, it deposits in cash or securities an "initial margin" of between 1% and 5% of the contract amount. Thereafter, the Fund's account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. A Fund must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, a Fund may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to a Fund to settle the final determination and a Fund realizes a loss or gain depending on whether on a net basis it made or received such payments.

     The sale of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. For example, if a Fund owns long-term bonds and interest rates were expected to increase, it might sell financial futures. If interest rates did increase, the value of long-term bonds in a Fund's portfolio would decline, but the value of a Fund's financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of a Fund from declining as much as it otherwise would have.

     Among the risks associated with the use of financial futures by a Funds as a hedging device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities which are the subject of the hedge.

     Thus, if the price of the financial future moves less or more than the price of the securities which are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, a Fund may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, a Fund may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

     The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. A Fund might find it difficult or impossible to close out a particular transaction.

 Options on Financial Futures

     Each Fund may also purchase put or call options on financial futures which are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. Currently, options can be purchased with respect to financial futures on U.S. Treasury Bonds on The Chicago Board of Trade. The purchase of put options on financial futures is analogous to the purchase of put options by a Fund on its portfolio securities to hedge against the risk of rising interest rates. As with options on debt securities, the holder of an option may terminate his position by selling an option of the same Fund. There is no guarantee that such closing transactions can be effected.

Index Contracts

 Index Futures

     A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash-rather than any security-equal to specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

 Index Options

     Each Fund may also purchase put or call options on U.S. Government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

     Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above. No series will enter into transactions in index or financial futures or related options unless and until, in the Adviser's opinion, the market for such instruments has developed sufficiently.

                                 APPENDIX D-1

Factors Pertaining to Arizona

     As described above, except to the extent the Fund invests in temporary investments, the Fund will invest substantially all of its net assets in Arizona municipal bonds. The Fund is therefore susceptible to political, economic or regulatory factors affecting issuers of Arizona municipal bonds. The information set forth below is derived from sources that are generally available to investors. The information is provided as general information intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of Arizona.

     General Economic Conditions. Progressing from its traditional reliance on a cyclical construction industry, Arizona's economic base is maturing and diversifying. One of the nation's leaders in employment growth, Arizona has been among the top five employment growth states for more than four years, and it should remain there through 2000. From March 1999 through March 2000, Arizona's non-agricultural job growth was 4.6%, the highest in the nation. The unemployment rate was around 4.1% for 1998, 4.2% for 1999 and remained around 3.9% in the first half of 2000. Arizona's unemployment compares with a national rate of 4.5% in 1998, 4.2% in 1999 and 4.0% in the first half of 2000. Personal income grew approximately 7.9% in 1998, 7.4% in 1999 and is projected to grow by about 7.8% in 2000. This compares with national personal income growth of about 5.9% in 1998 and in 1999.

     Overall, Arizona's forecast is for continued but moderate rates of growth in employment and personal income. Employment growth will continue to be stronger in the Phoenix area than in the balance of the State. Housing has probably peaked and is likely to decline after seven extremely strong years. Retail sales should also continue to slow.

     Population, because of continued employment growth, will record above-average growth rates. Population grew 2.5% in 1998 and in 1999 and is expected to do the same in 2000, which compares to national population growth of 1% over the same periods.

     Budgetary Process. Although Arizona's fiscal year runs from July 1st of one year to June 30th of the next year, the Legislature adopts 2-year budgets.


     The Budget Reform Act of 1997 made significant changes to the State's planning and budgeting systems. Beginning with the Fiscal Biennium 2000-01, all State agencies, including capital improvement budgeting, will be moved to a biennial budgeting system. From fiscal year 2000 to 2006, all State agencies will move to a budget format that reflects the program structure in the "Master List of State Government Programs." The Budget Reform Act of 1993 established the current budgeting system of one- and two-year budget reviews. Agencies

                                     D-1-1
selected for annual review and appropriation are designated as Major Budget Units (MBUs). The 18 MBUs account for over 90% of the total General Fund expenditures. Agencies selected for biennial review and appropriation are designated as Other Budget Units (OBUs).

     Revenues and Expenditures. The General Fund closed fiscal year 1999 with a $255.5 million ending balance and the Executive Budget for fiscal year 2000 anticipates a $174.9 million balance. Overall, fiscal year 1999 General Fund revenues totaled $6.141 billion. General Fund expenditures for fiscal year 1999 totaled $5.886 billion.

     Debt Administration and Limitation. The State is not permitted to issue general obligation debt. The particular source of payment and security for each of the Arizona municipal bonds is detailed in the debt instruments themselves and in related offering materials. There can be no assurances with respect to whether the market value or marketability of any of the Arizona municipal bonds issued by an entity other than the State of Arizona will be affected by financial or other conditions of the State or of any entity located within the State. In addition, it should be noted that the State of Arizona, as well as counties, municipalities, political subdivisions and other public authorities of the State, are subject to limitations imposed by Arizona's Constitution with respect to ad valorem taxation, bonded indebtedness and other matters. For example, the State legislature cannot appropriate revenues in excess of 7% of the total personal income of the State in any fiscal year. These limitations may affect the ability of the issuers to generate revenues to satisfy their debt obligations.

     In 1994, the Arizona Supreme Court held that the state school financing scheme, with its reliance on disparate property tax assessments for wealthy and poor school districts, violated Article XI of the Arizona State Constitution which requires a "general and uniform public school system." In 1998, the Legislature passed a plan that reformulates education funding by providing $350 million in state funds to build new schools and places a statutory cap on the


                                     D-1-2
amount of bond indebtedness a school district may incur. Essentially, the legislation replaces general obligation bonding with a centralized stated funded system. The bill should not effect the payment of debt service on any school district's bonds since the debt service on school district bonds is levied and collected directly by the counties on behalf of the school districts.

     Although many of the municipal bonds in the Fund may be revenue obligations of local governments or authorities in the State, there can be no assurance that the fiscal and economic conditions referred to above will not affect the market value or marketability of the municipal bonds or the ability of the respective obligors to pay principal of and interest on the municipal bonds when due.

     The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of municipal bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of municipal bonds held by the Fund are subject.
Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of the municipal bonds, the market value or marketability of the municipal bonds or the ability of the respective issuers of the municipal bonds acquired by the Fund to pay interest on or principal of the municipal bonds. This information has not been independently verified.

Arizona Tax Matters

     The following is based upon the advice of Chapman and Cutler, special Arizona counsel to the Fund.

     Assuming that the Fund qualifies as a "regulated investment company" for federal income tax purposes under Subchapter M of the Code and that amounts so designated by the Fund to its shareholders qualify as "exempt-interest dividends" under Section 852(b)(5) of the Code, such exempt-interest dividends attributable to Arizona municipal bonds will be exempt from Arizona income tax when received by a shareholder of the Fund to the same extent as interest on the Arizona municipal bonds would be exempt from Arizona income tax if received directly by such shareholder. Generally, other dividends by the Fund, including capital gain distributions, if any, or additional amounts includable in the gross income of the shareholders for Federal income tax purposes (including gains realized upon the redemption or exchange of shares of the Fund) will be subject to Arizona income tax.


     It is unclear under current law whether the Fund will be subject to Arizona income tax. If the Fund was required to pay an Arizona income tax, the net income available for distribution to shareholders would be reduced.

     Interest on indebtedness incurred or continued by a shareholder in connection with the purchase or carrying of shares in the Fund will not be deductible for Arizona income tax purposes. Special rules apply in the case of financial institutions.

     Neither the Arizona municipal bonds purchased by the Fund nor the shares in the Fund owned by a shareholder will be subject to Arizona property taxes, sales or use taxes.

                                     D-1-3

     Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Arizona law. Ownership of the Common Shares may result in collateral Arizona tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

                                     D-1-4

                                 APPENDIX D-2

Factors Pertaining to Connecticut

     Except to the extent the Connecticut Municipal Bond Fund (the "Connecticut Fund") invests in temporary investments, the Connecticut Fund will invest substantially all of its net assets in Connecticut municipal bonds. The Connecticut Fund is therefore susceptible to political, economic or regulatory facts affecting issuers of Connecticut municipal bonds. The following briefly summarizes the current financial situation of the State of Connecticut (the "State"). It is derived from sources that are generally available to investors and is based in part on information obtained from various agencies in Connecticut. There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Connecticut Obligations in the Fund or the ability of particular obligors to make timely payments of debt serves on (or relating to) those obligations.

     Manufacturing has historically been of prime economic importance to Connecticut (sometimes referred to as the "State") but has declined during the last decade. The State's manufacturing sector is diversified, with the construction of transportation equipment (primarily aircraft engines, helicopters and submarines) being the dominant industry, followed by fabricated metals, non-electrical machinery, and electrical equipment. As a result of a rise in employment in service-related industries and the decline in manufacturing employment, manufacturing accounted for only 16.11% of total non-agricultural employment in Connecticut in 1999. Defense-related business represents a relatively high proportion of the manufacturing sector. On a per capita basis, defense awards to Connecticut have traditionally been among the highest in the nation, but reductions in defense spending have considerably reduced this sector's significance in Connecticut's economy.

     The average annual unemployment rate in Connecticut decreased from 7.6% in 1991 to be 3.2% in 1999. Per capita personal income of Connecticut residents increased in every year from 1990 to 1999, rising from $26,736 to $39,300. However, pockets of significant unemployment and poverty exist in several Connecticut cities and towns.

     At the end of the 1990-1991 fiscal year, the General Fund had an accumulated unappropriated deficit of $965,712,000. For the eight fiscal years ended June 30, 1999, the General Fund ran operating surpluses, based on the State's budgetary method of accounting, of approximately $110,200,000, $113,500,000, $19,700,000, $80,500,000, $250,000,000, $262,600,000,
$312,900,000, and $71,800,000, respectively. General Fund budgets adopted for the biennium ending June 30, 2001, authorized expenditures of $10,581,600,000 for the 1999-2000 fiscal year and $11,085,200,000 for the 2000-2001 fiscal year and projected surpluses of $64,400,000 and $4,800,000, respectively, for those years.

     As of April 30, 2000, the Comptroller estimated an operating surplus of $402,200,000 for the 1999-2000 fiscal year. Thereafter, following a declaration by the Governor needed to permit the appropriation of funds beyond the limits of the State's expenditure cap, midterm budget adjustments were enacted. For the 1999-2000 fiscal year, expenditures not previously budgeted totaling $196,400,000 were authorized and, after a required deposit into the Budget Reserve Fund from unappropriated surplus of 5% of General Fund expenditures, provision was made for the disposition of substantially the entire remaining surplus, most of which would be used to avoid having to issue debt for school construction. For the 2000-2001 fiscal year, the midterm budget adjustments anticipate General Fund expenditures of $11,280,800,000, unrestricted revenue of $11,281,300,000, and a resulting surplus of only $500,000.

     The State's primary method for financing capital projects is through the sale of general obligation bonds. These bonds are backed by the full faith and credit of the State. As of November 1, 2000, the State had authorized direct general obligation bond indebtedness totaling $13,839,841,000, of which $11,613,383,000 had been approved for issuance by the State Bond Commission and $10,045,215,000 had been issued. As of November 1, 2000, net State direct general obligation bond indebtedness outstanding was $7,127,727,000.

     In 1995, the State established the University of Connecticut as a separate corporate entity to issue bonds and construct certain infrastructure improvements. The University was authorized to issue bonds totaling $962,000,000 by June 30, 2005, that are secured by a State debt service commitment to finance the improvements, $471,355,000 of which were outstanding on November 1, 2000. The State is expected to provide further financing by issuing $18,000,000 of general obligation bonds. To the extent additional costs for the improvements anticipated to be $270,000,000 are not funded from other sources, capital cost reductions or deferrals are expected to be effected.

                                     D-2-1

     In addition, the State has limited or contingent liability on a significant amount of other bonds. Such bonds have been issued by the following quasi-public agencies: the Connecticut Housing Finance Authority, the Connecticut Development Authority, the Connecticut Higher Education Supplemental Loan Authority, the Connecticut Resources Recovery Authority and the Connecticut Health and Educational Facilities Authority. Such bonds have also been issued by the cities of Bridgeport and West Haven and the Southeastern Connecticut Water Authority. As of November 1, 2000, the amount of bonds outstanding on which the State has limited or contingent liability totaled $4,208,700,000.

     In 1984, the State established a program to plan, construct and improve the State's transportation system (other than Bradley International Airport). The total cost of the program through June 30, 2004, is currently estimated to be $14.1 billion, to be met from federal, State, and local funds. The State expects to finance most of its $5.5 billion share of such cost by issuing $5.0 billion of special tax obligation ("STO") bonds. The STO bonds are payable solely from specified motor fuel taxes, motor vehicle receipts, and license, permit and fee revenues pledged therefor and credited to the Special Transportation Fund, which was established to budget and account for such revenues.

     The State's general obligation bonds are rated Aa3 by Moody's and AA by Fitch. On October 8, 1998, Standard & Poor's upgraded its ratings of the State's general obligation bonds from AA- to AA.

     The State, its officers and its employees are defendants in numerous lawsuits. Although it is not possible to determine the outcome of these lawsuits, the Attorney General has opined that an adverse decision in any of the following cases might have a significant impact on the State's financial position: (i) an action on behalf of all persons with traumatic brain injury who have been placed in certain State hospitals, and other persons with acquired brain injury who are in the custody of the Department of Mental Health and Addiction Services, claiming that their constitutional rights are violated by placement in State hospitals alleged not to provide adequate treatment and training, and seeking placement in community residential settings with appropriate support services; (ii) litigation involving claims by Indian tribes to portions of the State's land area; (iii) an action by certain students and municipalities claiming that the State's formula for financing public education violates the State's Constitution and seeking a declaratory judgment and injunctive relief; (iv) an action in which the plaintiffs seek to represent a class of certain Medicaid recipients, claiming that the Commissioner of the Department of Social Services fails to provide them adequate access to dental services and to adequately compensate providers of such services, and seeking declaratory and injunctive relief plus attorneys' fees and costs; (v) actions by several hospitals claiming partial refunds of taxes imposed on hospital gross earnings to the extent such taxes related to tangible personal property transferred in the provision of services to patients; and (vi) an action against the State and the Attorney General by importers and distributors of cigarettes previously sold by their manufacturers seeking damages and injunctive relief relating to business losses alleged to result from the 1998 Master Settlement Agreement entered into by most states in litigation against the major domestic tobacco companies and challenging certain related so-called Non Participating Manufacturer statutes.

     As a result of litigation on behalf of black and Hispanic school children in the City of Hartford seeking "integrated education" within the Greater Hartford metropolitan area, on July 9, 1996, the State Supreme Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. The Superior Court ordered the State to show cause as to whether there has been compliance with the Supreme Court's ruling and concluded that the State had complied but that the plaintiffs had not allowed the State sufficient time to take additional remedial steps. Accordingly, the plaintiffs might be able to pursue their claim at a later date. The fiscal impact of this matter might be significant but is not determinable at this time.

     The State's Department of Information Technology coordinated a review of the State's Year 2000 exposure and completed its plans on a timely basis. All mission critical systems and technology infrastructure components are working with no Year 2000 impacts. Nevertheless, there is still a risk that testing for all failure scenarios did not reveal all software or hardware problems or that systems of others on whom the State's systems or service commitments rely were not tested and remediated in a timely fashion. If the necessary


                                     D-2-2
remediations were not adequately tested, the Year 2000 problem may have a material impact on the operations of the State.

     General obligation bonds issued by municipalities are payable primarily from ad valorem taxes on property located in the municipality. A municipality's property tax base is subject to many factors outside the control of the municipality, including the decline in Connecticut's manufacturing industry. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits. The most notable of these is the City of Bridgeport, which filed a bankruptcy petition on June 7, 1991. The State opposed the petition. The United States Bankruptcy Court for the District of Connecticut held that Bridgeport had authority to file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed. State legislation enacted in 1993 prohibits municipal bankruptcy filings without the prior written consent of the Governor.

     In addition to general obligation bonds backed by the full faith and credit of the municipality, certain municipal authorities finance projects by issuing bonds that are not considered to be debts of the municipality. Such bonds may be repaid only from revenues of the financed project, the revenues from which may be insufficient to service the related debt obligations.


                                     D-2-3

Connecticut Tax Matters

     The following is based upon the advice of Day, Berry & Howard LLP, special Connecticut counsel to the Fund.

     The following is a general, abbreviated summary of certain provisions of the applicable Connecticut tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Fund.
This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions.

     The following is based on the assumptions that the Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause the Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Fund's shareholders.

     The Fund will be subject to the Connecticut corporation business tax only if it has a sufficient nexus with Connecticut. If it is subject to that tax, it does not expect to pay a material amount of such tax.



     Dividends paid by the Fund are not subject to the Connecticut personal income tax on individuals, trusts and estates to the extent that they qualify as exempt-interest dividends for Federal income tax purposes that are derived from obligations issued by or on behalf of the State of Connecticut or its political subdivisions, instrumentalities, authorities, districts, or similar public entities created under Connecticut law ("Connecticut Obligations") or obligations the interest on which states are prohibited from taxing by Federal law. Other Fund dividends, whether received in cash or additional shares, are subject to this tax, except that, in the case of shares of the Fund held by shareholders as a capital asset, dividends qualifying as capital gain dividends for Federal income tax purposes are not subject to the tax to the extent they are derived from Connecticut Obligations. Dividends paid by the Fund that constitute items of tax preference for purposes of the Federal alternative minimum tax, other than exempt-interest dividends not subject to the Connecticut personal income tax, could cause liability for the net Connecticut minimum tax, applicable to shareholders subject to the Connecticut personal income tax who are required to pay the Federal alternative minimum tax. Interest on indebtedness incurred to purchase or carry Fund shares will not reduce taxable income under the Connecticut personal income tax except to the extent it may reduce the shareholder's Federal adjusted gross income.

     Dividends paid by the Fund, including those that qualify as exempt-interest dividends for Federal income tax purposes, are taxable for purposes of the Connecticut corporation business tax. However, 70% (100% if the shareholder owns at least 20% of the total voting power and value of the Fund's shares) of amounts that are treated as dividends and not as exempt-interest dividends or capital gain dividends for Federal income tax purposes are deductible for purposes of this tax, but no deduction is allowed for expenses related thereto.

     Gain on the sale, exchange, or other disposition of shares of the Fund will be subject to the Connecticut personal income tax and the Connecticut corporation business tax.

     No local income taxes or state or local intangible personal property taxes are imposed in Connecticut.


     Shares of the Fund may be subject to the Connecticut gift tax or the Connecticut succession tax and the Connecticut estate tax if directly or indirectly transferred by a Connecticut resident by gift or at death.

     Shareholders are advised to consult with their own tax advisors for more detailed information concerning Connecticut and local tax matters.

                                     D-2-4

                                  APPENDIX D-3

Factors Pertaining to Maryland

     The Fund's concentration on municipal bonds issued by the State of Maryland (the "State"), its political subdivisions and its agencies means that investors are subject to risks of default or change in value of the securities making up the Fund deriving from certain unique factors affecting Maryland issuers. The information presented below has been derived from the most recent official statement for the State's general obligation bonds, and does not purport to be comprehensive. Because the Fund has not yet acquired its portfolio, the information is necessarily limited to general economic conditions.

General Factors

     The State of Maryland has a population of approximately 5.2 million, with employment based largely in services, trade, and government. Those sectors, along with finance, insurance, and real estate, were the largest contributors to the gross state product, according to the most recent Census. Population is concentrated around Baltimore and Washington, D.C., and proximity to Washington, D.C. influences the above average percentage of employees in government. Manufacturing, on the other hand, is a much smaller proportion of employment than for the nation as a whole. Annual unemployment rates have been below those of the national average for each of the last 20 years except 1979 and 1997. The unemployment figure for 1999 was 3.6% compared to a national rate for the same period of 4.2%. Total employment increased by 8.3% between 1991 and 1999. The State's personal income per capita was the fifth highest in the nation in 1999, according to the U.S. Department of Commerce, Bureau of Economic Analysis, at 112.8% of the national average.

State Finances

     The State Constitution mandates a balanced budget. The State enacts its budget annually. The State's total expenditures as shown in its summary financial statements for the fiscal years ending June 30, 1997, June 30, 1998 and June 30, 1999 were $13,385,744,000, $13,566,389,000 and $14,579,431,000, respectively. Revenues are derived largely from certain broad-based taxes, including statewide income, sales, motor vehicle, and property taxes. Non-tax revenues are largely from the federal government for transportation, health care, welfare and other social programs. General fund revenues on a budgetary basis realized in the State's fiscal year ended June 30, 1999 exceeded estimates by about $327.7 million, or 4.0%. The State ended fiscal 1999 with a $583.3 million general fund balance on a budgetary basis, of which $263.3 million was designated to fund fiscal year 2000 operations; this balance reflects a $568.8 million increase compared to the balance projected at the time the 1999 budget was enacted. In addition, there was a balance in the Revenue Stabilization Fund of $634.9 million. On a GAAP basis, the fiscal 1999 undesignated general fund balance was $539.3 million, compared with $230.2 million at the end of fiscal 1998. The total GAAP fund balance

                                     D-3-1
for fiscal year 1999 was $1,978.0 million compared with a total fund balance of $1,595.2 million for fiscal year 1998.

     Estimates for fiscal 2000 project a total budget of $18.2 billion, a $1.5 billion increase over fiscal 1999. The general fund accounts for approximately $9.0 billion, of which the largest expenditures are for health and education, which together represent two-thirds of total general fund expenditures. General fund expenditures exclude transportation, which is funded with special fund revenues from the Transportation Trust Fund.

     Reserve funds consist of the Revenue Stabilization Fund and other reserve accounts, which together totaled $741.0 million at the end of fiscal 1999. The Revenue Stabilization Fund was established to retain State revenues for future needs and to reduce the need for future tax increases. Current estimates for the close of fiscal 2000 project a total reserve balance of $679.7 million, of which $581.0 million is projected to be in the Revenue Stabilization Fund. The projected balance in the Revenue Stabilization Fund represents 6.4% of estimated General Fund Revenues.

Maryland municipal debt

     The public indebtedness of Maryland, its political subdivisions and its agencies is divided into three basic types. The State and its political subdivisions issue general obligation bonds, to the payment of which the ad valorem property tax is pledged, for capital improvements and for various State or local projects. The Maryland Department of Transportation issues its limited, special obligation bonds for transportation purposes payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Certain authorities issue obligations payable solely from specific non-tax, enterprise fund revenues and for which the State has no liability and has given no moral obligation assurance. The State, its political subdivisions and certain of its agencies also have entered into a variety of lease purchase agreements to finance the acquisition of capital assets. These lease agreements specify that payments thereunder are subject to annual appropriation.

     At least since the end of the Civil War, the State has paid the principal of and interest on its general obligation bonds when due. There is no general debt limit imposed at the State level by the State Constitution or public general laws. Maryland had $4.6 billion of net State tax supported debt outstanding at March 31, 2000. General obligation bonds accounted for $3.4 billion of that amount. About 58% of debt service on general obligation bonds is paid from State property tax receipts, with the remainder paid from general funds of the State and by loan repayments from local units and other sources. Department of Transportation bonds outstanding account for another $1.0 billion; the debt service on those bonds is payable from taxes and fees related to motor vehicles and motor vehicles fuel and a portion of the corporate income tax. Debt obligations issued by the Maryland Stadium Authority in the form of lease-backed revenue bonds account for $290.8 million of State tax supported debt outstanding at March 31, 2000. Rental payments under the lease are subject to annual appropriation by the General Assembly.

                                     D-3-2

The State has also financed construction and acquisition of various other facilities and equipment through lease-type financing, subject to annual appropriation by the General Assembly. The State had $893.7 million of authorized but unissued debt at March 31, 2000. The State issued $200,000,000 of its general obligation bonds on August 3, 2000.

Risks associated with Maryland municipal bonds

     Risks associated with municipal obligations vary by type. Major factors affecting the State's general obligation bonds are discussed above under the headings "General Factors" and "State Finances." However, factors affecting the local economy of a particular county or city may affect the investment quality of that county or city's general obligation bonds without necessarily affecting the investment quality of the general obligation bonds of the State.
Limited obligation revenue bonds may fluctuate in investment quality due to factors affecting only the particular revenue stream. For example, a downturn in the Maryland health care sector or a downturn for a specific health care borrower might affect the investment quality of Maryland hospital revenue bonds generally or might only affect a specific health care revenue bond issue. For another example, a sharp change in prevailing mortgage interest rates could affect the investment quality of housing mortgage revenue bonds. Risks associated with any type of municipal obligations may be significantly reduced when such bonds have been pre-refunded, or if such bonds are insured.

     Industry specific conditions may affect the investment quality and value of revenue bonds. This paragraph discusses some of the major economic factors affecting the principal types of revenue bonds issued by Maryland governmental entities. Water and sewer revenues are affected by trends in population and new construction and by weather cycles. Transportation facility revenues are affected by economic conditions generally and by special factors such as rising energy prices. Revenues from private, non-profit healthcare corporations and hospitals are subject to federal and state regulatory restrictions, Maryland State rate regulation and fluctuations in federal and state reimbursement rates for Medicare and Medicaid. As of mid-year 2000, Maryland hospitals and health care corporations generally face a more difficult operating environment than in previous years, due to revenue constraints imposed by the Maryland Health Services Cost Review Commission. The revenues of private colleges and universities are affected by enrollment demand and cost pressures. Enrollment demand fluctuates with changes in the population of college bound persons and with the state of the economy. Housing revenue bonds are affected by the pace of housing starts, sales and refinancings, and by the levels of mortgage rates generally and local housing demand.

                                     D-3-3

State Tax Matters

     The following is based upon the advice of Venable, Baetjer and Howard, LLP, special Maryland counsel to the Fund.

     The following is a general, abbreviated summary of certain provisions of the applicable Maryland tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Maryland Fund. This summary does not address the taxation of other shareholders. These provisions are subject to change by legislative or administrative actions, and any such change may be retroactive with respect to Maryland Fund transactions.

     The following is based on the assumptions that the Maryland Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Maryland Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Maryland Fund's shareholders.

     The Maryland Fund will be subject to the Maryland corporate income tax only if it has a sufficient nexus with Maryland. If it is subject to the Maryland corporate income tax, it does not expect to pay a material amount of such tax.

     Distributions by the Maryland Fund that are attributable to interest on or gain from the sale or exchange of any obligation of Maryland or its political subdivisions ("Maryland Obligations") or to interest on or gain from the sale or exchange of obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law ("Federal Obligations") will not be subject to the Maryland individual income tax or the Maryland corporate income tax. All remaining distributions to shareholders will be subject to the Maryland individual and corporate income taxes, and in the case of individuals, will be subject to local taxes as well.

     Gain on the sale, exchange, or other disposition of shares of the Maryland Fund will be subject to the Maryland individual and corporate income taxes, and in the case of individuals, will be subject to local taxes as well.

     Shares of the Maryland Fund may be subject to the Maryland estate tax if owned by a Maryland decedent at the time of death.

     Shareholders are advised to consult with their own tax advisors for more detailed information concerning Maryland state and local tax matters.

                                     D-3-4

                                 APPENDIX D-4


Factors Pertaining to Massachusetts

     Except to the extent the Massachusetts Fund invests in temporary investments, the Fund will invest substantially all of its net assets in Massachusetts municipal bonds. The Fund is therefore susceptible to political, economic or regulatory factors affecting issuers of Massachusetts municipal bonds. Without intending to be complete, the following briefly summarizes the current financial situation, as well as some of the complex factors affecting the financial situation, in the Commonwealth of Massachusetts (the "Commonwealth"). It is derived from sources that are generally available to investors and is based in part on information obtained from various agencies in Massachusetts. No independent verification has been made of the accuracy or completeness of the following information.

     There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on Commonwealth or local government finances generally, will not adversely affect the market value of Massachusetts bonds in the Fund or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

     Between 1982 and 1988, the economies of Massachusetts and New England were among the strongest performers in the nation, with growth rates considerably higher than those for the national economy as a whole. Between 1989 and 1992, however, both Massachusetts and New England experienced growth rates significantly below the national average. Since then, growth rates in Massachusetts and New England have improved to levels on a par with the rest of the nation. In 1997, the economies of both Massachusetts and New England grew at a faster pace than the nation as a whole for the first time since 1988. The Massachusetts economy has been the strongest in New England, making up an average of 47.7 percent of New England's total Gross Product and an average of
2.8 percent of the nation's economy over the decade and a half.

     The Massachusetts services sector, with 35.7 percent of the non-agricultural work force in November 1999, is the largest employment sector in the Massachusetts economy, followed by wholesale and retail trade (22.9 percent), manufacturing (13.7 percent), and government employment (13.1 percent). Between 1988 and 1992, total employment in Massachusetts declined 10.7 percent. The construction, manufacturing, and trade sectors experienced the greatest decreases during this time, with more modest declines taking place in the government and finance, insurance and real estate ("FIRE") sectors. The economic recovery that began in 1993 has been accompanied by increased employment levels; since 1994, total employment levels in Massachusetts have increased at yearly rates greater than 2.0 percent. In 1998, employment levels in every industry increased or remained constant. The most rapid growth in 1998 came in the construction sector and the services sector, which grew at rates of
7.6 percent and 2.8 percent, respectively. Total non-agricultural employment in Massachusetts grew at a rate of 1.9 percent in 1998.

     The Massachusetts economy is fairly concentrated in the eastern portion of the state, with more than 50% of its total population residing in the metropolitan Boston area. Of the 16 Fortune 500 companies located in the Commonwealth in 1999, 14 were located in the metropolitan Boston region. While many of the communities in the eastern portion of the Commonwealth have benefited from the economic growth described above, several areas outside the metropolitan Boston region have not


                                     D-4-1
participated as fully and continue to be hampered by higher employment, lower per capita income and stagnant property values.

Fiscal Matters

     Budgeted Operating Funds. The Commonwealth's operating fund structure satisfies the requirements of state finance law and is in accordance with the generally accepted accounting principles ("GAAP"), as defined by the Government Accounting Standards Board. The General Fund and those special revenue funds which are appropriated in the annual state budget receive most of the non-bond and non-federal grant revenues of the Commonwealth. These funds are referred to as the "budgeted operating funds" of the Commonwealth. They do not include the capital projects funds of the Commonwealth, into which the proceeds of Commonwealth bonds are deposited. The three principal budgeted operating funds are the General Fund, the Highway Fund and the Local Aid Fund. Expenditures from these three funds generally account for approximately 93% of total expenditures of the budgeted operating funds.

     The Commonwealth's budgeted operating funds for fiscal 1997, 1998, 1999 and 2000 showed an excess (deficiency) of revenues and other sources over expenditures and other uses of $221 million, $798 million, ($80) million and $173 million and positive fund balances of $1.394 billion, $2.192 billion, $2.112 billion and $2.285 billion, respectively. Over the same period, budgeted expenditures and other uses were approximately $17.949 billion for fiscal 1997, $19.002 billion for fiscal 1998, $20.245 billion for fiscal 1999 and $22.414 billion for fiscal 2000.

     The fiscal 2001 budget is based on numerous spending and revenue estimates the achievement of which cannot be assured. The Executive Office of Administration and Finance estimates fiscal 2001 budgeted expenditures and other uses will total approximately $22.110 billion, while budgeted revenues and other sources will total approximately $21.933 billion.

     Limitations on Tax Revenues. Chapter 62F of the General Laws, which was enacted by the voters in November 1986, establishes a state tax revenue growth limit for each fiscal year equal to the average positive rate of growth in total wages and salaries in the Commonwealth, as reported by the federal government, during the three calendar years immediately preceding the end of such fiscal year. Chapter 62F also requires that allowable state tax revenues be reduced by the aggregate amount received by local governmental units from any newly authorized or increased local option taxes or excises. Any excess in state tax revenue collections for a given fiscal year over the prescribed limit, as determined by the State Auditor, is to be applied as a credit against the then current personal income tax liability of all taxpayers in the Commonwealth in proportion to the personal income tax liability of all taxpayers in the Commonwealth for the immediately preceding tax year. The law does not exclude principal and interest payments on Commonwealth debt obligations from the scope of its tax limit. However, the preamble contained in Chapter 62F provides that "although not specifically required by anything contained in this chapter, it is assumed that from allowable state tax revenues as defined herein the Commonwealth will give priority attention to the funding of state financial assistance to local government units, obligations under the state governmental pension systems, and payment of principal and interest on debt and other obligations of the Commonwealth."

      Tax revenues in fiscal 1995 through fiscal 2000 were lower than the limit set by Chapter 62F. For fiscal 2000, as calculated by the State Auditor pursuant to Chapter 62F, net state tax revenues were approximately $15.702 billion and allowable state tax revenues

                                     D-4-2
were approximately $16.694 billion.

     On November 7, 2000 Massachusetts voters approved two initiative petitions that will reduce personal income taxes. One of the approved petitions sets the Part B income tax rate at 5.6% on January 1, 2001, 5.3% on January 1, 2002 and 5% on January 1, 2003 and thereafter. The Department of Revenue estimates that this change will reduce fiscal 2001 revenues by $135 million, fiscal 2002 revenues by $457 million and fiscal 2003 revenues by $883 million. The annualized value of the reduction, once fully effective in fiscal 2004, is estimated to be approximately $1.154 billion. The other approved petition provides for a personal income tax deduction for charitable contributions, effective January 1, 2001. The petition essentially re-enacts a provision for such a deduction included in the fiscal 2001 budget. The Department of Revenue estimates the cost of the deduction to be $70 million to $90 million in fiscal 2001 and $157 million to $192 million annually thereafter. The initiative petition that would have established tax credits for amounts paid as tolls and motor vehicle excise taxes was disapproved by the voters.

     Local Aid: Proposition 2-1/2. In November 1980, voters in the Commonwealth approved a statewide tax limitation initiative petition, commonly known as Proposition 2-1/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain governmental entities, including county governments. Proposition 2-1/2 is not a provision of the state constitution and accordingly is subject to amendment or repeal by the Legislature. Proposition 2-1/2, as amended to date, limits the property taxes that may be levied by any city or town in any fiscal year to the lessor of (i) 2.5% of the full and fair cash valuation of the real estate and personal property therein, and (ii) 2.5% over the previous year's levy limit plus any growth in the tax base from certain new construction and parcel subdivisions. Proposition 2-1/2 also limits any increase in the charges and fees assessed by certain governmental entities, including county governments, on cities and towns to the sum of (i) 2.5% of the total charges and fees imposed in the preceding fiscal year, and (ii) any increase in charges for services customarily provided locally or services obtained by the city or town at its option. The law contains certain override provisions and, in addition, permits debt service on specific bonds and notes and expenditures for identified capital projects to be excluded from the limits by a majority vote at a general or special election. At the time Proposition 2-1/2 was enacted, many cities and towns had property tax levels in excess of the limit and were therefore required to roll back property taxes with a concurrent loss of revenues. Between fiscal 1981 and fiscal 1999, the aggregate property tax levy grew from $3.346 billion to $6.753 billion, representing an increase of approximately 101.8%. By contrast, according to federal Bureau of Labor Statistics, the consumer price index for all urban consumers in Boston grew during the same period by approximately 107.9%.

     Many communities have responded to the limitation imposed by Proposition 2-1/2 through statutorily permitted overrides and exclusions. There are three types of referenda questions (override of levy limit, exclusion of debt service, or exclusion of capital expenditures) which permit communities to exceed the limits of Proposition 2-1/2. Override activity steadily increased throughout the 1980's before peaking in fiscal 1991 and decreasing thereafter. In fiscal 1999, 24 communities had successful override referenda which added an aggregate of $8.7 million to their level limits. In fiscal 1999, the impact of successful override referenda going back as far as fiscal 1993, was to raise the levy limits of 125 communities by $67 million. Although Proposition 2-1/2 will continue to constrain local property tax revenues, significant capacity exists for overrides in nearly all cities and towns.

     In addition to overrides, Proposition 2-1/2 allows a community, through voter approval, to assess taxes in excess of its levy limit for the payment of certain capital projects (capital outlay expenditure exclusions) and for the payment of specified debt service costs (debt exclusions). Capital exclusions were passed by 20 communities in fiscal 1999 and totaled $4.6 million. In fiscal 1999, the impact of successful debt exclusion votes going back as far as fiscal 1993, was to raise the levy limits of 250 communities by $945.8 million.

                                     D-4-3

    Commonwealth Financial Support for Local Governments. During the 1980's, the Commonwealth increased payments to its cities, towns and regional school districts ("Local Aid") to mitigate the impact of Proposition 2 1/2 on local programs and services. In fiscal 2000, approximately 21.6% of the Commonwealth's budget was allocated to direct Local Aid. Local Aid payments to cities, towns and regional school districts take the form of both direct and indirect assistance. Direct Local Aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts as reported on the so-called "cherry sheet" prepared by the Department of Revenue, excluding certain pension funds and nonappropriated funds.

    As a result of comprehensive education reform legislation enacted in June 1993, a large portion of general revenue sharing funds are earmarked for public education and are distributed through a formula designed to provide more aid to the Commonwealth's poorer communities. The legislation established a fiscal 1993 state spending base of approximately $1.288 billion for local education purposes and required annual increases in state expenditures for such purposes above that base, subject to appropriation, estimated to be approximately $2.803 billion in fiscal 2000. All of the budgets in fiscal years 1994 through 2000 have fully funded the requirements imposed by this legislation.

    Another component of general revenue sharing, the Lottery and Additional Assistance programs, provides unrestricted funds for municipal use. There are also several specific programs funded through direct Local Aid, such as highway construction, school building construction, and police education incentives.

    In addition to direct Local Aid, the Commonwealth has provided substantial indirect aid to local governments, including, for example, payments for Massachusetts Bay Transportation Authority assistance and debt service, pensions for teachers, housing subsidies and the costs of courts and district attorneys that formerly had been paid by the counties. Beginning July 1, 2000, Commonwealth support for the Massachusetts Bay Transportation Authority takes the form of dedicated tax revenues.

    Initiative Law. A statute adopted by voter initiative petition at the November 1990 statewide election regulates the distribution of Local Aid to cities and towns. This statute requires that, subject to annual appropriation, no less than 40% of collections from personal income taxes, sales and use taxes, corporate excise taxes and lottery fund proceeds be distributed to cities and towns. Under the law, the Local Aid distribution to each city or town is to equal no less than 100% of the total Local Aid received for fiscal 1989. Distributions in excess of fiscal 1989 levels are to be based on new formulas that would replace the current Local Aid distribution formulas. By its terms, the new formula would have provided for a substantial increase in direct Local Aid in fiscal 1992 and subsequent years. Nonetheless, Local Aid payments remain subject to annual appropriation by the Legislature, and the appropriations for Local Aid since the enactment of the initiative law have not met the levels set forth in the initiative law.

    Commonwealth Capital Spending. The Commonwealth finances capital expenditures from a variety of sources, including general obligation bonds and special obligation (gas tax and convention center) bonds issued by the state and federal reimbursements. As a result of the Central Artery/Ted Williams Tunnel Project, certain additional funding sources have been developed, including specified contributions from independent authorities and the issuance of bonds to be repaid from future federal reimbursements. In addition, at the end of the last three fiscal years, the Commonwealth has set aside surplus operating revenues to supplement capital spending.

    Since fiscal 1992 the Executive Office for Administration and Finance has maintained a five-year capital spending plan, including an annual administrative limit on the amount of capital


                                     D-4-4
spending to be financed by bonds issued by the state. In fiscal 1992 the annual limit was set at approximately $825 million. During fiscal 1995 the limit was raised to approximately $900 million and during fiscal 1998 to approximately $1.0 billion. Actual bond-financed capital expenditures during fiscal years 1996, 1997, 1998 and 1999 were approximately $902 million, $908 million, $955 million and $1.0 billion, respectively. The fiscal 1999 figure does not include approximately $26 million of bond-funded expenditures not counted against the annual limit because of their relationship to debt defeasance transactions. Capital spending for fiscal years 2000 through 2004 to be financed from debt issued by the state is forecast at $5.6 billion, which includes both general obligation bonds and state gas tax bonds, and which is significantly below legislatively authorized capital spending levels. The five-year capital plan contemplates that the projected level of Commonwealth capital spending will leverage approximately $2.3 billion in federal highway funding. Due to the size and complexity of the Commonwealth's capital program and other factors, the timing and amount of actual capital expenditures and debt issuances over the period will likely vary from the annual spending amounts contained in the five-year capital spending plan.

    The largest single component of the Commonwealth's capital program currently is the Central Artery/Ted Williams Tunnel project, a major construction project that is part of the completion of the federal interstate highway system. The project involves the depression of a portion of Interstate 93 in downtown Boston (the Central Artery), which is now an elevated highway, and the construction of a new tunnel under Boston harbor (the Ted Williams Tunnel) to link the Boston terminus of the Massachusetts turnpike (Interstate 90) to Logan International Airport and points north. The magnitude of the Central Artery/Ted Williams Tunnel project has resulted in the realignment of certain transportation assets in the Commonwealth and the development of additional financing mechanisms to support its completion, including payments from the Massachusetts Turnpike Authority and the Massachusetts Port Authority and state borrowings in anticipation of future federal highway reimbursements. The completed project will be owned and operated by the Massachusetts Turnpike Authority as part of the Metropolitan Highway System which was established in conjunction with the project.

    On February 1, 2000, the Massachusetts Turnpike Authority revised upward by $1.398 billion its estimate of the total expenditures expected to be required to complete the Central Artery/Ted Williams Tunnel project. According to the revised estimate, by the time of the project's completion, the project was to have required expenditures totaling approximately $13.1 billion, excluding insurance reimbursements and proceeds from real estate dispositions related to the project that will be received after project completion. On March 31, 2000, the Federal Highway Administration published the findings from its independent assessment of the project, which concluded that, instead of the Turnpike Authority's announced $1.398 billion budget increase, an additional $1.691 to $1.856 billion would be required to complete the project. The Turnpike Authority completed a further review of the project in May 2000 and released the findings in June 2000. The project's estimated overrun was increased from the $1.398 billion announced in February 2000 to $1.845 billion with an additional contingency of $131 million for a total increase of $1.976 billion. Subsequently, the Executive Office of Administration and Finance retained an independent consulting and accounting firm to provide an assessment of the project's budget and schedule through completion of construction. The consultant's report, dated as of July 31, 2000, estimates that a reasonable budget target would include a $2.140 billion budget increase, or an increase of $294 million over the amount provided for in the June 2000 financial plan update, with potential additional exposure of up to $280 million.



                                     D-4-5

     On September 29, 2000 the Turnpike Authority filed with the Federal Highway Administration a new finance plan dated October 1, 2000. The October 1, 2000 finance plan is based on information as of June 30, 2000 and the results of a comprehensive cost and schedule evaluation. The finance plan estimates total project costs to be $14.075 billion, an increase of $562 million over the estimates contained in the June 2000 finance plan update. Most of the increase is contained in a $203 million increase in estimated construction cost and the addition of a project contingency budget of $258 million.

      The project cost estimates contained in the October 1, 2000 finance plan are $2.408 billion higher than the $11.667 billion project budget in place prior to the announcement of additional costs on February 1, 2000. Excluding the $53 million for a garage and surface restoration work that had been added to the project budget in the June 2000 update (and which is being financed from Turnpike Authority resources), the difference between the October 1, 2000 estimate and the pre-February 1, 2000 estimate is $2.355 billion. The finance plan contemplates that $2.168 billion of this amount will be defrayed by amounts in the Central Artery and Statewide Road and Bridge Infrastructure Fund established by legislation approved in May 2000. The balance of the increase, $185 million, is budgeted to come from the proceeds of the sale of certain real estate assets by the Turnpike Authority (approximately $152 million was received in July 2000) and investment earnings thereon ($40 million anticipated, $33 million budgeted). The $2.168 billion figure to be provided by the Central Artery and Statewide Road and Bridge Infrastructure Fund consists of $1.35 billion of Commonwealth bond proceeds, $231 million of license and registration fees not used for debt service, $664 million from avoided debt service related to debt defeasance transactions, $200 million from the Turnpike Authority, $65 million from the Port Authority and $159 million in interest earnings through fiscal year 2005 on the balances in the Central Artery and Statewide Road and Bridge Infrastructure Fund itself, less $500 million that is budgeted to be spent on highway and bridge projects not related to the Central Artery/Ted Williams Tunnel project.

      The October 1, 2000 finance plan also identifies additional funding sources that could be utilized as a contingency if there were to be growth in the project cost estimate. One potential source of funds is additional sales of Turnpike Authority real estate assets, including assets made available after completion of the project (with an estimated range of values of $142 million to $309 million). Other sources include up to $150 million of proceeds of additional revenue bonds that could be supported by the currently projected Metropolitan Highway System tolls and $50 million expected to be withdrawn from the owner-controlled insurance program trust fund for the project.

     Internal project cost estimates prepared by the Massachusetts Division of the Federal Highway Administration as of September 27, 2000 totalled $13.8 billion. The Division indicated at that time that the estimates used by the Turnpike Authority in preparing the October 1, 2000 finance plan constituted a reasonable representation of expected costs to be used as a basis for budgetary planning. The Turnpike Authority is still awaiting final Federal Highway Administration approval of the October 1, 2000 finance plan.

      On October 23, 2000 the President of the United States approved legislation providing for appropriations for the U.S. Department of Transportation and related agencies for the federal fiscal year ending September 30, 2001. The legislation provides that the U.S. Secretary of Transportation is to withhold obligation of federal funds and all project approvals for the Central Artery/Ted Williams Tunnel project in federal fiscal year 2001 and thereafter unless the Secretary has approved the annual update of the project finance plan and has determined that the Commonwealth is in full compliance with its project partnership agreement with the Federal Highway Administration and is maintaining a balanced statewide transportation program, including spending at least $400 million each year for construction activities and transportation projects other than the Central Artery/Ted Williams Tunnel project. In addition, the legislation limits total federal funding to $8.549 billion. This limit is consistent with the October 1, 2000 finance plan. Finally, the legislation ties future federal funding for the project to an annual finding by the Inspector General of the U.S. Department of Transportation that the annual update of the project finance plan is consistent with Federal Highway Administration financial plan guidance. Should any federal assistance be withheld from the project pursuant to such legislation, such funding would nonetheless be available to the Commonwealth for projects other than the Central Artery/Ted Williams Tunnel project. Moreover, the legislation provides that federal funds will not be withheld if the Secretary of Administration and Finance certifies that such funds are required to pay all or any portion of the principal of federal grant anticipation notes issued for the project. The Commonwealth's revised funding plan may require or include other sources of revenue, on either a temporary or permanent basis, including additional Commonwealth funds. The use of such other financing sources may require legislative approval and certain executive branch action.

     Debt Ratings. As of September 30, 2000, Moody's and Fitch maintained Aa2 and AA- ratings on the Commonwealth's general obligation debt, respectively. These ratings reflect the credit quality of the Commonwealth only, and do not indicate the creditworthiness of tax-exempt securities of other issuers located in the Commonwealth in which the Fund may invest.

     There can be no assurance that these ratings will continue.

     In past years, the Commonwealth and certain of its public bodies and municipalities have faced serious financial difficulties which have affected the credit standing and borrowing abilities of Massachusetts and its respective entities and may have contributed to higher interest rates on debt obligations. The recurrence of such financial difficulties could result in declines in the market values of, or default on, existing obligations including Massachusetts bonds in the Fund. Should there be during the term of the fund a financial crisis relating to Massachusetts, its public bodies or municipalities, the market value or marketability of all outstanding bonds issued by the Commonwealth and its public authorities or municipalities including the Massachusetts bonds in the Fund and interest income to the Fund could be adversely affected.

    Commonwealth Bond and Note Liabilities. The Commonwealth is authorized to issue three types of debt: general obligation debt, special obligation debt and federal grant anticipation notes. General obligation debt is secured by a pledge of the full faith and credit of the Commonwealth. Special obligation debt may be secured either with a pledge of receipts credited to the Highway Fund or with a pledge of receipts credited to the Boston Convention and Exhibition Center fund. Federal grant anticipation notes are secured by a pledge of federal highway construction reimbursements. In addition, certain independent authorities and agencies within the Commonwealth are statutorily authorized to issue bonds and notes for which the Commonwealth is either directly, in whole or in part, or indirectly liable. The Commonwealth's liabilities with respect to these bonds and notes are classified as either Commonwealth-supported debt, Commonwealth-guaranteed debt or indirect obligations. As of October 1, 2000, the Commonwealth's total long-term bond and note liabilities were approximately $15.992 billion, consisting of approximately $10.414 billion of general obligation debt, $564 million of special obligation debt, $922 million of federal grant anticipation notes, $3.879 billion of Commonwealth-supported debt and $212 million of Commonwealth-guaranteed debt.

    Debt Service. The growth of capital expenditures during the 1980's accounts for the significant rise in annual debt services expenditures since fiscal 1989. Debt service expenditures for fiscal 1997, fiscal 1998, and fiscal 1999 were $998 million, $1.079 billion and $1.174 billion, respectively (excluding debt service on Fiscal Recovery Bonds), and were projected to be $1.197 billion for fiscal 2000.

    In January 1990, legislation was passed to impose a limit on debt service beginning in fiscal 1991, providing that no more than 10% of the total appropriations in any fiscal year may be expended for payment of interest and principal on general obligation debt (excluding the Fiscal Recovery Bonds). The percentage of total appropriations expended from the budgeted operating funds for debt service for fiscal 1999 was 5.8%, which was projected to decrease to 5.6% in fiscal 2000.


                                     D-4-6

    Certain Liabilities. Among the material future liabilities of the Commonwealth are significant unfunded general liabilities of its retirement systems and a program to fund such liabilities; a program whereby, starting in 1978, the Commonwealth began assuming full financial responsibility for all costs of the administration of justice within the Commonwealth; continuing demands to raise aggregate aid to cities, towns, schools and other districts and transit authorities above current levels; and Medicaid expenditures which have increased each year since the program was initiated (from $3.398 billion in 1995 to $3.856 billion in 1999).

    As a result of comprehensive legislation approved in January 1988, the Commonwealth is required to fund future pension liabilities currently and to amortize the Commonwealth's unfunded liabilities over 30 years. The legislation was revised in July 1997, as part of the fiscal 1998 budget, to require the amortization of such liabilities by June 30, 2018.

    The Commonwealth has now completed the transition from a pay-as-you-go system to an actuarially funded system. Accordingly, as contemplated by the pension funding legislation approved in January 1988, amounts required to be appropriated in the eleventh and later years of the funding schedule need not be sufficient to cover the benefit costs payable in those years. In fiscal 1998 the benefit costs exceeded the amount appropriated by approximately $20.4 million, which was disbursed from the Pension Reserves Investment Trust Fund to cover such costs. For fiscal 1999, a similar disbursement of approximately $132 million was necessary. For fiscal 2000, it was estimated that $281 million would be disbursed from the PRIT Fund. Total pension expenditures were $986 million in fiscal 2000, and are estimated to be $1,042 million in fiscal 2001.

Litigation

    There are pending in state and federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. In the opinion of the Attorney General of the Commonwealth, no litigation is pending or, to his knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

    Commonwealth Programs and Services. From time to time actions are brought against the Commonwealth by the recipients of governmental services, particularly recipients of human services benefits, seeking expanded levels of services and benefits and by the providers of such services challenging the Commonwealth's reimbursement rates and methodologies. To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments. In June 1993, in an action challenging the Commonwealth's funding of public primary and secondary education systems on both federal and state constitutional grounds, Webby v. Dukakis (now known as McDuffy v. Robertson, Supreme Judicial Court for Suffolk County No. 90-128), the Supreme Judicial Court ruled that the Massachusetts Constitution imposes an enforceable duty on the Commonwealth to provide adequate public education for all children in the Commonwealth and that the Commonwealth was not at that time fulfilling this constitutional duty. However, the court also ruled that no then-present statutory enactment was to be declared unconstitutional. The court further ruled that the Legislature and the Governor were to determine the necessary response to satisfy the Commonwealth's constitutional duty, although a single justice of the court could retain jurisdiction to determine whether, within a reasonable time, appropriate legislative action had been taken. Comprehensive education reform legislation was approved by the Legislature and the Governor later in June 1993. On May 10, 1995, the plaintiffs filed a motion for further relief, arguing that the 1993 legislation did not provide sufficiently for public education and that its timetable was too slow. It cannot be determined at this time



                                     D-4-7
what further action, if any, the plaintiffs in McDuffy may take or whether the court will order any further relief.

    Challenges by residents of five state schools for the retarded in Ricci v. Murphy (U.S. District Court C.A. No 72-469-T) resulted in a consent decree in the 1970's which required the Commonwealth to upgrade and rehabilitate the facilities in question and to provide services and community placements in western Massachusetts. The District Court issued orders in October, 1986 leading to termination of active judicial supervision. On May 25, 1993, the District Court entered a final order vacating and replacing all consent decrees and court orders. In their place, the final order requires lifelong provisions for individualized services to class members and contains requirements regarding staffing, maintenance of effort (including funding) and other matters.

    Rolland v. Cellucci (U.S. District Court C.A. No. 98-32208 KPN) is a class action by mentally retarded nursing home patients seeking community placements and services. The court approved a settlement agreement entered into by the parties which will provide certain benefits to nursing home residents with mental retardation and other developmental disabilities over the next seven years. The Department of Mental Retardation estimates that the agreement will cost approximately $5 million per fiscal year for seven years.

    In Ramos v. McIntire (Suffolk Superior Court No. 98-2154), plaintiffs allege that the Department of Transitional Assistance violated state and federal law, including the Americans with Disabilities Act, by failing to accommodate welfare recipients with learning disabilities in its Employment Service Program. The court has denied, without prejudice, plaintiffs' motions for class certification and injunctive relief. If the case remains limited to the two existing plaintiffs, potential liability will likely be under $50,000. However, if the Court at some point allows a motion for class certification, potential liability could increase to $33.5 million. The Court denied a renewed motion for class certification.

    The Division of Medical Assistance ("DMA") is also engaged in four related lawsuits in which numerous hospitals seek injunctive and declaratory relief from DMA's implementation of its prepayment review program and its postpayment review program. The hospitals also seek damages consisting of the value of all claims for payment previously denied by DMA under these two review programs, where the basis for the denial was DMA's determination that the claims were not medically necessary. In Athol Memorial Hospital, et al. v. Commissioner of the Division of Medical Assistance (Suffolk Superior Court No. 99-2325-F), the plaintiffs seek injunctive and declaratory relief. In Baystate Medical Center v. Commissioner of the Division of Medical Assistance (Suffolk Superior Court No. 99-2115-E), the plaintiff seeks injunctive and declaratory relief and monetary damages. In Massachusetts Hospital Association, et al. v. Commissioner of the Division of Medical Assistance (Suffolk Superior Court No. 99-2324-E), the plaintiffs seek injunctive and declaratory relief. Salem Hospital v. Commissioner of the Division of Medical Assistance (Suffolk Superior Court No. 99-0750-C), is an alleged class action seeking declaratory relief and monetary damages.

                                     D-4-8

     In the Baystate Medical case, the Court dismissed the claims under 42 U.S.C.(S) 1983 on December 16, 1999. In the Athol and Salem cases, the Court dismissed the claims under 42 U.S.C.(S) 1983 on December 29, 1999. In the Salem case, the Court denied the motion for class certification on December 29, 1999.

     The remaining claims for declaratory and injunctive relief could prevent DMA from continuing to implement the prepayment and postpayment review programs under its new regulations. Since continued implementation of these programs would save the Division between $6 million and $11 million annually, DMA's expenditures would increase by that amount if it is barred from implementing these programs. The remaining claims for damages could reach approximately $40 million.

     Valerie Anderson v. Cellucci (U.S. District Court C.A. No. 99-10617-DPW), now recaptioned Boulet v. Celluci, is a class action against the Department of Mental Retardation and the Division of Medical Assistance asserting that the Commonwealth has an obligation under the Medicaid Home and Community Based Services Waiver Program to provide group residences for adult mentally retarded individuals who currently reside with their parents. The court granted plaintiff's motion for partial summary judgment and issued an order requiring the defendant agencies to provide services to all eligible individuals on the waiting list within 90 days. However, the court invited the Commonwealth to propose alternative relief by August 15, 2000, which the Commonwealth did. The Department of Mental Retardation currently estimates the potential exposure to the Commonwealth to be a total of $85 million over fiscal years 2002-2006.

     Environmental Matters. The Commonwealth is engaged in various lawsuits concerning environmental and related laws, including an action brought by the U.S. Environmental Protection Agency alleging violations of the Clean Water Act and seeking to enforce the clean-up of Boston Harbor. United States v. Metropolitan District Commission (U.S. District Court C.A. No. 85-0489-MA). See also Conservation Law Foundation v. Metropolitan District Commission (U.S. District Court No. 83-1614-MA). The Massachusetts Water Resources Authority
(MWRA), successor in liability to the Metropolitan District Commission (MDC), has assumed primary responsibility for developing and implementing a court-approved plan and timetable for the construction of the treatment facilities necessary to achieve compliance with the federal requirements. The MWRA currently projects that the total cost of construction of the wastewater facilities required under the court's order, not including CSO costs, will be approximately $3.142 billion in current dollars, with approximately $601 million to be spent after June 30, 1997. With CSO costs, the MWRA anticipates spending approximately $901 million after that date. Under the Clean Water Act, the Commonwealth may be liable for any cost of complying with any judgment in these or any other Clean Water Act cases to the extent the MWRA or a municipality is prevented by state law from raising revenues necessary to comply with such a judgment.

     On February 12, 1998, the U.S. Department of Justice filed a complaint in federal district court seeking to compel the MWRA to build a water filtration plant for the metropolitan Boston water supply and, together with the MDC, to take certain watershed protection measures. United States v. MWRA (U.S. District Court C.A. No. 98-10267). The U.S. District Court issued a decision on May 5, 1999 allowing the U.S. government's motion for summary judgment by finding the MWRA liable under the Safe Drinking Water Act, but denying its motion for summary judgment on the remedy issue. A trial on appropriate remedies, if any, including filtration, took place in January 2000. The court ruled in May 2000 that MWRA does not need to build a filtration system based on a finding that ozonation treatment and improvement of the Wachusett watershed are sufficient actions at this time. On June 2, 2000, the U.S. District Court entered a judgment in accordance with its ruling in May, denying the United States' motion for injunctive relief. The United States filed a notice of appeal on July 3, 2000.

     Wellesley College is seeking contribution from the Commonwealth for costs related to environmental contamination on the Wellesley College campus and adjacent areas, including Lake Waban. Such costs may reach $35 million. Currently, the Commonwealth and Wellesley College are mediating this potential claim for contribution. As of February 17, 2000, no litigation against the Commonwealth has been filed.

     Taxes And Other Revenues. In The First National Bank of Boston v. Commissioner of Revenue

                                     D-4-9

(Appellate Tax Board No. F232249), the First National Bank of Boston challenges the constitutionality of the former version of the Commonwealth's bank excise tax. In 1992, several pre-1992 petitions filed by the bank, which raised the same issues, were settled prior to a board decision. The bank then filed claims with respect to 1993 and 1994. The bank claims that the tax violated the Commerce Clause of the United States Constitution by including its worldwide income without apportionment. The Department of Revenue refunded $35.3 million in April 2000 to the First National Bank of Boston for tax year 1993 for reasons unrelated to the claims against the Department of Revenue. The bank has accordingly withdrawn all of its claims for tax year 1993. The Commissioner and the bank entered into a settlement on August 31, 2000 pursuant to which $27.5 million has been refunded to the bank for tax years 1992 and 1994.

    In General Mills, Inc. v. Commissioner of Revenue (Appellate Tax Board No. F223398), the taxpayer challenges a corporate excise tax, including the proper treatment of the sale of two of its subsidiaries. The total exposure to the Commonwealth, including tax, interest and penalties, is approximately $36 million. The Appellate Tax Board issued a decision awarding an abatement of $634,077. The Board has not yet issued its findings of fact and report.

    In Tenneco, Inc. v. Commissioner of Revenue (Appellate Tax Board Nos. F162137-F162140), the taxpayer seeks $34.3 million in excise taxes and interest. On September 6, 2000, the Appellate Tax Board issued findings of fact and a report in support of its 1998 decision in favor of the Commissioner. On October 31, 2000, the taxpayer filed a notice of appeal.

    In EG&G, Inc. v. Commissioner of Revenue (Appellate Tax Board Nos. F245459, F245460, F245461, F253131, F233126), the taxpayer seeks $21.2 million in excise taxes and interest.

    In addition, there are several other tax cases pending which could result in significant refunds if taxpayers prevail. It is the policy of the Attorney General and the Commissioner of Revenue to defend such actions vigorously on behalf of the Commonwealth, and the descriptions that follow are not intended to imply that the Commissioner has conceded any liability whatsoever. Approximately $80 million in taxes and interest in the aggregate are at issue in several other cases pending before the Appellate Tax Board or on appeal to the Appeals Court or the Supreme Judicial Court.

    Eminent Domain. In Spaulding Rehabilitation Hospital Corporation v. Massachusetts Highway Department (Suffolk Superior Court No. 95-4360C), the Spaulding Rehabilitation Hospital filed an action to enforce an agreement to acquire its property by eminent domain, in connection with the Central Artery/Ted Williams Tunnel project. On March 13, 1998, the Superior Court entered judgment for the Commonwealth dismissing the complaint. The plaintiff has appealed the Superior Court's dismissal of the complaint. In December 1999, the Spaulding Rehabilitation Hospital filed an eminent domain action concerning the same property. Spaulding Rehabilitation Hospital Corp. v. Commonwealth (Suffolk Superior Court No. 99-5733-E).

    Thomas Rich v. Commonwealth of Massachusetts (Norfolk Superior Court No. 94-
2319) and Shea v. Commonwealth (Norfolk Superior Court No. 97-1070-B) are eminent domain cases concerning property in the city of Quincy. Thomas Rich has settled for $6.2 million. In Shea, the Commonwealth faces a potential liability of $10 million. The cost of remediation of contaminated soil will also be an issue.

    Patricia I. Barletta and John G. Bulman, as Trustees of the Vincent D. Barletta 1971 Trust v. Commonwealth (Worcester Superior Court C.A. No. 99-0657C). This case concerns a taking of land in Douglas, Massachusetts in which the plaintiffs claim at least $46 million.

    In Boston & Maine Railroad v. Commonwealth (C.A. No. 99-3928E), pending in Middlesex Superior Court, the plaintiff may seek $40 million for a taking of land in Cambridge for the Central Artery/Ted Williams Tunnel project.

    Receivership. On January 4, 2000, the Attorney General, at the request of the Commissioner of Insurance, obtained a court order from the Massachusetts Supreme Judicial Court placing Harvard Pilgrim Health Care, Inc., Pilgrim Health Care, Inc. and Harvard Pilgrim Health Care of New England, Inc. (collectively, "HPHC") into temporary receivership. HPHC is one of the largest nonprofit managed care operations in the United States, providing care and coverage to more than 1.2 million members in New England, approximately 1.1 million of whom are Massachusetts residents. As the temporary receiver, the Insurance Commission has taken control of HPHC for the purpose of rehabilitating HPHC and conserving its assets. On January 17, 2000, the temporary receiver engaged an investment banker to identify and evaluate all viable options to recapitalize HPHC and ensure continuity of care and coverage to HPHC members, including a merger or other affiliation, a sale/leaseback or other leasing transaction, a third-party capital infusion or a sale. In the temporary receiver's first status report, submitted to the Supreme Judicial Court on January 28, 2000, the temporary receiver and the Attorney General proposed to continue the process of identifying and evaluating possible options to recapitalize HPHC and to report to the Court when a desirable approach is available. While the receivership statute does not require state financial assistance, various health care providers and other interested parties have publicly discussed



                                     D-4-10
public participation in the resolution of this matter.

SEC Investigation

    On May 8, 2000, the State Treasurer's office was advised that the staff of the Securities and Exchange Commission is conducting a formal investigation in the matter of "Certain Municipal Securities/Massachusetts Central Artery (B-1610)," pursuant to a formal order of private investigation issued by the Commission.

Other Issuers of Massachusetts Bonds

    There are a number of state agencies, instrumentalities and political subdivisions of the Commonwealth that issue Municipal bonds, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the Commonwealth. The brief summary above does not address, nor does it attempt to address, any difficulties and the financial situations of those other issuers of Massachusetts bonds.

    Many factors, in addition to those cited above, have or may have a bearing upon the financial condition of the Commonwealth, including social and economic conditions, many of which are not within the control of the Commonwealth.

Massachusetts Tax Matters

    The following is based upon the advice of Edwards & Angell, LLP, special Massachusetts counsel to the Fund.

    The following is a general, abbreviated summary of certain provisions of the applicable Massachusetts tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to the Fund's transactions.

    The following is based on the assumptions that the Fund will qualify under Subchapter M of the Code as regulated investment companies, that it will satisfy the conditions which will cause distributions of the Fund to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Fund's shareholders.

    The Fund is not subject to the Massachusetts corporate excise tax, the Massachusetts franchise tax, or the Massachusetts income tax.

    Distributions by the Fund that qualify, for federal income tax purposes, either as exempt-interest dividends or as capital gain dividends, and that are attributable to interest or gain from the sale or exchange of certain obligations of Massachusetts and its political subdivisions, agencies and instrumentalities will not be subject to the Massachusetts personal income tax. In addition, distributions by the Fund that are attributable to interest on obligations of the United States exempt from state income tax under federal law will not be subject to the Massachusetts personal income tax. All other distributions will be subject to the Massachusetts personal income tax.
tax.

    Distributions by the Fund, regardless of source, are subject to the Massachusetts corporate excise tax.

    Gain on the sale, exchange, or other disposition of shares of the Fund will be subject to the Massachusetts personal income or corporate excise tax.




                                     D-4-11

     Shares of the Fund may be subject to the Massachusetts estate tax if owned by a Massachusetts decedent at the time of death.

     Shareholders are advised to consult with their own tax advisors for more detailed information concerning Massachusetts state and local tax matters.

                                    D-4-12

                                 APPENDIX D-5

Factors Pertaining to North Carolina

     North Carolina's economy continues to grow and diversify. The State ranks among the top ten states in terms of economic growth, as measured by employment growth between 1988 and 1998. While manufacturing remains an important employment sector, the services and retail trade sectors also supply a significant percentage of employment. Growth in the high-technology sector has helped diversify the State's economy and has also helped offset recent employment losses in the textile, apparel, and tobacco industries.

     The State's unemployment rate was 3.6% in September 2000, below the national average of 3.9% in September 2000 and slightly up from the State's 3.1% rate in September 1999. Per capita income in 1999 was $27,541, approximately 91% of the national average.

     The State has implemented sound financial policies and currently has low debt levels. The level of debt is subject to increase as a result of bonds which have been authorized by the voters of the State, which bonds have yet to be issued. In the aggregate, there is approximately $4.72 billion of authorized but unissued bonds for higher education capital, highways, public school buildings, natural gas and clean water. It is expected that these bonds will be issued over the next several years, which will cause the debt levels to increase. However, the State's Constitution mandates that total expenditures not exceed receipts for the same period plus any surplus available at the start of the fiscal year. These conservative policies, combined with the State's economic recovery, resulted in budget surpluses in each fiscal year from 1992-1999. Moody's, S&P, and Fitch all rate the State AAA.


North Carolina Tax Matters

     The following is based upon the advice of Moore & Van Allen PLLC, special North Carolina counsel to the Fund.

     The following is a general, abbreviated summary of certain provisions of the applicable North Carolina tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions.

     The following is based on the assumptions that the Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Fund's shareholders.

     The Fund will be subject to the North Carolina corporation income tax and the North Carolina franchise tax only if it has a sufficient nexus with North Carolina. If it is subject to such taxes, it does not expect to pay a material amount of either tax.

     Distributions from the Fund that are attributable to interest on any obligation of North Carolina or its political subdivisions or to interest on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law will not be subject to the North Carolina personal income tax or the North Carolina corporation income tax. All other distributions, including distributions attributable to capital gains, will be subject to the North Carolina personal and corporate income taxes.

                                     D-5-1

     Gain on the sale, exchange, or other disposition of shares of the Fund will be subject to the North Carolina personal and corporate income taxes.

     Shares of the Fund may be subject to the North Carolina estate tax if owned by a North Carolina decedent at the time of death.

     Shareholders are advised to consult with their own tax advisors for more detailed information concerning North Carolina and local tax matters.

                                     D-5-2

                                 APPENDIX D-6

Factors Pertaining to Virginia

     The Virginia Fund is susceptible to political, economic or regulatory factors affecting issuers of Virginia municipal bonds. Without intending to be complete, the following briefly summarizes some of these matters, as well as some of the complex factors affecting the financial situation in the Commonwealth of Virginia (the "Commonwealth" or "Virginia"). This information is derived from sources that are generally available to investors and is based in part on information obtained from various agencies in Virginia. No independent verification has been made of the accuracy or completeness of the following information.

     There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on State or local governmental finances, generally, will not adversely affect the market value of Virginia municipal bonds held in the portfolio of the Virginia Fund or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

     The Virginia economy matches or surpasses national growth rates in many key economic indicators including personal income, wages and salaries, and total nonagricultural employment. Furthermore, Virginia's unemployment rate continues to decline to record lows.

     Virginia incorporated 5.7 percent more new businesses in FY 1999 than in FY 1998. With the Commonwealth attracting an increasing number of new businesses, Virginia's unemployment rate continued its seven-year decline, reaching 2.8 percent in FY 1999. This decline marks the lowest unemployment rate since 1974 when the Bureau of Labor Statistics began its current method of computing the unemployment rate.

     Further, the difference between Virginia's unemployment rate and that of the United States has continued to widen. Throughout the 1990's, Virginia's unemployment rate has been,

                                     D-6-1
on average, about 1.2 percentage points less than the national rate. In FY 1999, the spread increased to 1.6 percentage points.

     Virginia's extremely low unemployment rate has influenced the growth in average compensation per employee. In order to attract new workers from within the Commonwealth as well as from other states, companies in Virginia have been raising wages and salaries. The year-to-year quarterly growth rates in real wages and salaries have exceeded the growth rates in nonagricultural employment in each of the past sixteen quarters. In the second quarter of FY 1999, the difference between these two growth rates reached 5.8 percentage points as real wages and salaries increased 8.2 percent and nonagricultural employment expanded by 2.4 percent over the same period of the preceding fiscal year.

     Virginia nonagricultural wage and salary employment grew by 2.4 percent over FY 1998, matching the national growth rate. The growth in services sector employment surpassed all other sectors. Almost 75 percent of these jobs were added in high technology services subsectors, including business services, engineering, architectural and management consulting services, and health services.

     The retail trade sector added 9,300 jobs and construction accounted for an increase of 6,700 jobs. The growth in these two areas reflect continued strength in Virginia's retail sales and housing markets.

     During FY 1999, state and local government employment increased by 10,900 jobs while federal government employment declined by 3,000 jobs. The 4.7 percent growth rate in state government employment is the largest since FY 1994 and the
1.9 percent decline in federal government employment is the smallest percentage decline since FY 1993. Overall total civilian

                                     D-6-2
governmental employment grew by 1.3 percent in FY 1999 compared with 0.1 percent in FY 1998.

     Employment in Virginia's manufacturing sector declined for the seventh year since FY 1990. Losing 6,500 jobs, total manufacturing employment fell to 400,500 in FY 1999. The loss in FY 1999 more than reversed the nearly 5,100 gain in manufacturing employment in FY 1998.

     Employment in finance, insurance, and real estate grew at a rate of 3.7 percent, matching last year's growth rate. Employment in the security and commodity brokers and dealers subsector grew by 16.4 percent. Employment in the banking industry, still affected by the mergers and acquisitions of the previous year, declined by 0.8 percent.

     Virginia's average payroll per job in FY 1999 was $32,857 compared to the national average of $33,198. While still below the national average, Virginia's gap in average payroll per job relative to the nation has narrowed by nearly 50 percent from $669 in FY 1998 to $341 in FY 1999.

     The sectors for which Virginia's payroll per job is higher than that of the nation are transportation and public utilities, wholesale trade, services and total civilian government. Those jobs for which average payroll per job is lower include mining, construction, manufacturing, retail and finance, insurance and real estate.

     The growth rate in payroll per job for total nonagricultural employment is estimated to be 5.7 percent in Virginia for FY 1999, exceeding the 4.5 percent estimated US growth rate. As further evidence of Virginia's strong economy and tightening labor market, growth rates in payroll per job either equaled or exceeded those estimated for the nation in six of the nine employment sectors.


                                     D-6-3

     Virginia personal income in FY 1999 grew 6.3 percent over FY 1998, surpassing the national growth rate of 5.8 percent. Total Virginia wages and salaries grew at 8.1 percent compared with 7.2 percent growth for the United States, marking the third straight fiscal year that Virginia's wages and salaries grew at a pace greater than that of the nation.

     Given high nominal growth rates in wages and salaries and low inflation, Virginians experienced substantial gains in real income and wages and salaries. Virginia real personal income grew by 5.2 percent and real wages and salaries grew at 7.1 percent. In the United States, real personal income grew at a 4.7 percent rate and real wages and salaries grew at 6.2 percent.

     Increases in income translated into increases in spending. Virginia retail sales grew by $3.5 billion to reach $61.9 billion in FY 1999, a growth rate of
5.9 percent compared to 4.9 percent in FY 1998. This is the largest rate of growth in retail sales since FY 1995. At the national level, retail sales grew by 6.5 percent in FY 1999, compared to 4.7 percent in FY 1998.

     As another indication of an extremely strong Virginia economy, building permits increased by 14.7 percent from FY 1998. The growth in authorizations more than doubled the FY 1998 6.6 percent growth.

     In 1998, Virginia's foreign exports to the world surpassed $11 billion for the second straight year. Although Virginia's exports declined by 0.5 percent, Virginia now ranks 16th among all states in terms of exports to the world. Exports account for about 5 percent of Virginia's gross state product. In the coming year, Virginia's exports to Asia should increase as the Asian economies recover and Asian currencies continue to strengthen.

     As the decade comes to a close, Virginia's overall economic performance is such that it has outpaced the nation in many measures of economic activity. Residents of the Commonwealth have enjoyed the benefits of low unemployment, continued job growth and higher real wages and salaries. Continued growth of new companies locating in the Commonwealth, the Asian recovery and strengthening world economy, and the Federal Reserve's policy to fight wage inflation are all positive factors for Virginia's economic outlook.

                                     D-6-4

     The Commonwealth of Virginia has historically operated on a fiscally conservative basis and is required by its Constitution to have a balanced biennial budget. At the end of the June 30, 1999, fiscal year, the General Fund of the Commonwealth had an ending fund balance, computed on a budgetary cash basis, of $1,599.6 million, of which $1,591.4 million was in required reserves or designated for appropriations, leaving an undesignated, unreserved fund balance of $8.2 million available for future appropriation. Computed on a modified accrual basis in accordance with generally accepted accounting principles, the General Fund balance at the end of the fiscal year ended June 30, 1999, was $1,173.7 million, compared with a General Fund balance of $1,011.4 million at the end of the fiscal year ended June 30, 1998.

     As of June 30, 1999, total debt of the Commonwealth aggregated $13.5 billion. Of that amount, $4.2 billion was tax supported. Outstanding general obligation bonded debt backed by the full faith and credit of the Commonwealth was $1.1 billion at June 30, 1999. Of that amount, $541.2 million was also secured by revenue-producing capital projects.

     The Virginia Constitution contains limits on the amount of general obligation bonds which the Commonwealth can issue. These limits are substantially in excess of current levels of outstanding bonds, and at June 30, 1999, would permit an additional total of approximately $8.4 billion of bonds secured by revenue-producing projects and approximately $8.4 billion of Section 9(b) general obligation bonds for capital projects, with not more than approximately $2.2 billion of the latter to be issued in any four-year period. General obligation bonds for capital projects which are not secured by revenue-producing projects must be approved in a State-wide election.

     The Commonwealth of Virginia maintains a "triple A" bond rating from Standard & Poor's Corporation, Moody's Investors Services and Fitch Investors Services on its general obligation indebtedness, reflecting in part its sound fiscal management, diversified economic base and low debt ratios. There can be no assurances that these conditions will continue. Nor are these same conditions necessarily applicable to securities which are not general obligations of the Commonwealth. Securities issued by specific municipalities, governmental authorities or similar issuers may be subject to economic risks or uncertainties peculiar to the issuers of such securities or the sources from which they are to be paid.

Virginia Tax Matters

     The following is based upon the advice of Christian & Barton, L.L.P., special Virginia counsel to the Fund.

     The following is a general, abbreviated summary of certain provisions of the applicable Virginia tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Virginia Fund. This summary does not address the taxation of other shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Virginia Fund transactions.

     The following is based on the assumptions that the Virginia Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Virginia Fund distributions to qualify as exempt-interest dividends to

                                     D-6-5
shareholders, and that it will distribute all of its net tax exempt interest, investment company taxable income and net capital gain it receives to the Virginia Fund's shareholders.

     The Virginia Fund will be subject to the Virginia corporate income tax only if it has a sufficient nexus with Virginia. If it is subject to the Virginia corporate income tax, it does not expect to pay a material amount of such tax.

     Distributions by the Virginia Fund that are attributable to income derived from or on the sale and exchange of obligations of Virginia and its political subdivisions and instrumentalities, to income derived from or on the sale and exchange of obligations of the United States, or to income derived from or on the sale and exchange of obligations or securities of any authority, commission or instrumentality of the United States to the extent exempt from state income taxes under the laws of the United States, will not be subject to the Virginia personal income tax or the Virginia corporate income tax. Distributions by the Virginia Fund that are attributable to interest earned on obligations of certain United States territories or possessions for which federal law provides an exemption from state income taxes will not be subject to the Virginia personal income tax or the Virginia corporate income tax. All remaining distributions will be subject to the Virginia personal and corporate income taxes, and may be subject to local income taxes.

     Gain on the sale, exchange, or other disposition of shares of the Virginia Fund will be subject to the Virginia personal and corporate income taxes.

     Shares of the Virginia Fund may be subject to the Virginia estate tax if owned by a Virginia decedent at the time of death.

     Shareholders are advised to consult with their own tax advisors for more detailed information concerning Virginia state and local tax matters.

                                     D-6-6

                                  APPENDIX E

                PERFORMANCE RELATED AND COMPARATIVE INFORMATION

     A Fund may be a suitable investment for a shareholder that is thinking of adding bond investments to his portfolio to balance the appreciated stocks that the shareholder is holding. Municipal bonds can provide double, tax-free income (exempt from both regular federal and state income taxes) for residents of that state. Because each Fund expects that a substantial portion of its investments will pay interest that is taxable under the federal alternative minimum tax, the Fund may not be a suitable investment for shareholders that are subject to the federal alternative minimum tax.

     Each Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds as categorized by Lipper, Inc. ("Lipper"), Morningstar or other independent services. Comparison of a Fund to an alternative investment should be made with consideration of differences in features and expected performance. A Fund may obtain data from sources or reporting services, such as Bloomberg Financial ("Bloomberg") and Lipper, that the Fund believes to be generally accurate.

     Past performance is not indicative of future results. At the time Common Shareholders sell their shares, they may be worth more or less than their original investment.

Higher Dividends Often Correlate with Higher Share Prices Scatter chart appears here (share prices of all state closed-end municipal bond funds):


                                          12/4/00
          Annualized                    Share Price
           Dividend                 (Adjusted to $15 IPO)
          ----------                ---------------------
             0.7725                         14.875
             0.75                           14.1875
             0.8172                         12.125
             0.75                           13.5625
             0.892224                       13.8125
             0.816                          12.9375
             0.68502                        11.75
             0.864                          14.5
             0.738                          12.28125
             0.72                           12.46875
             0.66                           10.4375
             0.66                           11.125
             0.67302                        11.5
             0.663                          10.75
             0.675                          11.1875
             0.822408                       12.625
             0.663                          10.875
             0.75                           14.6875
             0.75                           13.6875
             0.78                           13.4375
             0.69                           12.125
             0.69                           12.0625
             0.8076                         13.125
             0.861012                       12.75
             0.774816                       11.375
             0.7512                         12.5
             0.7644                         12.5625
             0.772392                       12.6875
             0.7773                         11.9375
             0.764076                       12.66
             0.7755                         12.5
             0.8052                         13.5
             0.675                          11.375
             0.9162                         15
             0.8856                         14.8125
             0.783048                       12
             0.784668                       11.8125
             0.799368                       12.6875
             0.728448                       11.8125
             0.795                          12.5625
             0.7908                         12.9375
             0.767412                       11.4375
             0.79578                        12.8125
             0.754896                       11.5
             0.776736                       12.125
             0.684                          11.5
             0.804                          12.8125
             0.78                           12.4375
             0.816                          14.75
             0.774                          13.96875
             0.774                          13.25
             0.906                          15.5
             0.894                          15.125
             0.768                          13.0625
             0.768                          13.25
             0.81                           12.75
             0.816                          14.25
             0.78                           14.125
             0.75                           13.6875
             0.798                          13.0625
             0.81                           13.8125
             0.87                           13.5
             0.765                          12.65625
             0.738                          13
             0.834                          14.4375
             0.768                          14
             0.804                          14.5625
             0.78                           12.3125
             0.918                          15
             0.888                          13.5
             0.918                          14.75
             0.828                          13.3125
             0.912                          13.75
             0.816                          14.3125
             0.858                          12.8125
             0.942                          15.6875
             0.882                          13.625
             0.882                          13.6875
             0.852                          13.0625
             0.9                            15.5
             0.912                          15.0625
             0.87                           13.5
             0.792                          14
             0.78                           12.875
             0.87                           13.875
             0.81                           12.375
             0.7875                         13.5
             0.7956                         13.125
             0.7308                         12.125
             0.8175                         12.625
             0.9                            14.75
             0.7725                         14.25
             0.735                          12.875
             0.84                           14.4375
             0.7575                         12.4375
             0.822                          13.25
             0.918                          16.375
             0.768                          13.5
             0.639                          12.46875
             0.8175                         13
             0.84                           12.9375
             0.828                          13.875
             0.792                          13.5
             0.84                           13.25
             0.696                          11.875
             0.816                          14.1875
             0.696                          12.125
             0.882                          14.4375
             0.72                           12.375
             0.882                          14.625
             0.804                          13.625
             0.852                          14.125
             0.96                           15.375
             0.9                            13.875
             0.7575                         11.6875

     Market price is affected by many factors, including market interest rates, income tax rates, the common shares' net asset value and dividend stability, the portfolio's duration, call protection and credit quality, analyst recommendations, and other market factors. Any of these factors individually or collectively may, at any given time, be as or more important to market price than annualized dividend rates. A positive correlation does not necessarily mean that higher dividends cause or result in higher market prices, and you should not assume that any particular level of dividends will result in any particular market price. In addition, the positive correlation between dividends and market price of this group of funds does not necessarily mean that every fund in the group exhibits a positive correlation between dividend and market price, and it is possible that the Fund may not exhibit such a correlation. There can be no assurance that the correlation suggested by the above data will continue in the future.

    Nuveen Arizona Dividend Advantage Municipal Fund 1,000,000 Common Shares Nuveen Connecticut Dividend Advantage Municipal Fund 1,000,000 Common Shares
    Nuveen Maryland Dividend Advantage Municipal Fund 1,000,000 Common Shares Nuveen Massachusetts Dividend Advantage Municipal Fund 1,000,000 Common Shares Nuveen North Carolina Dividend Advantage Municipal Fund 1,000,000 Common Shares
    Nuveen Virginia Dividend Advantage Municipal Fund 1,000,000 Common Shares

                  -------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

                  -------------------------------------------

                                  ___________, 2001

                           PART C - OTHER INFORMATION

Item 24: Financial Statements and Exhibits

     1.  Financial Statements:

     Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the 1940 Act will be filed by pre-effective amendment to this registration statement.

     2.  Exhibits:

a. Declaration of Trust dated June 1, 1999. Filed as Exhibit a to Registrant's Registration Statement on Form N-2 (File No. 333-49256) and incorporated herein by reference.*

b. By-Laws of Registrant. Filed as Exhibit b to Registrant's Registration Statement on Form N-2 (File No. 333-49256) and incorporated herein by reference.*

c.   None.

d.   None.

e.   Terms and Conditions of the Dividend Investment Plan.**

f.   None.

g. Investment Management Agreement between Registrant and Nuveen Advisory Corp. dated December 14, 2000. Filed as Exhibit g to Registrant's Registration Statement on Form N-2 (File No. 333-49294) and incorporated herein by reference.*

h.1  Form of Underwriting Agreement.**

h.2  Form of Master Selected Dealer Agreement.**

h.3  Form of Master Agreement Among Underwriters.**

h.4  Form of Salomon Smith Barney Inc. Letter Agreement.**

i. Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees.**

j. Exchange Traded Fund Custody Agreement between Registrant and The Chase Manhattan Bank dated _____.**

k.1 Form of Shareholder Transfer Agency Agreement between Registrant and Chase Manhattan Bank dated _____.**

k.2 Expense Reimbursement Agreement between Registrant and Nuveen Advisory Corp. Filed as Exhibit k.2 to Registrant's Registration Statement on Form N-2 (File No. 333-49294) and incorporated herein by reference.*

1.1 Opinion and consent of Bell, Boyd & Lloyd LLC. Filed as Exhibit l.1 to Registrant's Registration Statement on Form N-2 (File No. 333-49294) and incorporated herein by reference.*

1.2 Opinion and consent of Bingham Dana LLP. Filed as Exhibit l.2 to Registrant's Registration Statement on Form N-2 (File No. 333-49294) and incorporated herein by reference.*

l.3  Consent of Bell, Boyd & Lloyd LLC

l.4  Consent of Bingham Dana LLP

m.   None.

n.   Consent of Ernst & Young LLP.**

o.   None.

p. Form of Subscription Agreement of Nuveen Advisory Corp. dated _______, 2000. Filed as Exhibit p to Registrant's Registration Statement on Form N-2 (File No. 333-49294) and incorporated herein by reference.*

q.   None.

r.1 Code of ethics of Nuveen Advisory Corp. Filed as Exhibit r.1 to Registrant's Registration Statement on Form N-2 (File No. 333-49294) and incorporated herein by reference.*

r.2 Code of ethics of Salomon Smith Barney. Filed as Exhibit r.2 to Registrant's Registration Statement on Form N-2 (File No. 333-49294) and incorporated herein by reference.*

s.   Powers of Attorney.
 __________________
 *   Previously filed.
**   To be filed by amendment.


Item 25: Marketing Arrangements

See Section 3 of the Underwriting Agreement filed as Exhibit h to this Registration Statement.

Item 26: Other Expenses of Issuance and Distribution


Securities and Exchange Commission fees                              $3,960
National Association of Securities Dealers, Inc. fees                 2,000
Printing and engraving expenses                                           *
Legal Fees                                                                *
American Stock Exchange listing fees                                      *
Accounting expenses                                                       *
Blue Sky filing fees and expenses                                         *
Transfer agent fees                                                       *
Miscellaneous expenses                                                    *
                                                                     ------
          Total                                                           *

------------

     *To be completed by amendment. Expenses may be reduced pursuant to the contractual agreement of Nuveen Investments to pay (i) all Registrant's organizational expenses and (ii) offering costs (other than the sales load) that exceed $.03 per Common Share.

Item 27: Persons Controlled by or under Common Control with Registrant

     Not applicable.

Item 28: Number of Holders of Securities

     At  December 19, 2000

                                                                  Number of
                 Title of Class                                 Record Holders
                 -----------------                             -----------------
       Common Shares, $.01 par value                                    0

Item 29: Indemnification

     Section 4 of Article XII of the Registrant's Declaration of Trust provides as follows:

     Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

     No indemnification shall be provided hereunder to a Covered Person:

(a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

(c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

          (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

          (ii)  by written opinion of independent legal counsel.

     The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

     Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this
Section 4, provided that either:

     (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

     (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

     As used in this Section 4, a "Disinterested Trustee" is one (x) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

     As used in this Section 4, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

     The trustees and officers of the Registrant are covered by Investment Trust Errors and Omission policies in the aggregate amount of $20,000,000 (with a maximum deductible of $500,000) against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she had reasonable cause to believe this conduct was unlawful).

     Section 8 of the Underwriting Agreement filed as Exhibit h to this Registration Statement provides for each of the parties thereto, including the Registrant and the Underwriters, to indemnify the others, their trustees, directors, certain of their officers, trustees, directors and persons who control them against certain liabilities in connection with the offering described herein, including liabilities under the federal securities laws.

Item 30: Business and Other Connections of Investment Adviser

     Nuveen Advisory Corp. serves as investment adviser to the following open-end management type investment companies: Nuveen Flagship Multistate Trust I, Nuveen Flagship Multistate II, Nuveen Flagship Multistate Trust III, Nuveen Flagship Multistate Trust IV, Nuveen Flagship Municipal Trust, Nuveen Money Market Trust, Nuveen Municipal Money Market Fund, Inc. and Nuveen Taxable Funds Inc. Nuveen Advisory Corp. also serves as investment adviser to the following closed-end management type investment companies other than the Registrant:
Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen New York Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund,

Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Insured New York Premium Income Municipal Fund 2, Nuveen New Jersey Premium Income Municipal Fund 2, Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, Nuveen Insured Premium Income Municipal Fund 2, Nuveen New York Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund, Nuveen Massachusetts Dividend Advantage Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund, and Nuveen Virginia Dividend Advantage Municipal Fund. Nuveen Advisory Corp. has no other clients or business at the present time. For a description of other business, profession, vocation or employment of a substantial nature in which any director or officer of the investment adviser has engaged during the last two years for his account or in the capacity of director, officer, employee, partner or trustee, see the descriptions under "Management of the Fund" in Part A of this Registration Statement.

Item 31: Location of Accounts and Records

     Nuveen Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholders meetings and contracts of the Registrant and all advisory material of the investment adviser.

     The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004-2413, maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Advisory Corp.

Item 32: Management Services

     Not applicable.

Item 33: Undertakings

     1. Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

     2.  Not applicable.

     3.  Not applicable.

     4.  Not applicable.

     5.  The Registrant undertakes that:

          a. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

          b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

     6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Chicago, and State of Illinois, on the 28th day of December, 2000.

                            NUVEEN NORTH CAROLINA DIVIDEND
                            ADVANTAGE MUNICIPAL FUND

                            /s/ Gifford R. Zimmerman
                            -----------------------------------------
                            Gifford R. Zimmerman, Vice President and
                            Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


        Signature                         Title                              Date
        ---------                         -------                            ----
/s/ Stephen D. Foy           Vice President and Controller       December 28, 2000
---------------------        (Principal Financial and
    Stephen D. Foy           Accounting Officer)

                             Chairman of the Board and
Timothy R. Schwertfeger )    Trustee (Principal Executive        By: /s/ Gifford R. Zimmerman
                             Officer)                                ------------------------
                                                                         Gifford R. Zimmerman
                                                                         Attorney-In-Fact
                                                                         December 28, 2000

Robert P. Bremner       )    Trustee

Lawrence H. Brown       )    Trustee

Anne E. Impellizeri     )    Trustee

Peter R. Sawers         )    Trustee

William J. Schneider    )    Trustee

Judith M. Stockdale     )    Trustee


     Original powers of attorney authorizing Alan G. Berkshire and Gifford R. Zimmerman, among others, to execute this Registration Statement, and Amendments thereto, for each of the trustees of Registrant on whose behalf this Registration Statement is filed, have been executed and filed as an exhibit.

                               INDEX TO EXHIBITS


a.   Declaration of Trust dated June 1, 1999.*
b.   By-Laws of Registrant.*
c.   None.
d.   None.
e.   Terms and Conditions of the Dividend Investment Plan.**
f.   None.
g. Investment Management Agreement between Registrant and Nuveen Advisory Corp. dated December 14, 2000.*
h.1  Form of Underwriting Agreement.**
h.2  Form of Master Selected Dealer Agreement.**
h.3  Form of Master Agreement Among Underwriters.**
h.4  Form of Salomon Smith Barney Inc. Letter Agreement.**
i. Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees.**
j. Exchange Traded Fund Custody Agreement between Registrant and The Chase Manhattan Bank dated _____.**
k.1 Form of Shareholder Transfer Agency Agreement between Registrant and Chase Manhattan Bank dated _____.**
k.2  Expense Reimbursement Agreement between Registrant and Nuveen Advisory
     Corp.*
l.1  Opinion and consent of Bell, Boyd & Lloyd LLC.*
l.2  Opinion and consent of Bingham Dana LLP.*
l.3  Consent of Bell, Boyd & Lloyd LLC
l.4  Consent of Bingham Dana LLP
m.   None.
n.   Consent of Ernst & Young LLP.**
o.   None.
p.   Form of Subscription Agreement of Nuveen Advisory Corp. dated _______,
     2000.*
q.   None.
r.1  Code of ethics of Nuveen Advisory Corp.*
r.2  Code of ethics of Salomon Smith Barney.*
s.   Powers of Attorney.
___________________

*   Previously filed.
**  To be filed by amendment.